As filed with the Securities and Exchange Commission on October 4, 2013
File Nos. 333–16093
811–07923

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N–1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post–Effective Amendment No. 65
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 66

CITY NATIONAL ROCHDALE FUNDS
(Formerly, CNI Charter Funds)
(Exact Name of Registrant as Specified in its Charter)

400 North Roxbury Drive
Beverly Hills, California 90210
(Address of Principal Executive Office)

(800) 708-8881
(Registrant’s Telephone Number, Including Area Code)

William J. Souza, Esq.
400 North Roxbury Drive
Beverly Hills, California 90210
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
[ ]	immediately upon filing pursuant to Rule 485(b)
[ ]	on (date) pursuant to Rule 485(b)
[ ]	60 days after filing pursuant to Rule 485(a)(1)
[X]	75 days after filing pursuant to Rule 485(a)(2)
[ ]	on (date) pursuant to Rule 485(a)(1)

Please Send Copy of Communications to:

MICHAEL GLAZER
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071-3106

CITY NATIONAL ROCHDALE FUNDS

Prospectus Dated ______________, 2013

City National Rochdale Municipal High Income Fund

Servicing Class	( )
Class N	( )

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

table of contents

Summary	1
More About the Fund	5
More About the Fund’s Risks	5
Management of the Fund	7
How to Buy, Sell and Exchange Shares	9
Dividends and Taxes	16
Important Terms to Know	18
Appendix A - Ratings of Investment Securities	19
Privacy Principles	24
For More Information	Back Cover

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank. Investing in mutual funds involves risks, including possible loss of principal.

The Fund’s Statement of Additional Information (the “SAI”) has more detailed information on all subjects covered in this Prospectus. Investors seeking more in-depth explanations of the Fund should request the SAI and review it before purchasing shares.

Summary

City National Rochdale Municipal High Income Fund

INVESTMENT GOAL
The City National Rochdale Municipal High Income Fund (the “Muni High Income Fund” or the “Fund”) seeks to provide a high level of current income that is not subject to federal income tax.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the Muni High Income Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class		Class N
Management Fees		0.45%		0.45%
Distribution (12b-1) Fee		None		0.25%
Other Expenses (1)
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses	0.35%		0.35%
Total Other Expenses		0.60%		0.60%
Total Annual Fund Operating Expenses		1.05%		1.30%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Muni High Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Muni High Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Servicing Class	$107	$334
Class N	$132	$412

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PORTFOLIO TURNOVER
The Muni High Income Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Muni High Income Fund invests at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio of tax-exempt municipal bonds.  Municipal bonds are obligations the interest on which is excludable from gross income for federal income tax purposes, although a significant portion of such interest may be a tax preference item (“Tax Preference Item”) for purposes of the federal alternative minimum tax (“AMT”).

The Fund typically invests in medium- and lower-quality bonds, which are bonds that are rated BBB+ or lower by Standard & Poor’s, are comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined by the Fund’s sub-adviser to be of comparable quality. The Fund’s typical investments include non-investment grade debt securities (commonly called junk bonds), which are rated BB+ or lower by Standard & Poor’s, comparably rated by another NRSRO or, if unrated, determined by the sub-adviser to be of comparable quality. The Fund may invest an unlimited amount of its total assets in non-investment grade debt securities.

The sub-adviser actively manages the average duration of the Fund’s portfolio in accordance with its expectations of interest rate changes as driven by economic trends.  The average duration of the Fund’s portfolio typically ranges from 5 to 12 years, but may vary due to unusually large purchases or redemptions of the Fund’s shares. In current market conditions, the Fund invests substantially in municipal bonds with remaining maturities of ten to 30 years.

In selecting investments for the Fund the sub-adviser typically conducts a macro-economic analysis, and it may consider a number of factors including the security’s current coupon; the maturity, relative value and market yield of the security; the creditworthiness of the particular issuer or of the private company involved; the sector in which the issuer operates; the structure of the security, including whether it has a call feature; and the state in which the issuer is located.

The Fund primarily invests in revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (“PABs”), which finance privately operated facilities. The Fund may invest significantly in PABs in general; in revenue bonds payable from revenues derived from similar projects, such as those in the health care, life care, education and special tax sectors; and in municipal bonds of issuers located in the same geographic area.

Generally, in determining whether to sell a security, the sub-adviser uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desirable investment for the Fund, including consideration of the security’s current credit quality. The sub-adviser may also sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND
As with any mutual fund, there are risks to investing. The Muni High Income Fund, City National Rochdale, LLC (“City National Rochdale”), the Fund’s investment adviser, and the sub-adviser cannot guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

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The Effect of Interest Rates – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities (such as those with remaining maturities of ten to 30 years) generally more volatile than shorter term securities.

Prepayment or Call Risk - Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Municipal Obligations – U.S. state and local governments issuing municipal securities held by the Fund rely on revenues including taxes and revenues from public and private projects to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems.

Taxes – Although the Fund seeks to provide income exempt from federal income taxes, the Fund may invest in municipal bonds the interest on which (and, therefore, Fund dividends attributable to such interest) is a Tax Preference Item. If a Fund shareholder’s AMT liability increases as a result, that would reduce the Fund’s after-tax return to the shareholder. In addition, if certain types of investments the Fund buys as tax-exempt are later determined by the Internal Revenue Service to be taxable, a portion of the Fund’s income could become taxable.

Liquidity - Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Management – The Fund’s performance depends on the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform the fixed income market or similar funds.

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Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

PERFORMANCE
The Muni High Income Fund commenced operations on __________, 2013, and therefore it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

INVESTMENT MANAGER
City National Rochdale, LLC

SUB-ADVISER
Waddell & Reed Investment Management Company (“Waddell & Reed”)

PORTFOLIO MANAGER
Michael J. Walls of Waddell & Reed is primarily responsible for the day-to-day management of the Fund and has served as the portfolio manager of the Muni High Income Fund since [December] 2013.

PURCHASE AND SALE OF FUND SHARES
There are no minimum purchase or minimum shareholder account balance requirements for Servicing Class or Class N shares; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Muni High Income Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION
The Muni High Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Muni High Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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more about the fund

The goal of the Fund can only be changed with shareholder approval.  The policy to invest at least 80% of the Fund’s net assets in tax-exempt municipal bonds may be changed by the Fund’s Board of Trustees upon at least 60 days’ notice to shareholders.

Waddell & Reed periodically reviews the creditworthiness of issuers held by the Fund. Waddell & Reed’s credit analysis process includes not only a review of the rating agencies’ assigned ratings but also a review of the specific factors central to those ratings assessments, as well as the factors that could cause a change in the assigned ratings. Waddell & Reed considers, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. See Appendix A for a discussion of fixed income ratings.

City National Rochdale and Waddell & Reed consider duration, among other factors, in selecting fixed income securities for the Fund. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

The Fund primarily invests in revenue bonds, which are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (“PABs”), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

If you wish to learn more about the Fund’s principal investments and other securities in which the Fund may invest, please review the SAI.

PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

more about the fund’s risks

PRINCIPAL RISKS OF THE FUND
Here are the principal risks that apply to the Fund:

The Effect of Interest Rates – The Fund’s yield is affected by short-term interest rate changes. When rates decline, the Fund’s yield will typically fall, but less quickly than prevailing market rates. When rates increase, the Fund’s yield will typically rise, but not as quickly as market rates.

Market Risk – Equity and debt markets around the world have experienced unprecedented volatility, including as a result of the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. High public debt in the United States, various states and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

5

Market Risk of Fixed Income Securities – By investing directly or indirectly in fixed income securities, the Fund may expose you to declines in a holding’s value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Interest rates in the United States have recently been historically low. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities (such as those with maturities of ten to 30 years) generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

Prepayment or Call Risk - Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security that can be prepaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indication that reflects only the view of the originating rating agency from which an explanation of the significance of its ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the liquidity or market price of the securities in which the Fund invests.

Management – The Fund’s performance depends on the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform the fixed income market or similar funds.

Defensive Investments – The securities in which the Fund invests, and the strategies described in this Prospectus, are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest in shorter-duration bonds which the Fund’s sub-adviser believes are of higher credit quality or up to all of its assets in taxable obligations, which would result in a higher proportion of its income (and therefore its dividends) being subject to Federal income tax.  During such periods the Fund may also invest up to 100% of its assets in cash or cash equivalents.  The Fund is not required or expected to take such a defensive posture. But if used, such a stance may help the Fund minimize or avoid losses during adverse market, economic or political conditions.  By taking a temporary defensive position, the Fund may not achieve its investment objective.

Municipal Obligations – U.S. state and local governments issuing municipal securities held by the Fund rely on revenues including taxes and revenues from public and private projects to pay interest and principal on municipal debt.  Poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives at the state or local level, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems affecting the state generally or a particular issuer may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.

6

High Yield (“Junk”) Bonds – High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns, which may result in a weakened capacity of the issuer to make principal or interest payments. High yield bonds are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security. The Fund may invest in unrated securities. Lower rated securities and unrated equivalents are speculative and may be in default.

Liquidity - Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the Fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

NON-PRINCIPAL RISKS OF THE FUND
The risks of the Fund referred to below are related to non-principal investment strategies of the Fund. These risks are in addition to the principal risks of the Fund discussed above.

Sector Concentration – From time to time the Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent the Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors affecting companies in that sector.

Geographic Concentration – From time to time the Fund may invest a significant portion of its total assets in municipal securities issued by issuers in certain geographic areas.  To the extent the Fund’s assets are invested in a certain geographic area, the Fund will be subject to economic, political or other developments that may lessen the ability of those municipal securities issuers to pay interest and principal on their securities.

management of the fund

INVESTMENT MANAGER
City National Rochdale provides the Fund with investment management services. City National Rochdale’s address is City National Center, 400 North Roxbury Drive, Beverly Hills, California 90210.

City National Rochdale is a wholly owned subsidiary of City National Bank (“CNB”) with approximately $20 billion in assets under management as of June 30, 2013. CNB, a federally chartered commercial bank founded in the early 1950s, is itself a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2012, CNB and its affiliates had approximately $57 billion in assets under administration, which includes $38 billion in assets under management.

Subject to the oversight of the Board of Trustees, City National Rochdale is responsible for the evaluation, selection and monitoring of Waddell & Reed, the Fund’s sub-adviser. City National Rochdale selected Waddell & Reed based on a variety of factors, including investment style, performance record and the characteristics of Waddell & Reed’s typical investments.

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Waddell & Reed manages the Fund’s investments and is responsible for making all investment decisions and placing orders to purchase and sell securities for the Fund. Subject to the oversight of City National Rochdale and the Board of Trustees, Waddell & Reed has complete discretion as to the purchase and sale of investments for the Fund consistent with the Fund’s investment objective, policies and restrictions.

City National Rochdale receives a fee from the Fund for its investment management services at the annual rate of 0.45% of the average annual net assets of the Fund. City National Rochdale has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) at or below the annual rates set forth in the following table. City National Rochdale intends to continue this arrangement at least through ________________ 2014. Any fee reductions or reimbursements may be repaid to City National Rochdale within three years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Servicing Class	Class N
0.82%	1.07%

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory agreement with City National Rochdale will be available in the Fund’s Semi-Annual Report for the fiscal period ended March 31, 2014.

SUB-ADVISER AND PORTFOLIO MANAGER
Following is certain information about Waddell & Reed and Michael J. Walls, who is primarily responsible for the day-to-day management of the Fund’s investment portfolio (the “Portfolio Manager”). The SAI contains additional information about Waddell & Reed and the Portfolio Manager, including the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.

Waddell & Reed currently serves as the Fund’s sub-adviser, providing investment advisory and portfolio management services pursuant to a sub-advisory agreement with City National Rochdale.  Waddell & Reed is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed provides investment advisory services to institutional clients including mutual funds, closed-end funds, retirement plans and separate account holders, and as of June 30, 2013, managed or sub-managed $____________ in assets. Waddell & Reed is owned by Waddell & Reed, Inc.

The Fund is managed by Michael J. Walls, Senior Vice President of Waddell & Reed.  He has been an employee of since March 1999, when he joined the company as an investment analyst. He earned a BA in economics and German from Denison University, and an MBA with an emphasis in finance from Xavier University. Mr.Walls holds a Certificate of General Insurance.

A discussion regarding the basis of the Board of Trustees’ approval of the sub-advisory agreement with Waddell & Reed will be available in the Fund’s Annual Report for the fiscal period ended March 31, 2014.

SEC EXEMPTIVE ORDER
Under current law, the appointment of a new sub-adviser generally would require the approval of the Fund’s shareholders. However, City National Rochdale Funds (the “Trust”) has received an exemptive order from the Securities and Exchange Commission (the “SEC”) which permits City National Rochdale, subject to certain conditions required by the SEC, to retain an unaffiliated sub-adviser, or terminate or replace a sub-adviser to the Fund, with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders of the Fund will be notified of any change in any Fund sub-adviser and be provided with information regarding any new sub-adviser. This exemption does not apply to any sub-adviser affiliated with City National Rochdale.

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An order from the SEC granting this exemption benefits shareholders by enabling the Fund to operate in a less costly and more efficient manner. City National Rochdale has the ultimate responsibility to monitor any sub-advisers and recommend their hiring, termination and replacement. City National Rochdale may also terminate any sub-adviser and assume direct responsibility for the portfolio management of the Fund with the approval of the Board of Trustees, but without obtaining shareholder approval.

ADMINISTRATOR
SEI Investments Global Funds Services (the “Administrator”) serves as administrator and fund accountant to the Fund. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR
SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s distributor pursuant to a distribution agreement. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

DISTRIBUTION OF FUND SHARES
The Fund has adopted a plan for its Class N shares under Rule 12b-1 of the Investment Company Act. The plan allows the Fund to pay to the Distributor distribution fees of 0.25% of average daily net assets for the sale and distribution of its Class N shares. The Distributor pays some or all of such distribution fees to broker-dealers and other financial intermediaries (primarily CNB and its affiliates) as compensation for providing distribution-related services. Because the distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

Servicing Class shares of the Fund are not subject to distribution fees under the plan.

SHAREHOLDER SERVICING FEES
The Fund is subject to shareholder service agreements that allow the Fund to pay fees of 0.25% of its average daily net assets for non-distribution services provided to shareholders of Class N and Servicing Class shares of the Fund. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment.

how to buy, sell and exchange shares

Here are the details you should know about how to purchase, sell (sometimes called “redeem”) and exchange shares.

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GENERAL INFORMATION
Shares of the Fund are offered through approved broker-dealers or other financial institutions (each an “Authorized Institution”). If you purchase shares of the Fund through an Authorized Institution, your Authorized Institution is responsible for maintaining your individual account records, processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Summary Prospectus. You will also generally have to address your correspondence or questions regarding the Fund to your Authorized Institution.

Servicing Class shares are available only to other fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank. Class N shares are intended for individual investors, partnerships, corporations, and other accounts. The Fund or its classes may not be available in all states.

PRICING OF FUND SHARES
How and when we calculate the Fund’s net asset value per share (“NAV”) determines the price at which you will buy or sell shares. We calculate the NAV once each day as of the close of trading on the New York Stock Exchange (the “NYSE”). The NYSE usually closes at 4:00 p.m., Eastern Time on weekdays, except for holidays. Shares of the Fund may be purchased or sold on any day that the NYSE is open for business. The Fund reserves the right to open for business on days the NYSE is closed due to an emergency or other unanticipated event, but the Federal Reserve Bank of New York is open. Shares of the Fund, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close early due to an emergency or other unanticipated event, the Fund reserves the right to close early. If the Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.

If the Fund or your Authorized Institution, as applicable, receives your purchase, redemption or exchange request in good order from you on a business day before the close of trading on the NYSE, we will price your order at that day’s NAV. If the Fund or your Authorized Institution, as applicable, receives your request in good order on a business day from you after these times, we will price your order at the next day’s NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective on the day of transmittal. “In good order” means that the Fund has received and processed your account application and has received all required information and documentation, including, as applicable, the information described under “Customer Identification and Verification” and “Anti-Money Laundering Program” below and any required signature guarantees. To ensure that your request is in good order, follow the directions for purchasing shares as described under “How to Buy Shares”.

CALCULATION OF NAV
NAV for one share of a class of the Fund is the value of that share’s portion of the net assets (i.e., assets less liabilities) attributable to that class of the Fund. The Fund calculates the NAV of each of its share classes by dividing the total net value of the assets attributable to each class by the number of outstanding shares of that class. The Fund bases the value of its investments on its market value, usually the last price reported for each security before the close of the market that day.

A market price may not be available for securities that trade infrequently. If market prices are not readily available or considered to be unreliable by City National Rochdale, fair value prices may be determined by the Fund’s Fair Value Committee. The Fair Value Committee, in good faith, uses methods approved by and under the ultimate supervision of the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the Fund calculates its NAV, the Fair Value Committee will determine the security’s fair value. In determining the fair value of a security, the Fair Value Committee will consider City National Rochdale’s (or Waddell & Reed’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. If the Fund uses fair value to price securities, it may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV. The Board of Trustees reviews all fair value determinations.

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The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of the Fund’s shares may be significantly affected on any day when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for the Fund, such investments or exchange rates will be valued at their fair value as discussed above. More details about how we calculate the NAV for the Fund may be found in the SAI.

HOW TO BUY SHARES
To purchase shares of the Fund through an Authorized Institution, you should contact your Authorized Institution and follow its procedures, including acceptable methods of payment and deadlines for receipt by the Authorized Institution of your share purchase instructions. Your Authorized Institution may establish higher minimum investment requirements than the Fund, and may charge a fee for its services, in addition to the fees charged by the Fund.

The Fund may reject any purchase order (generally within one business day) if it is determined that accepting the order would not be in the best interest of the Fund or its shareholders.

General – The Fund reserves the right to reject any purchase request, including a purchase request that may disrupt the Fund’s operation or performance as described below under “Customer Identification and Verification” and “Anti-Money Laundering Program.” The Fund will not be responsible for any loss of potential investment gains resulting from your inability to invest in the Fund because of the Fund’s rejection of a purchase request based on the Fund’s obligation to deter money laundering under Federal law or the Fund’s determination that the purchase request will disrupt the Fund’s operation. When the Fund rejects a purchase request, the funds received from the shareholder or account applicant will not be invested in the Fund. Instead, a check from the Fund for the full amount of the check received by the Fund will be returned to the shareholder or account applicant as soon as possible after receipt by the Fund’s transfer agent of the purchase request (generally within one business day). The return of funds to a shareholder or account applicant may be delayed as a result of the Fund’s compliance with Federal law relating to money laundering.

The Fund does not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, bank drafts, traveler’s checks or starter checks for the purchase of shares. The Fund will not accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

The Fund’s transfer agent may charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

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You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Fund may return investments received without a certified taxpayer identification number.

FOREIGN INVESTORS
The Fund does not generally accept investments by non-U.S. persons.

HOW TO SELL SHARES
You may redeem some or all of your shares of the Fund on any day the NYSE is open for regular session trading. If you purchased Fund shares through an Authorized Institution, you may sell your shares only through your Authorized Institution. To sell shares of the Fund, you should contact your Authorized Institution and follow its procedures. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

Redemption requests for the Fund must be received by the Fund or your Authorized Institution before 4:00 p.m., Eastern Time or the Authorized Institution’s earlier applicable deadline.

As long as the Fund or its agents receive your redemption request in good order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern Time) or the applicable earlier deadline, your shares will be sold at that day’s NAV. A redemption request is in good order if it includes all required information and the Fund has a completed application on file. If the Fund receives your redemption request after the close of regular trading on the NYSE or the applicable earlier deadline, your redemption request will be executed the next business day, and your shares will be sold at the next day’s NAV. Redemption proceeds may be withheld or delayed as required by anti-money laundering laws and regulations. Shares generally continue earning dividends through trade date.

Normally, the Fund will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.

The Fund generally pays sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to the Fund and its shareholders (e.g., the amount you are redeeming is large enough to affect the Fund’s operation), the Fund reserves the right to make redemptions in readily marketable securities rather than cash (a “redemption in kind”). If your shares were ever redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would be subject to market exposure on securities received from the Fund until you sold them. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

The Fund may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; there are emergency circumstances as determined by the SEC; or the SEC has by order permitted such suspension to protect shareholders of the Fund.

HOW TO EXCHANGE SHARES
You may exchange shares of the Fund for the same class of shares of any other series of the Trust in which you are eligible to invest on any business day. When you exchange shares, you are really selling your shares and buying other shares, so your sale price and purchase price will be based on the NAVs of the Fund next calculated after the Fund receives your exchange request. Exchange instructions must be received before the close of trading on the NYSE.

If you wish to exchange Fund shares that you purchased through an Authorized Institution, you should contact your Authorized Institution. Your Authorized Institution may charge you transaction fees and additional amounts for its services.

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CONVERSION OF SHARES
A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your Authorized Institution. To receive the NAV of the new class calculated that day, conversion requests for the Fund must be received in good order by the Fund or your Authorized Institution before 4:00 p.m., Eastern Time or the Authorized Institution’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Authorized Institution, please contact the Authorized Institution for more information on share conversions. Please note that certain Authorized Institutions may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

INACTIVE AND LOST ACCOUNTS
Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

ADDITIONAL INFORMATION ABOUT TELEPHONE TRANSACTIONS
You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. To prevent unauthorized transactions in your account, the Fund or its service providers, as applicable, will employ reasonable procedures to confirm that telephone instructions are genuine. If the Fund or its service providers follow these procedures, neither the Fund nor its service providers will be liable for any loss, liability, cost or expense arising from unauthorized or fraudulent telephone instructions. Because you may be responsible for unauthorized telephone requests, you should verify the accuracy of each telephone transaction as soon as you receive your account statement and you should take precautions to keep confidential your account number and tax identification number.

If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Telephone trades must be received by or prior to the Fund’s deadline or market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified.

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SIGNATURE GUARANTEE REQUIREMENTS
To protect you and the Fund against fraud, signatures on certain requests must have a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. For requests made in writing, a signature guarantee is required for any of the following:

•	Redemption requests for $50,000 or more;
•	Changes to a shareholder’s record name;
•	Redemption from an account for which the address or account registration has changed within the last 15 days;
•	Sending proceeds to any person, address, brokerage firm or bank account not on record;
•	Sending proceeds to an account with a different registration (name or ownership) from yours; and
•	Changes to telephone or wire redemption privileges and adding or changing bank instructions.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.  Additionally, the Fund reserves the right, in its sole discretion, to waive any signature guarantee requirement.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund discourages short-term or other excessive trading (such as market timing) into and out of the Fund because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Fund does not accommodate frequent purchases and redemptions of Fund shares, and reserve the right to reject or cancel (generally within one business day of receipt of the purchase order) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and, as applicable, transactions accepted by any shareholder’s Authorized Institution.

The transfer agent for the Fund has procedures in place designed to detect and prevent market timing activity. City National Rochdale also participates in the enforcement of the Fund’s market timing prevention policy by monitoring transaction activity in the Fund. City National Rochdale and the transfer agent currently monitors for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of the Fund (a “round trip”) within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its transfer agent will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Fund does attempt to review excessive trading at the omnibus level and work with each intermediary in enforcing the Fund’s policies and procedures if suspicious activity is detected. In addition, the Distributor has received assurances from each financial intermediary which sells shares of the Fund that it has procedures in place to monitor for excessive trading. If the Fund or its service providers find what they believe may be market timing activity in an omnibus account with respect to the Fund, they will contact management of the Fund, who will review the activity and determine what action, if any, the Fund will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Fund or its service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Fund through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

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COMPLIANCE WITH APPLICABLE CUSTOMER IDENTIFICATION, VERIFICATION, AND ANTI-MONEY LAUNDERING REQUIREMENTS

CUSTOMER IDENTIFICATION AND VERIFICATION
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, you will be asked to provide certain information, which includes your name, address, date of birth, and other information that will serve as a basis to establish your identity. This information is subject to verification. The Fund is required by law to reject your investment if the required identifying information is not provided.

In certain instances, the Fund, or an Authorized Institution on behalf of the Fund, may be required to collect documents pursuant to certain applicable legal obligations. Documents provided in connection with your application will be used solely to establish and verify your identity. Attempts to collect missing information required on the application will be performed by contacting you or, if applicable, your broker or Authorized Institution. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form. However, the Fund reserves the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM
Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

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dividends and taxes

DIVIDENDS
The Fund declares investment income daily and distributes it monthly as a dividend to shareholders. You will begin earning dividends on the Fund on the business day your purchase order is settled. The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

Following its fiscal year end (September 30), the Fund may make additional distributions to avoid the imposition of a tax.

The Fund automatically reinvests your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your Authorized Institution or the Fund, as applicable, in writing or by telephone prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your notice is received. To cancel your election, please write or call your Authorized Institution or the Fund, as applicable. Proceeds from dividends or distributions will normally be sent on the business day after dividends or distributions are credited to your account.

TAXES
The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state and local taxes, on distributions received from the Fund. If you sell Fund shares or exchange them for shares of another series of the Trust, it is generally considered a taxable event. The following table summarizes the tax status of certain transactions related to the Fund:

TRANSACTION	FEDERAL TAX STATUS

Redemption or exchange of shares	Usually capital gain or loss; long term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income; certain dividends potentially taxable at long-term capital gain rates

Exempt-interest dividends	Exempt from regular federal income tax

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Certain dividends may be “qualified dividend income,” which for noncorporate shareholders is taxed at reduced rates. A portion of the dividends received from the Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

Most distributions from the Fund are expected to be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from California municipal securities will also be exempt from California state personal income tax. A significant portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax.

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Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

You may want to avoid buying shares of the Fund when the Fund is about to declare a dividend or distribution that is not declared on a daily basis, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

The Fund’s dividends and other distributions are generally treated as received by shareholders when they are paid. However, if any dividend or distribution is declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be treated as received by each shareholder on December 31 of the year in which it was declared.

After the end of the year, the Fund will provide you with information about the dividends and distributions you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the Fund may be subject to federal withholding tax. To the extent that the Fund’s distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Most distributions from the Fund are expected to be exempt-interest dividends, which are not subject to such withholding. Ordinary dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2014.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends (including exempt-interest dividends), and other distributions. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The backup withholding rate is currently 28%.

More information about taxes is contained in the Fund’s SAI.

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important terms to know

Duration — a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

Effective Yield — the interest rate, compounded weekly, you would receive if you kept your investment in the Fund for a year.

Liquidity — the ability to turn investments into cash.

Quality — the credit rating given to a security by a nationally recognized statistical rating organization.

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Appendix A - Ratings of Investment Securities

Description ratings for Standard & Poor’s (“S&P”); Moody’s Investors Service, Inc., (“Moody’s”) and Fitch Ratings (“Fitch”).

Standard & Poor’s Rating Services

Long-Term Credit Ratings

AAA	Obligations rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A
Obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB
Obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB
Obligations rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B
Obligations rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC
Obligations rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC	Obligations rated CC are currently highly vulnerable to nonpayment.

C
The rating C is typically applied to situations where a bankruptcy petition or similar action has been filed but payments on the obligation are being continued, or to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently being paid.

D	Obligations rated D are in default, and payment of interest and/or repayment of principal is in arrears.

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S&P’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Short-Term Credit Ratings

An S&P short term credit rating is a current assessment of the likelihood of timely payment of obligations having an original maturity of no more than 365 days, including commercial paper.

A-1
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. While they have adequate protection parameters, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B-1	Issues carrying this designation are regarded as having significant speculative characteristics, but the relative capacity for timely payment is a relatively strong.

B-2
Issues carrying this designation also are regarded as having significant speculative characteristics, and the relative capacity for timely payment is average compared to other speculative-grade obligors.

B-3	Capacity for timely payment on obligations with this designation is relatively weaker compared to other speculative-grade obligors.

C	This designation is assigned to short-term obligations with doubtful capacity for payment absent favorable business, financial and economic conditions.

D	Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Aaa
Obligations which are rated Aaa are judged to be of highest quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Obligations which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

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A
Obligations which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such obligations lack outstanding investment characteristics and, in fact, may have speculative characteristics as well.

Ba
Obligations which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes obligations in this class.

B
Obligations which are rated B generally lack the characteristics of a desirable investment, i.e., they are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Obligations which are rated Caa are judged to be of poor standing. Such issues have present elements of danger with respect to principal or interest.

Ca
Obligations which are rated Ca present obligations which are speculative in a high degree. Such issues are often in or very near default or have other marked shortcomings with some prospect of recovery of principal and interest.

C
Obligations which are rated C are the lowest rated class of bonds, are typically in default, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below Caa. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Short-Term Ratings

Moody’s short-term ratings are assigned to issues, short-term programs or individual short-term debt instruments generally having an original maturity not exceeding 13 months, unless explicitly noted.

P-1
Issuers (or related supporting institutions) rated Prime-1 are the highest rating assigned by Moody’s. Issuers must have a superior capacity for repayment of short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

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P-2
Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term debt obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3
Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

NP	Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings

Long-Term Corporate Ratings

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

AAA
Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by reasonably foreseeable events.

AA
Obligations rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A
Obligations rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
Obligations rated BBB are considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for obligations with higher ratings.

BB
Obligations rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
Obligations rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

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CCC
Obligations rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Obligations rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Obligations rated C are in imminent default in payment of interest or principal.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA long-term category or to long-term categories below B.

Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of less than 13 months for most obligations (including commercial paper, certificates of deposit, medium-term notes, and investment notes) or up to three years for public finance.

Although the credit analysis is similar to Fitch’s long-term rating analysis, the short-term rating places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

F-3
Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B
Speculative credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

C
High default risk. Issues assigned this rating carry a real possibility of default since capacity for meeting financial commitments is solely reliant on a sustained, favorable business and economic environment.

D	Default. Entities or sovereigns assigned this rating have defaulted on payment of all of their financial obligations.

23

privacy principles

City National Rochdale Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the City National Rochdale Funds’ Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Fund’s Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of the City National Rochdale Funds’ Statement of Privacy Principles is available at citynationalrochdalefunds.com. Should you have any questions regarding the Fund’s Privacy Principles, please contact your investment professional or the Fund at (888) 889-0799.

24

for more information

CITY NATIONAL ROCHDALE FUNDS
Additional information is available free of charge in the Statement of Additional Information (“SAI”) for the Fund. The SAI is incorporated by reference (legally considered part of this document). In the Annual Report for the Fund, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports, please visit the Fund’s website at citynationalrochdalefunds.com or contact:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(888) 889-0799

To reduce expenses, we may mail only one copy of the Fund’s Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (888) 889-0799 (or contact your Authorized Institution, as applicable). We will begin sending you individual copies 30 days after receiving your request.

Information about the Fund may be reviewed and copied:

•     at the SEC’s Public Reference Room in Washington, D.C. at (202) 551-8090;

•     on the EDGAR database on the SEC’s website at www.sec.gov; or

•     by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at publicinfo@sec.gov.

For the current seven-day yield, or if you have questions about the Fund, please call (888) 889-0799.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

The Trust’s Investment Company Act file number: 811-07923.

CNI-PS-018-0800

25

STATEMENT OF ADDITIONAL INFORMATION

CITY NATIONAL ROCHDALE FUNDS
400 North Roxbury Drive, Beverly Hills, California 90210

CITY NATIONAL ROCHDALE GOVERNMENT MONEY MARKET FUND Servicing Class (CNIXX) Class N (CNGXX) Class S (CNFXX)	CITY NATIONAL ROCHDALE FULL MATURITY FIXED INCOME FUND Institutional Class (AHFMX) Class N (AHAFX)

CITY NATIONAL ROCHDALE PRIME MONEY MARKET FUND Institutional Class (CNRXX) Servicing Class (CNMXX) Class N (CNPXX) Class S (CNSXX)	CITY NATIONAL ROCHDALE MUNICIPAL HIGH INCOME FUND Servicing Class (_____) Class N (_____)

CITY NATIONAL ROCHDALE CALIFORNIA TAX EXEMPT MONEY MARKET FUND Servicing Class (CNTXX) Class N (CNEXX) Class S (CEMXX)	CITY NATIONAL ROCHDALE HIGH YIELD BOND FUND Institutional Class (CNIHX) Servicing Class (CHYIX) Class N (CHBAX)

CITY NATIONAL ROCHDALE LIMITED MATURITY FIXED INCOME FUND Institutional Class (AHLFX) Class N (AHALX)	CITY NATIONAL ROCHDALE MULTI-ASSET FUND Institutional Class (CNIMX) Servicing Class (CNIIX) Class N (CNIAX)

CITY NATIONAL ROCHDALE GOVERNMENT BOND FUND Institutional Class (CNIGX) Servicing Class (CNBIX) Class N (CGBAX)	CITY NATIONAL ROCHDALE U.S. CORE EQUITY FUND Institutional Class (CNRUX) Servicing Class (CNRVX) Class N (CNRWX)

CITY NATIONAL ROCHDALE CORPORATE BOND FUND Servicing Class (CNCIX) Class N (CCBAX)	CITY NATIONAL ROCHDALE DIVERSIFIED EQUITY FUND Institutional Class (AHDEX) Class N (AHADX)

CITY NATIONAL ROCHDALE CALIFORNIA TAX EXEMPT BOND FUND Servicing Class (CNTIX) Class N (CCTEX)	CITY NATIONAL ROCHDALE SOCIALLY RESPONSIBLE EQUITY FUND Institutional Class (AHSRX) Class N (AHRAX)

_________________________, 2013

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank (“CNB”). Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated January 28, 2013, which may be amended from time to time, for the City National Rochdale Government Money Market Fund (the “Government Money Fund”), the City National Rochdale Prime Money Market Fund (the “Prime Money Fund”), the City National Rochdale California Tax Exempt Money Market Fund (the “California Money Fund”), the City National Rochdale Limited Maturity Fixed Income Fund (the “Limited Maturity Fund”), the City National Rochdale Government Bond Fund (the “Government Bond Fund”), the City National Rochdale Corporate Bond Fund (the “Corporate Bond Fund”), the City National Rochdale California Tax Exempt Bond Fund (the “California Bond Fund”), the City National Rochdale Full Maturity Fixed Income Fund (the “Full Maturity Fund”), the City National Rochdale High Yield Bond Fund (the “High Yield Bond Fund”), the City National Rochdale Multi-Asset Fund (the “Multi-Asset Fund”), the City National Rochdale U.S. Core Equity Fund (the “U.S. Core Equity Fund”), the City National Rochdale Diversified Equity Fund (the “Diversified Equity Fund”) and the City National Rochdale Socially Responsible Equity Fund (the “Socially Responsible Fund”), and with the Prospectus dated _____ 2013, which may be amended from time to time, for the City National Rochdale Municipal High Income Fund (the "Muni High Income Fund") (together, the "Prospectus").

The U.S. Core Equity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund are referred to herein as the “Equity Funds.” The Limited Maturity Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Full Maturity Fund, the Muni High Income Fund and the High Yield Bond Fund are referred to herein as the “Bond Funds.” The Government Money Fund, the Prime Money Fund and the California Money Fund are referred to herein as the “Money Market Funds.” The Equity Funds, the Bond Funds, the Money Market Funds and the Multi-Asset Fund are referred to herein as the “Funds.”

Each Fund is a series of City National Rochdale Funds (the “Trust”), an open-end, management investment company. Prior to September 10, 2013, the name of the Trust was “CNI Charter Funds.”  Audited financial statements for each of the Funds contained in the Annual Report to Shareholders of the Trust for the fiscal year ended September 30, 2012, are incorporated herein by reference.

To obtain a free copy of the above-referenced Prospectus or Annual Report for the Trust, please call (888) 889-0799 or visit citynationalrochdalefunds.com.

TABLE OF CONTENTS

THE FUNDS	1
INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS	2
INVESTMENT RESTRICTIONS	44
MANAGEMENT OF THE TRUST	52
PORTFOLIO TRANSACTIONS	78
DISTRIBUTIONS AND TAXES	81
SHARE PRICE CALCULATION	91
DISTRIBUTION PLAN	93
SHAREHOLDER SERVICES AGREEMENT	95
EXPENSES	98
CODES OF ETHICS	98
DISCLOSURE OF PORTFOLIO HOLDINGS	99
PROXY VOTING	100
GENERAL INFORMATION	101
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	102
PERFORMANCE INFORMATION	112
PURCHASE AND REDEMPTION OF SHARES	114
OTHER INFORMATION	116
FINANCIAL STATEMENTS	116
APPENDIX A – PROXY VOTING POLICIES	A-1

i

THE FUNDS

The various classes of shares of each Fund commenced operations on the following dates:

Fund	Institutional Class	Servicing Class	Class N	Class S
Government Money Fund	N/A	4/3/00	6/21/99	10/6/99
Prime Money Fund	11/28/12	3/23/98	10/18/99	10/26/99
California Money Fund	N/A	4/3/00	6/21/99	11/12/99
Limited Maturity Fund(1)	11/22/88	N/A	10/22/04	N/A
Government Bond Fund	12/19/11	1/14/00	4/13/00	N/A
Corporate Bond Fund	N/A	1/14/00	4/13/00	N/A
California Bond Fund	N/A	1/14/00	4/13/00	N/A
Full Maturity Fund(1)	10/20/88	N/A	5/11/04	N/A
Muni High Income Fund	N/A	____/13	____/13	N/A
High Yield Bond Fund	12/19/11	1/14/00	1/14/00	N/A
Multi-Asset Fund	12/19/11	10/1/07	10/1/07	N/A
U.S. Core Equity Fund	11/30/12	11/30/12	11/30/12	N/A
Diversified Equity Fund(1)	10/20/88	N/A	12/30/02	N/A
Socially Responsible Equity Fund(1)	1/3/05	N/A	8/12/05	N/A

(1)
For each of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund, the inception dates shown above reflect the inception date of the corresponding share class of its Predecessor Fund, as defined below.

Each of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund commenced operations on September 30, 2005, the date of the acquisition of the assets and liabilities of each corresponding series (each a “Predecessor Fund” and collectively the “Predecessor Funds”) of AHA Investment Funds, Inc., a registered investment company organized on March 14, 1988. As of the date of the acquisition, all of the holders of issued and outstanding Class A and Class I shares of each Predecessor Fund received Class A and Institutional Class shares, as applicable, of the corresponding Fund. Each Fund has the same investment objective, policies and strategies as the corresponding Predecessor Fund. As compared to the Funds, the Predecessor Funds had a different board of directors and some different service providers. In addition, the Predecessor Funds’ fiscal year ended June 30, while the Funds’ fiscal year ends September 30.

Effective January 31, 2008, Class A shares of the Funds were redesignated as Class N shares, except that Class A shares of the Predecessor Funds were redesignated as Class N shares effective October 17, 2007. There were no changes to the rights, fees or expenses of the Class A shares or services provided to Class A shareholders in connection with the change of designation to Class N.

Effective December 19, 2011, the then-existing Institutional Class shares of each of the Government Bond Fund, Corporate Bond Fund, California Bond Fund, High Yield Bond Fund and Multi-Asset Fund were redesignated as Servicing Class shares.  There were no changes to the rights, fees or expenses of the Institutional Class shares or services provided to Institutional Class shareholders in connection with the change of designation to Servicing Class.  The current Institutional Class shares of the Government Bond Fund, High Yield Bond Fund and Multi-Asset Fund were initially offered in December 2011.

Effective November 28, 2012, the then-existing Institutional Class shares of each of the Government Money Fund, Prime Money Fund and California Money Fund were redesignated as Servicing Class shares.  There were no changes to the rights, fees or expenses of the Institutional Class shares or services provided to Institutional Class shareholders in connection with the change of designation to Servicing Class.  The current Institutional Class shares of the Prime Money Fund were initially offered in November 28, 2012.

Each Fund (other than the California Bond Fund) is a diversified fund, which means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer and in not more than 10% of the outstanding voting securities of an issuer.  These limits do not apply to cash, Government securities, and securities of other investment companies. The California Bond Fund is a non-diversified fund, which means it is not subject to the diversification requirements described above. However, the California Bond Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

City National Rochdale, LLC (“City National Rochdale” or the “Investment Manager”) serves as investment manager to the Funds. Prior to September 10, 2013, City National Asset Management, Inc. (“CNAM”), a wholly-owned subsidiary of CNB, served as investment manager to the Funds as further described below under “Management of the Trust – Investment Manager.”  Effective September 10, 2013, CNAM reorganized into City National Rochdale.  References to the “Investment Manager” for periods before September 10, 2013, refer to CNAM.

As the investment adviser, City National Rochdale allocates portions of the assets of the Full Maturity Fund, the Muni High Income Fund, the High Yield Bond Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund among one or more of Guggenheim Partners Investment Management, LLC (“Guggenheim”), Waddell & Reed Investment Management Company (“Waddell & Reed”), Robert W. Baird & Co. Incorporated (“Baird”), SKBA Capital Management, LLC (“SKBA”), and Boyd Watterson Asset Management LLC (“Boyd Watterson”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”) and any other sub-adviser which it may engage, subject to approval by the Trust’s Board of Trustees. Each of the Sub-Advisers serves as a sub-adviser to one or more of the Funds, as described more fully below.

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS

The Prospectus describes the principal and material non-principal strategies and risks of investing in each Fund. This SAI provides additional information about the Funds’ principal strategies and risks and further describes non-principal strategies and risks of the Funds that an investor should also consider.

In recent years, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

MONEY MARKET FUNDS

Government Money Fund. It is a fundamental policy of the Government Money Fund to invest, under normal conditions, only in (1) U.S. Treasury obligations, (2) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government, and (3) repurchase agreements involving these obligations.

Prime Money Fund. The Prime Money Fund invests generally in the following types of U.S. Dollar-denominated money market instruments, which are deemed to mature in 397 days or less in accordance with federal securities regulations and which the Investment Manager has determined present minimal credit risk:

•
Commercial paper, including asset-backed commercial paper, rated in the highest rating category by Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Corporation (“S&P”), Fitch Ratings (“Fitch”), or any other nationally recognized statistical rating organization (“NRSRO”); or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in the highest rating category by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue.

•
Other corporate obligations such as publicly traded bonds, debentures, and notes rated in the highest rating category by any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment Manager, using guidelines approved by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”), to be at least equal in quality to one or more of the above referenced securities.

•	Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

•	Repurchase agreements involving obligations that are suitable for investment under the categories listed above.

•
Certificates of deposit, time deposits, notes and bankers’ acceptances of U.S. domestic banks (including their foreign branches), Canadian chartered banks, U.S. branches of foreign banks and foreign branches of foreign banks having total assets of $5 billion or greater.

California Money Fund. It is a fundamental policy of the California Money Fund to invest, under normal conditions, at least 80% of its net assets in municipal securities that pay interest that, in the opinion of bond counsel, is exempt from federal and California state personal income tax and that is not a preference item for purposes of the federal alternative minimum tax (the “AMT”). These constitute municipal obligations of the State of California and its political subdivisions of municipal authorities and municipal obligations issued by territories or possessions of the United States. The California Money Fund may invest, under normal conditions, up to 20% of its net assets in (1) municipal securities the interest on which is a preference item for purposes of the AMT (although the California Money Fund has no present intention of investing in such securities), and (2) taxable investments.

The California Money Fund will not invest 25% or more of its total assets in municipal securities the interest on which is derived from revenues of similar type projects. This restriction does not apply to municipal securities in any of the following categories: public housing authorities, general obligations of states and localities, state and local housing finance authorities, or municipal utilities systems.

Money Market Fund Risks. The Money Market Funds will invest in securities which the Investment Manager has determined, according to procedures approved by the Board and factors set forth under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), to present minimal credit risk. The ratings assigned to commercial paper and other corporate obligations, as well as the guidelines approved by the Board, are intended to enable the Investment Manager to minimize the credit risk with respect to the securities in the Money Market Funds’ portfolios, but there can be no absolute assurance that the Investment Manager will be successful in this regard. If issuer defaults nevertheless occur representing a sufficiently large portion of a Money Market Fund’s portfolio, the Money Market Fund may be unable to maintain stable net asset values of $1.00 per share.

CALIFORNIA BOND FUND

The California Bond Fund invests in obligations either issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, including industrial development bonds, as well as obligations of certain agencies and instrumentalities of the U.S. Government – in each case that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax (“Municipal Securities”) or exempt from federal and California personal income tax (“California Municipal Securities”). Thus, this Fund generally will have a lower return than if it primarily purchases higher yielding taxable securities. Generally, the value of the Municipal Securities and California Municipal Securities held by this Fund will fluctuate inversely with interest rates.

The California Bond Fund is a “non-diversified” investment company under the 1940 Act. However, the Fund is subject to diversification requirements under the Code, which means that, with respect to 50% of its total assets, it may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government). The balance of its total assets may be invested in as few as two issuers. Thus, up to 25% of the Fund’s total assets may be invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) the assets and revenues of which back the security, or, with respect to an industrial development bond, that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security also may be considered to be an issuer in connection with such guarantee. By investing in a portfolio of municipal securities, a shareholder in the California Bond Fund enjoys greater diversification than an investor holding a single municipal security. The investment return on a non-diversified portfolio, however, typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. If the financial condition or market assessment of certain issuers changes, this Fund’s policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of its portfolio to a greater extent than if its portfolio were fully diversified.

MULTI-ASSET FUND

The Multi-Asset Fund invests primarily in shares of other open-end and closed-end investment companies (each, an “Underlying Fund”), including affiliated funds (i.e., the Money Market Funds, Bond Funds and Equity Funds) to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. The affiliated funds in which the Multi-Asset Fund intends to invest a portion of its assets are the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund (together, the “Affiliated Underlying Funds”), each of which is managed by the Investment Manager. Generally, under the 1940 Act and Securities and Exchange Commission (“SEC”) rules adopted pursuant to the 1940 Act, the Multi-Asset Fund’s acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

•	The Multi-Asset Fund may own an unlimited amount of any affiliated fund’s voting securities.

•	The Multi-Asset Fund and its “affiliated persons” may own no more than 3% of an unaffiliated fund’s voting securities, subject to the following restrictions:

•
the Multi-Asset Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) applicable to funds of funds;

•	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•
the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Multi-Asset Fund is obligated either to (i) seek instructions from its shareholders regarding the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Multi-Asset Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Multi-Asset Fund. The Multi-Asset Fund’s purchase of such investment company securities results in the layering of expenses as Multi-Asset Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Under certain circumstances an open-end investment company in which the Multi-Asset Fund invests may determine to make payment of a redemption by the Multi-Asset Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Multi-Asset Fund may hold such securities until the Investment Manager determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Multi-Asset Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Multi-Asset Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

PERMITTED INVESTMENTS

Investments by the Funds may include the following types of securities. With respect to the Multi-Asset Fund, references in this section to investments by a Fund include the Multi-Asset Fund’s “direct” investments as well as its “indirect” investments (i.e., investments by its Underlying Funds).

Equity Securities. The Equity Funds and the Multi-Asset Fund will (as a principal investment strategy), and the Bond Funds may (as a non-principal investment strategy), invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s asset, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid. Investments in equity securities in general are subject to market risks and fluctuation in value due to earnings, economic conditions and other factors that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, it ordinarily does not have voting rights and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities.  Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and will cease to have value if it is not exercised prior to its expiration date.

Fixed Income Securities. The Money Market Funds, the Bond Funds and the Multi-Asset Fund will (as a principal investment strategy), and the Equity Funds may (as a non-principal investment strategy), invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds’ fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. These fluctuations will generally be greater for longer-term securities than for shorter-term securities. Investors should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds’ current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal when due, in the market’s perception of the issuer’s creditworthiness, and in the rating of any fixed income security by NRSROs also affect the market value of that issuer’s debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds’ net asset values. See attached Appendix A for a discussion of fixed income ratings.

These Funds’ performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

ETFs. The Multi-Asset Fund will (as a principal investment strategy), and the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund and the U.S. Core Equity Fund may (as a non-principal investment strategy), invest in exchange-traded funds (“ETFs”), which are registered investment companies that generally seek to track the performance of specific indices. ETFs, such as Barclays Global Investors’ iShares funds, Standard & Poor’s Depository Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”) and Dow Jones DIAMONDS (“Diamonds”), may be organized as open-end funds or as unit investment trusts (“UITs”). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. iShares, SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

A Fund’s investments in any ETF may be limited by the 1940 Act and SEC rules.  See “Investment Company Shares” below.

Corporate Bonds. The Government Money Fund, the Prime Money Fund, the Limited Maturity Fund, the Corporate Bond Fund, the Full Maturity Fund and the High Yield Bond Fund (as a principal investment strategy) and the California Money Fund, the Government Bond Fund, the California Bond Fund, the Muni High Income Fund, the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Low Grade, High Yield Debt. The Muni High Income Fund and the High Yield Bond Fund will (as a principal investment strategy), and the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund and the Multi-Asset Fund may (as a non-principal investment strategy), invest in low grade, high yield debt. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Funds. In addition, those Funds may invest in unrated securities. Lower rated securities are defined as securities below the fourth highest rating category by an NRSRO, as discussed in Appendix A. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates.  Like all fixed income securities, the market values of high yield securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. The risk of loss because of default by issuers of high yield securities is generally greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness.  Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund’s adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither such event will require sale of the securities by the Fund, although the Investment Manager (or the relevant Sub-adviser) will consider the event in determining whether the Fund should continue to hold the security.

Variable and Floating Rate Instruments. The Money Market Funds, the Limited Maturity Fund and the Full Maturity Fund (as a principal investment strategy) and the Bond Funds (excluding the Limited Maturity Fund and the Full Maturity Fund), the Multi-Asset Fund and the Equity Funds (as a non-principal investment strategy) may invest in variable and floating rate instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. While such instruments may provide a Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well.  A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.  The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaults on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights.

Convertible Securities and Warrants. The High Yield Bond Fund (as a principal investment strategy) and the remaining Bond Funds, the Multi-Asset Fund and the Equity Funds may (as a non-principal investment strategy) invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.  A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein). Neither the Diversified Equity Fund nor the Socially Responsible Equity Fund may invest more than 5% of the value of the Fund’s total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.

Commercial Paper and Other Short-Term Corporate Obligations. Each of the Money Market Funds, the Bond Funds and the Multi-Asset Fund may invest in commercial paper as a non-principal investment strategy. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit a Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. The value of commercial paper and other securities in the Funds’ portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. Such obligations frequently are not rated by credit rating agencies.

Section 4(2) Commercial Paper. The Money Market Funds (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Services, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another NRSRO or if unrated, will be determined by the Investment Manager (or the relevant Sub-Adviser) to be of comparable quality. These rating symbols are described in Appendix A.

Illiquid Securities. The Funds may invest in illiquid securities as a non-principal investment strategy. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices.

The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager (or Sub-Adviser, if any) pursuant to guidelines approved by the Board. The Investment Manager (or Sub-Adviser, if any) will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades. To the extent that the Investment Manager (or Sub-Adviser, if any), pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund’s percentage limit on illiquid securities investment.

No Money Market Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 5% of the Fund’s net assets valued at the time of the transaction are invested in such securities. No Equity Fund or Bond Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 15% of the Fund’s net assets (10% of the value of its net assets for the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund) valued at the time of the transaction are invested in such securities. Each Fund will monitor the level of liquidity and take appropriate action, if necessary, to attempt to maintain adequate liquidity. The investment policy on the purchase of illiquid securities is non-fundamental.

Mortgage-Related Securities and Derivative Securities. The Government Money Fund, the Limited Maturity Fund, the Government Bond Fund and the Full Maturity Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and can be considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Different types of these mortgage-related securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Certain mortgage-related securities are subject to high volatility. The Funds use these securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages.  For example, the value of mortgage-related securities has been adversely affected by the recent disruptions in the credit markets, the increase in the default rate on prime and subprime residential mortgages, and the overall decrease in residential home prices from the price levels reached during the 2003-2007 time period.  It is possible that, as a result of these and other circumstances, the value of mortgage-related securities will continue to be adversely affected for some time.  Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.  Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages.  Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Ginnie Mae creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Administration or Veterans Administration) mortgages. Fannie Mae and Freddie Mac issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on Ginnie Mae pass-through securities are guaranteed by Ginnie Mae and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable “lives” largely due to the risks associated with prepayment on the underlying mortgages.

Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

Mortgage-Related Securities – Ginnie Mae. Ginnie Mae is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a Ginnie Mae guarantee, the underlying collateral must be mortgages insured by the Federal Housing Administration (the “FHA”) under the Housing Act (“FHA Loans”), or Title V of the Housing Act of 1949, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Ginnie Mae pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Mortgage-Related Securities – Fannie Mae. Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. Fannie Mae was transformed into a private sector corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the conservator of Freddie Mac and Fannie Mae for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Mortgage-Related Securities – Freddie Mac. Freddie Mac is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. Freddie Mac was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of Freddie Mac currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying Freddie Mac securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another Freddie Mac security.

See the discussion of Fannie Mae in the previous section for information about the 2008 appointment of FHFA as the conservator of Freddie Mac.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and “CMOs” collateralized by mortgage-related securities issued by Ginnie Mae, Fannie Mae, Freddie Mac or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs (“PAC Bonds”) are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale and there may be a limited market for such securities, especially when there is a perceived weakness in the mortgage and real estate market sectors.  Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, privately issued mortgage-related securities are not subject to the underwriting requirements for the underlying mortgages that are applicable to mortgage-backed securities that have a government or government-sponsored entity guarantee.  As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.  Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans.  The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans).   For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. The Investment Manager expects that the amount of privately issued mortgage-backed securities that may be purchased by a Fund will not exceed 10% of the value of the Fund’s total assets, and the securities of any one such issuer purchased by a Fund will not exceed 5% of the value of the Fund’s total assets.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Mortgage Dollar Rolls.  In forward roll transactions, also known as mortgage “dollar rolls,” a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A fund may enter into a mortgage dollar roll commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date. At the time a fund enters into a mortgage dollar roll commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Stripped Mortgage Backed Securities.  Stripped mortgage backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Other types of mortgage-related derivative securities include various types of structured securities with interest rates or, in some cases, principal payable at maturity that change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators (“references prices”).  A structured mortgage-backed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the security is a multiple of the change in the reference price. Such securities may include interest only (“IO”) and principal only (“PO”) securities, floating rate and inverse floating rate securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), floating rate securities that are subject to a maximum interest rate (“capped floaters”), dual index floaters (which are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates) and range floaters (the coupons on which are subject to reduction if a designated interest rate floats outside of a specified interest rate band or collar). These securities may be illiquid and their values may be very volatile.

Risks Associated with Prepayments. Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, a Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Investment Manager or a Sub-Adviser in managing interest rate risks, including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates “term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of pre-maturity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affects the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the Investment Manager’s or a Sub-Adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Asset-Backed Commercial Paper. The Government Money Fund and the Prime Money Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in asset-backed commercial paper (“ABCP”) and other Eligible Securities (as that term is defined below). ABCP is issued by structured investment vehicles or other conduits, and typically has an original term to maturity of up to 270 days.  Payment is supported by cash flows from large pools of assets with large numbers of revolving obligors, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. The structured investment vehicles or other conduits issuing the ABCP are sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities.

The credit quality of most ABCP depends primarily on the credit quality of the underlying assets, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities. Payments or distributions of principal and interest on ABCP depend primarily on the cash collections received from the underlying asset portfolio and the conduit’s ability to issue new ABCP.  A fund investing in such securities may incur losses in the event or credit or market value deterioration in the underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP.  To protect investors from such risks, payment may also be supported  with various protections such as  credit enhancements, liquidity support, various forms of cash collateral accounts or letters of credit, and commercial paper stop-issuance and wind-down triggers.  However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP.  This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period.  Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP.  ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement.  The subordinated notes are typically of a lower credit quality and have a higher risk of default.

Asset-Backed Securities. The Limited Maturity Fund and the Full Maturity Fund (as a principal investment strategy) and all of the other Funds (as a non-principal investment strategy) may invest in asset-backed securities.  These types of securities represent a director or indirect participation in, or are secured by and payable from, cash flows from pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements.

Payment of principal and interest on asset-back securities may largely depend upon the cash flows generated by the assets backing the securities.  In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party.  Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-backed securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund’s portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund’s yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates.

The values of asset-backed securities are affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and the exhaustion of any credit enhancement.  In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower.  Asset backed securities may present certain risks not relevant to mortgage-backed securities.  Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities.  In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities, which may result in difficulty in valuing asset-backed securities.

Variable Rate Demand Notes. The California Money Fund and the California Bond Fund (as a principal investment strategy) and all of the other Funds except the Diversified Equity Fund and the Socially Responsible Equity Fund (as a non-principal investment strategy) may invest in variable rate demand notes (“VRDNs”). VRDNs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Funds also may invest in VRDNs in the form of participation interests (“Participating VRDNs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days’ notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, these Funds may invest in such VRDNs, the issuers or underlying institutions of which the Investment Manager (or Sub-Adviser, if any) believes are creditworthy and satisfy the quality requirements of these Funds. The Investment Manager (or Sub-Adviser, if any) periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do, increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.

Exchange-Traded Notes. The Multi-Asset Fund may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indices. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indices. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction.  Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Foreign Securities. The Multi-Asset Fund, the Corporate Bond Fund, the High Yield Bond Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund (as a principal investment strategy) and all other Funds except for the Government Bond Fund and the California Bond Fund (as a non-principal investment strategy) may invest in securities issued by companies organized or principally doing business in foreign countries and by governments of foreign countries.  Each of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund may invest up to 15% of its total assets, at the time of purchase, in U.S. dollar-denominated securities of non-U.S. companies. Each of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund may invest in securities of certain Canadian issuers and securities purchased by means of sponsored American Depositary Receipts in an amount not to exceed 15% of the Fund’s total assets at the time of purchase, although it currently does not intend to do so.

ADRs, EDRs and GDRs.  Each Fund other than the Multi-Asset Fund and the U.S. Core Equity Fund makes its foreign investments by investing in American Depositary Receipts (“ADRs”).  The Multi-Asset Fund may invest in ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar global instruments available in emerging markets, other securities convertible into securities of eligible issuers, and other types of foreign securities, and the U.S. Core Equity Fund may invest in ADRs and securities of foreign issuers registered on the NYSE or NASDAQ.  ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are publicly trades on exchanges or over-the-counter in the United States, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. In addition, in a sponsored ADR arrangement the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement the depository’s transaction fees are paid by the ADR holders.  For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Economic, Political and Social Factors.  Certain foreign countries may be subject to a greater degree of economic, political and social instability than the United States. Such instability my result from, among other things, authoritarian governments or military involvement in political and economic decision making; popular unrest associated with demands for improved economic, political and social conditions; internal insurgencies; hostile relations with neighboring countries; and ethnic, religious and racial conflict. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payment position. Foreign investments also involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); and default in foreign government securities. Such economic, political and social instability could significantly disrupt the financial markets in such countries, the values of foreign investments, and the ability of the issuers in such countries to repay their obligations.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.  In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region.  The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Foreign Securities Markets and Regulations.  There is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Further, the Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to a Fund if the value of the portfolio security declined, or result in claims against a Fund if it had entered into a contract to sell the security. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.  The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at desirable times.

Foreign Currencies.  Certain securities in which the Multi-Asset Fund invests may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. Dollar will result in a corresponding change in the U.S. Dollar value of the Fund’s securities denominated in the currency. Such changes also affect the Fund’s income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Manager’s ability to predict movements in exchange rates.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as viewed from an international perspective.  Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Some countries in which the Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. Dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. Dollar, and such devaluations in the currencies may have a detrimental impact on a Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a “foreign premium” on capital investments available to foreign investors such as the Funds. A Fund may pay a “foreign premium” to establish an investment position which it cannot later recoup because of changes in that country’s foreign investment laws.

The Funds may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds from the sale of shares in U.S. Dollars are used for the purchase of securities in foreign countries. The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Investment Manager (and each Sub-Adviser, as relevant) considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds’ assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Investment Manager (and each Sub-Adviser, as relevant) also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

Emerging Market Securities. The Multi-Asset Fund and the Corporate Bond Fund (as a principal investment strategy) and the Government Bond Fund, the California Bond Fund and the High Yield Bond Fund (as a non-principal investment strategy) may invest in securities of companies in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, have, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres (including expropriation, nationalization and confiscation of assets and property, and restrictions on foreign investments and on repatriation of capital invested) and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries’ debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Hedge Funds. As a non-principal investment strategy, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the High Yield Bond Fund and the Multi-Asset Fund may invest in private investment funds (“Hedge Funds”) managed by various investment managers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through a Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. In addition, because an incentive-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund’s assets, the allocation may be greater than if it were based solely on realized gains. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Each Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Hedge Funds and the Fund generally. Accordingly, a Manager that manages a Hedge Fund with positive performance may receive incentive-based compensation from the Fund, which will be borne indirectly by the Fund’s shareholders, even if the Fund’s overall returns are negative. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use.

Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund’s withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

Short Sales. The Multi-Asset Fund may engage in short sales of securities as a non-principal part of its overall portfolio management strategy. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at its price at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, it the price declines, the Fund will realize a capital gain. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Any gain will be decreased, and any loss increased, by the transaction costs incurred in effecting the short sale.

Until the security is replaced, the Fund may be required to pay the lender amounts equal to any dividend or interest which accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund’s short position.

Investment Company Shares. The Multi-Asset Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. Investment companies in which a Fund invests typically incur fees that are separate from those fees incurred directly by the Fund. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. The Funds limit investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules. Generally, under the 1940 Act, a Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company. In addition, any acquisitions of investment company shares by any Affiliated Underlying Funds (i.e., the Funds in which the Multi-Asset Fund invests, which currently may include the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund) are subject to the following restrictions: (a) no more than 5% of the Affiliated Underlying Fund’s total assets may be invested in any one investment company, and (b) an Affiliated Underlying Fund’s investments in all investment companies is limited to 10% of the Fund’s total assets. These restrictions may not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under SEC rules. See “Investment Techniques and Risk Considerations – Multi-Asset Fund” above for more information about the restrictions applicable to acquisitions by the Multi-Asset Fund of shares of investment companies under the 1940 Act.

Zero Coupon Bonds. The Money Market Funds (as a principal investment strategy), and the Bond Funds and the Multi-Asset Fund (as a non-principal investment strategy) may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The securities are redeemed at face value on the specified maturity date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The “original issue discount” on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating other securities at times the Funds might not otherwise do so and may result in capital loss.

Pay-In-Kind Bonds. The Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund and the Multi-Asset Fund may invest in pay-in-kind bonds as a non-principal investment strategy. These are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

REITs. The Bond Funds (excluding the Limited Maturity Fund and the Full Maturity Fund), the Multi-Asset Fund and the Equity Funds may invest in real estate investment trusts (“REITs”) as a non-principal investment strategy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with statutory requirements relating to its organization, ownership, assets and income, and with an additional statutory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may fail to qualify for its expected tax treatment under the Code or may fail to maintain exemption from registration under the 1940 Act.

Privatizations. As a non-principal investment strategy, the Bond Funds (excluding the Limited Maturity Fund and the Full Maturity Fund), the Multi-Asset Fund and the Equity Funds may invest in “privatizations” – foreign governmental programs of selling interests in government-owned or -controlled enterprises – which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations. As a non-principal investment strategy, the Bond Funds (excluding the Limited Maturity Fund and the Full Maturity Fund), the Multi-Asset Fund and the Equity Funds may invest in “special situations” – joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. Such Funds believe that carefully selected special situations could enhance their capital appreciation potential. The Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Investment Manager (or Sub-Adviser, if any) based on criteria reviewed by the Board.

Forward Foreign Currency Contracts. As a non-principal investment strategy, the Bond Funds (excluding the Limited Maturity Fund and the Full Maturity Fund), the Multi-Asset Fund and the Equity Funds may enter into forward foreign currency contracts. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Funds may enter into contracts to sell, for a fixed amount of U.S. Dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of the Funds denominated in such foreign currency.  Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.  The cost to a Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because such contracts are entered into on a principal basis, no fees or commissions are involved.

By entering into forward foreign currency contracts, the Funds will seek to protect the value of their investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. These Funds may realize gains or losses from currency transactions.

If a Fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the contract has been established.  Thus a Fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.

Pursuant to Section 18 of the 1940 Act and SEC staff interpretations thereunder, for forwards that are not contractually required to “cash settle,” a Fund must cover its open positions by segregating liquid assets equal to the contracts’ full notional value. For forwards that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value.

Municipal Securities. The California Money Fund, the California Bond Fund and the Muni High Income Fund (as a principal investment strategy) and the Government Money Fund, the Prime Money Fund, the Government Bond Fund, the Corporate Bond Fund, the High Yield Bond Fund and the Multi-Asset Fund (as a non-principal investment strategy) may invest in municipal securities. Municipal securities consist of (1) debt obligations issued by state and local governments or by public authorities to obtain funds to be used for a wide variety of public facilities, for refunding outstanding obligations, for general operating expenses, for lending such funds to other public institutions and facilities, and in anticipation of the receipt of revenue or the issuance of other obligations, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities.  General debt obligation securities are backed by the taxing power of the issuing municipality. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.  Revenue obligations are backed by the revenue of a project or facility (for example, tolls from a toll bridge) or class of facilities, or in some cases from the proceeds of a special excise tax or other specific revenue source.  Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source.  Revenue securities include private activity bonds (“PABs”) and industrial development obligations which are not payable from the unrestricted revenues of the issuer.  The payment of principal and interest on PABs and industrial development obligations generally depends solely on the ability of the revenues generated by the use of the specified facilities. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities.  If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Leases. The California Money Fund, the California Bond Fund, the Muni High Income Fund and the High Yield Bond Fund may invest in municipal lease obligations – instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. Specifically, in the state of California there are often legal covenants to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years if the project is not available for use and occupancy. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes (notes sold to provide interim financing until long-term bond financing can be arranged), tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from 90 days to 397 days.

Private Activity and Industrial Development Bonds. The California Money Fund, the California Bond Fund, the Muni High Income Fund and the High Yield Bond Fund may purchase certain PABs or industrial development bonds, the interest paid on which is exempt from federal income tax (although such interest may be an item of tax preference for purposes of the federal alternative minimum tax). These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is secured primarily by revenues derived from loan repayments or lease payments by entity owning or operating the facility, which may or may not be guaranteed by a parent company or otherwise secured.  Such bonds generally are not secured by a pledge of the taxing power of the issuer of the bonds, and therefore depend on the revenue of a private entity.  The continued ability of such an entity to generate sufficient revenues for the payment of principal and interest on such bonds may be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the extent of the entity’s dependence on revenues from the operation of the particular facility being financed, and may be dependent solely on the revenues generated by the use of the facility.

Tobacco Settlement Revenue Bonds. The Muni High Income Fund may invest in tobacco settlement revenue bonds.  Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is a settlement agreement between certain states and U.S. tobacco manufacturers representing approximately 95% of the combined market share of tobacco manufacturers. The MSA provides for payments by the tobacco manufacturers to the states, in perpetuity, in exchange for a release of claims against the manufacturers and a pledge of no further tobacco-related litigation.

A number of states have securitized the future flow of these payments by selling bonds pursuant to indentures,  some through distinct governmental entities created for such purpose. These bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, which in turn is dependent on many factors, including, but not limited to, annual U.S. cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be negatively affected if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. An MSA-participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Certain tobacco settlement revenue bonds are supported by an annual state appropriation to pay any shortfalls in the payment of principal and interest on the bonds and are backed by the revenues of the state. Bonds having this additional layer of credit support present less risk to the Fund than stand-alone MSA bonds.

Risks of Certain Types of Municipal Bonds.  At any one time, the Muni High Income Fund may invest significantly in revenue bonds, the principal and interest on which are payable from revenues derived from similar projects, including the following: electrical utilities, health care and life care facilities and small industries. A substantial amount of the assets of the Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security may likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. The Fund also could have more than 25% of its total assets invested in issuers in the same geographic area, but will not have more than 25% of its total assets in securities of issuers located in any one state.

Many of the lower-rated municipal bonds in which the Fund seeks to invest may be PABs. As discussed above, the entity responsible for payment of the principal and interest on PABs is usually the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent the Fund invests in bonds payable from revenues from facilities or projects in any one industry, it will be subject to the risks inherent in that industry. For example, a hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry’s ability to service its debt or to pay principal when due.

Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by the regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

Auction Rate Securities. The Muni High Income Fund may buy auction rate securities as a non-principal investment strategy. Auction rate securities are debt securities with an interest rate set at auction. Auction rate securities may be issued by state and local governments, agencies and authorities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The rate is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum rate. The rate set by the auction is the lowest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In addition, there may be no active secondary market for these securities between auctions, and sales conducted on a secondary market may not be on terms favorable to the seller. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so, and therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Derivatives.  Certain Funds may use various types of derivatives (“Financial Instruments”) as non-principal investment strategies for various reasons, including as a substitute for other investments, to attempt to enhance a portfolio’s total return or yield, or to hedge or otherwise alter the investment characteristics of a portfolio.  Except as otherwise provided in its prospectus, this SAI or by applicable law, each such Fund may purchase and sell any type of Financial Instrument, including those which may become available in the future as the Investment Manager or a Sub-Adviser develops new techniques and as new Financial Instruments or other techniques are developed.  As with any other investment or investment technique, any such Fund may choose not to make use of derivatives for a variety of reasons (including cost considerations), and there can be no assurance that any derivatives strategy employed will be successful.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (“CFTC”), or the exchanges on which some Financial Instruments may be traded.  In addition, recent legislation calls for new regulation of the derivatives markets.  The extent and impact of the regulation is not yet known and may not be known for some time.  Any new regulations could adversely affect the value, availability, and performance of derivative instruments, may make them more costly, and may limit or restrict their use by a Fund.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon an adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if the adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments.  Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on investments in illiquid securities.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains.

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Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a fund might be in a better position had it not attempted to hedge at all.

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Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. If a fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

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Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including in a fund that invests largely in municipal securities.

Swap Agreements. The Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund and the Multi-Asset Fund may invest in swap agreements as a non-principal investment strategy. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, a swap agreement has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Options on Securities, Securities Indices and Currencies. As a non-principal investment strategy, each of the Bond Funds, the Multi-Asset Fund and the Equity Funds may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. These Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased. The Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund may enter into such option transactions only as part of a hedging strategy.

Each of these Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of these Funds normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.  Puts and calls on indices are similar to puts and calls on securities, except that all settlements are in cash and gain or loss depends on changes in the index and the amount of cash is equal to the difference between the closing price of the index and the exercise price times a specified multiple which determines the total dollar value for each point of such difference.

Each of these Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund’s giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund’s ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction. A covered put option gives the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund’s total assets.

Options on indices may, depending on circumstances, involve greater risk than options on securities.  Because index options are settled in cash, when a Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds’ option orders.

Futures and Options on Futures. The Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund, the Multi-Asset Fund and the U.S. Core Equity Fund may invest in futures contracts and options on futures contracts as a non-principal investment strategy. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. These Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. These Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when one of the Funds invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations, or increases in initial margin requirements, may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked-to-market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

Futures and options on futures are regulated by the CFTC.  The Investment Manager and relevant Sub-Adviser have claimed exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, and therefore are not subject to registration or regulation as a pool operator under that Act.  Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions).  In the future, if a Fund’s use of futures, options as futures, or swaps requires the Investment Manager to register as a commodity pool operator with the CFTC, the Investment Manager will do so at that time.

Repurchase Agreements. The Government Money Fund and the Prime Money Fund (as a principal investment strategy) and the California Money Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund and the Multi-Asset Fund (as a non-principal investment strategy) may engage in repurchase agreements. The Limited Maturity Fund and the Full Maturity Fund may as a non-principal investment strategy enter into repurchase agreements involving the types of securities which are eligible for purchase by those Funds. The Funds expect that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

The Investment Manager (or Sub-Adviser, if applicable) will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Funds to enter into repurchase agreements with any bank the Investment Manager (or Sub-Adviser, if any) may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked-to-market daily. The Investment Manager (or Sub-Adviser, if any) will monitor compliance with this requirement.

Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Funds are treated as unsecured creditors. Repurchase agreements, in some circumstances, may not be tax-exempt.

None of these Funds, as a policy, will invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. Investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager or relevant Sub-Adviser, as applicable, liquidity or other considerations warrant.

Lending of Portfolio Securities. As a non-principal investment strategy, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund, the Multi-Asset Fund and the U.S. Core Equity Fund may lend their portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Investment Manager on behalf of the Funds. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked-to-market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned as promptly as practicable.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will have the ability to recall securities in order to exercise voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Investment Manager (or Sub-Adviser, if any) to be creditworthy, and when, in the judgment of the Investment Manager (or Sub-Adviser, if any), the income which can be earned currently from such loans justifies the attendant risk.

Standby Commitments and Put Transactions. The California Money Fund and the California Bond Fund (as a principal investment strategy) and the Government Money Fund, the Prime Money Fund, the Government Bond Fund, the Corporate Bond Fund, the Muni High Income Fund, the High Yield Bond Fund and the Multi-Asset Fund (as a non-principal investment strategy) may engage in standby commitments and put transactions. The Investment Manager and each Sub-Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when these Funds can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit these Funds to meet redemptions and remain as fully invested as possible in municipal securities.

The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to institutions which the Investment Manager (or Sub-Adviser, if any) believes present minimum credit risks, and the Investment Manager (or Sub-Adviser, if any) will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. If any writer is unable to honor a put for financial reasons, the investing Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities under certain circumstances (e.g., provisions excusing the writer from repurchasing securities if there is a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit, or provisions that puts will not be exercised except in certain special cases, such as to maintain portfolio liquidity). The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, the Fund could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

Bank Obligations. The Money Market Funds and the Multi-Asset Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in all types of bank obligations, including bank notes, bankers’ acceptances, certificates of deposit, and interest-bearing time or other interest-bearing deposits in commercial or savings banks. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by commercial banks. Bankers’ acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. A certificate of deposit (a “CD”) is an interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to the federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Eurodollar Certificates of Deposit and Foreign Securities. The Bond Funds, the Multi-Asset Fund and the Equity Funds may invest in Eurodollar certificates of deposit and foreign securities as a non-principal investment strategy. Before investing in Eurodollar certificates of deposit, the Investment Manager will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, as described above. All such securities will be U.S. Dollar denominated.

Tax Exempt Commercial Paper. The California Money Fund and the California Bond Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in tax-exempt commercial paper. Tax exempt commercial paper is an unsecured short-term obligation issued by a government or political sub-division.

U.S. Government Agency and Instrumentality Obligations. The Government Money Fund, the Prime Money Fund, the Limited Maturity Fund, the Government Bond Fund, and the Full Maturity Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in U.S. Government agency and instrumentality obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank (“FHLB”), the Student Loan Marketing Association, the Private Export Funding Corporation (an entity established by the U.S. Treasury and the Export/Import Bank of the United States), Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Ginnie Mae, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by Ginnie Mae which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the U.S. Postal Service. These obligations include securities supported by the full faith and credit of the U.S. Treasury (i.e., Ginnie Mae), securities supported by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks), securities supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency (such as securities issued by Fannie Mae), and securities supported only by the credit of the instrumentality (such as securities issued by Freddie Mac).

U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to market crises or otherwise.  In the case of obligations not backed by the full faith and credit of the Unites States, a Fund must look principally to the agency or instrumentality issuing or guaranteed the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.  No government agencies or instrumentalities guarantees the market value of the securities it issues, and the market value such securities will fluctuate in response to changes  in interest rates.  Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations. The Government Money Fund, the Prime Money Fund, the Limited Maturity Fund, the Government Bond Fund, and the Full Maturity Fund (as a principal investment strategy), and all other Funds (as a non-principal investment strategy) may invest in U.S. Treasury obligations, which consist of bills (maturity of one year or less), notes (maturity of one to ten years) and bonds (maturities generally greater than ten years) issued by the U.S. Treasury.  The U.S. government does not guarantee the market value of Treasury securities, which fluctuate in response to changes in interest rates.  The Funds may also invest in separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

When-Issued Securities and Forward Commitments. The Money Market Funds, the Limited Maturity Fund, the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Full Maturity Fund, the Muni High Income Fund, the High Yield Bond Fund and the Multi-Asset Fund may invest in securities on a when-issued or forward commitment basis as a non-principal investment strategy. These investments involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to these Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager (or Sub-Adviser, if any) deems it appropriate to do so. Because a Fund’s liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Manager and each Sub-Adviser, as applicable, expects that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of a Fund’s total assets absent unusual market conditions.

Borrowing Policy. The Funds may not borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to 33 1/3% of the value of each Fund’s total assets (10% for the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund) in order to meet redemption requests without immediately selling any portfolio securities. For the purpose of the investment restriction for the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis will not be deemed the borrowing of money. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding.  The Multi-Asset Fund’s Underlying Funds may be subject to different policies, other than the 33 1/3% percentage limitation. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

Concentration. None of the Funds may concentrate (i.e., invest more than 25% of a Fund’s net assets) in any industry or group of industries, except that a Fund may invest more than 25% of its net assets in the securities of other registered investment companies and securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Multi-Asset Fund will consider the investments of each Affiliated Underlying Fund, in addition to the direct investments by the Fund, to determine that in the aggregate no more than 25% of the Fund’s net assets is invested in any industry or group of industries. If the Multi-Asset Fund invests in any unaffiliated fund that is concentrated in any industry or group of industries, the Fund will also consider the investments of that unaffiliated fund to determine that in the aggregate no more than 25% of the Fund’s net assets is invested in any industry or group of industries. Generally, the Multi-Asset Fund expects that any such concentrated unaffiliated fund would be designed to track an index, which the Fund would use to determine the concentrated unaffiliated fund’s sector allocation. Because the Multi-Asset Fund has the ability to invest in concentrated funds, from time to time it may inadvertently become concentrated in an industry or group of industries, which will subject the Fund to losses arising from adverse developments with respect to that industry to a greater extent than if the Fund were not concentrated. If the Multi-Asset Fund were to become inadvertently concentrated, the Fund will take corrective action to ensure compliance with its concentration policy.

Securities Ratings.  Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As NRSROs may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager or Sub-Adviser will also monitor issuers of such securities.

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of the advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

California Municipal Securities. Because the California Bond Fund and the California Money Fund invest primarily in California Municipal Securities, the value of their portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California (sometimes referred to in this section as the “State”) and its municipalities, authorities and other instrumentalities that issue such securities. The following information is based on information available as of the date of this SAI primarily from official statements and prospectuses relating to the State budget and securities offerings of the State, the latest of which is dated January 10, 2013.

General Economic Conditions

The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. Certain of the State’s significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

In 2008 and most of 2009, the State experienced what was the most significant economic downturn since the Great Depression of the 1930s. Since then, the State’s economy has grown slowly. As a result of continuing weakness in the State economy, State tax revenues declined precipitously, resulting in large budget gaps and occasional cash shortfalls.

California followed the nation’s path through the recession and into the recovery. California labor markets deteriorated dramatically during the latter half of 2008 and the first six months of 2009, suffering their worst losses on record. Between June 2008 and June 2009, the State dropped nearly one million nonfarm jobs. These losses moderated as the year progressed and switched to very modest gains during 2010 and early 2011. Since the recovery began in 2009, California’s economic growth has been dominated by high technology and export-oriented industries located predominantly in major coastal metropolitan areas. However, in 2012, growth spread to other sectors and regions, thus improving economic conditions throughout the State.

The 2013-14 Governor's Budget dated January 10, 2013 (the "2013 Governor's Budget"), indicates that California is in the midst of an economic recovery that is modest by historical standards. The State’s recovery has gathered momentum because of better real estate conditions, faster job growth, and improved consumer attitudes. The State’s housing market recovery effectively began early in 2012. The median sales price of existing single-family homes sold during the first 10 months of 2012 rose nearly 9% from the same months of 2011. The pace of existing home sales also trended up during 2012. During the first 11 months of 2012, the State gained an average of 21,200 jobs per month, which is the strongest pace of job growth since 2005. In addition, total California personal income grew nearly $100 billion, the largest gain since 2006.

California’s geographic location subjects it to earthquake risks. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect State and local governmental budgets.

In addition, California is subject to periodic water shortages owing to drought conditions. In February 2009, the Governor proclaimed a state of emergency due to statewide drought conditions in California. In the proclamation, the Governor requested that urban water users reduce water use by 20%, and directed the Department of Water Resources to, among other things, cooperate with local water agencies to implement aggressive water conservation efforts, and facilitate water transfers to respond to emergency conditions which may arise.

State Budgets

2010 Budget Act. The Governor’s Budget for the 2010-11 fiscal year was released in January 2010 (the “2010 Governor’s Budget”). The 2010 Governor's Budget projected that California was slowly emerging from the recession. While the recovery had begun, economic growth was very modest and high unemployment persisted.  The 2010 Budget Act was passed by the Legislature and signed by Governor Arnold Schwarzenegger on October 8, 2010, the latest budget enactment in State history. The 2010 Budget Act projected revenues and transfers to the General Fund of $94.2 billion, with expenditures of $86.6 billion, leaving a balance on June 30, 2011 (after taking into account the negative beginning fund balance from June 30, 2010, of $6.3 billion) of $1.3 billion. The Budget proposed to resolve an estimated $19.3 billion budget gap with a combination of expenditure reductions (44% of solutions), federal funds (28% of solutions) and various other one-time receipts, loans and other solutions (28% of solutions). Whether the State would be able to receive all the projected receipts or achieve all the planned expenditure reductions depended on future actions at the State and federal level. Furthermore, Proposition 22, an initiative measure approved by the voters on November 2, 2010, prohibited the operation of certain parts of the 2010 Budget Act, with a negative effect of an estimated $850 million on the 2010-11 fiscal year and increased effects on future years. On November 10, 2010, the Legislative Analyst’s Office released a report projecting a possible budget deficit of $6.1 billion at the end of fiscal year 2010-11. In response, Governor Schwarzenegger announced on November 11, 2010, that he would declare a fiscal emergency and call a special session of the Legislature to begin on December 6, 2010 (the first day of the newly-elected Legislature), to address any estimated shortfall in the 2010-11 fiscal year.

2011 Governor's Budget.  On November 2, 2010, the voters elected Edmund G. Brown, Jr. as Governor, to start a new term on January 3, 2011.  The Governor’s Budget for the 2011-12 fiscal year was released in January 2011 (the “2011 Governor’s Budget”).  Although California had begun to recover, the 2011 Governor's Budget projected that it would be years before the more than 1 million lost jobs would be recovered. Baseline revenues were not projected to return to the 2007-08 level until 2013-14 and, even then, the Budget projected that revenues would be insufficient to pay for program services that the State had committed to provide.  California was projected to face a budget gap of $25.4 billion in 2011-12. This gap was made up of a 2011 shortfall of $8.2 billion and a 2011-12 shortfall of $17.2 billion.  Although the economic downturn had been the chief contributor to California's budget gap, the Budget noted that the State entered the recession with an existing structural budget deficit, meaning that revenues did not cover costs. This structural deficit continued, in part, because of an overreliance on temporary remedies and savings proposals that did not materialize. Some actions adopted over the last decade, such as the Economic Recovery Bonds, added $2.9 billion to the projected budget gap in 2011-12.

The 2011 Governor’s Budget proposed to close California's budget gap by significantly reforming State and local programs, substantially reducing State operations, and enacting spending cuts across all service areas.  The Budget reduced spending by $12.5 billion, and included substantial cuts to most major programs.  The Budget also included one-time savings and borrowing measures.

In May 2011, the Governor released a revised budget.  The revised budget noted that most of the Governor’s spending cuts were approved by the State Legislature in March 2011, which had the effect of significantly reducing the size of the budget deficit.  However, the revised budget noted that a sizable budget deficit remained.

2012 Governor’s Budget.  The Governor’s Budget for the 2012-13 fiscal year was released in January 2012 (the “2012 Governor’s Budget”).  The 2012 Governor’s Budget noted that California’s fiscal condition was improving.  In 2011, the State faced a $26.6 billion shortfall and future estimated annual budget gaps of $20 billion, compared with a $9.2 billion budget problem and future annual budget gaps of $5 billion or less in 2012.  The 2012 Governor’s Budget proposed a balanced solution by cutting more deeply into spending while also increasing revenues.

The 2012 Governor’s Budget projected that the State would end 2011-12 with a deficit of $4.1 billion. Absent corrective actions, it was projected that the State would spend $5.1 billion more than it takes in during 2012-13. According to the 2012 Governor’s Budget, the State faced a $9.2 billion budget problem.  The Budget proposed a total of $10.3 billion in cuts and revenues to balance the budget and to rebuild a $1.1 billion reserve.  This $10.3 billion was comprised of $4.22 billion of expenditure reductions, $4.65 billion in revenue increases and $1.43 billion of other solutions.  In November 2012, voters approved an amendment to the State’s Constitution (“Proposition 30”) providing an increase in temporary revenues while preventing deep cuts to education and guaranteeing funding for public safety at the local level.

2013 Governor’s Budget.  The Governor’s Budget for the 2013-14 fiscal year was released on January 10, 2013.  The 2013 Governor’s Budget notes that California is on its most stable fiscal footing in well over a decade. According to the 2013 Governor’s Budget, California has a balanced budget as a result of spending cuts enacted over the past two years and new temporary revenues provided by the passage of Proposition 30.  The 2013 Governor’s Budget projects that the State’s budget will remain balanced for the foreseeable future.

The 2013 Governor’s Budget reinvests in education.  For K‑12 schools, funding levels will increase by almost $2,700 per student through 2016‑17, including an increase of more than $1,100 per student in 2013‑14 over 2011‑12 levels.  The budget plan invests in the State’s higher education system by funding growth over multiple years in the hopes to eliminate the need for further tuition hikes.  The 2013 Governor’s Budget also expands health care coverage as the State implements federal health care reform.  Medi‑Cal, the State’s Medicaid health care program for low‑income families, currently serves one out of every five Californians (more than 8 million individuals) and receives 20% of the General Fund budget. As the State implements federal health care reform, the 2013 Governor’s Budget projects that these numbers will increase.  The 2013 Governor’s Budget proposes a multiyear plan that is balanced, maintains a $1 billion reserve, and pays down budgetary debt from past years. Overall General Fund spending is projected to grow by 5%, from $93 billion in 2012‑13 to $97.7 billion in 2013‑14 with the vast majority of the spending growth in the education and health care sectors.

Maintaining a Balanced Budget.  Absent changes, the 2013 Governor’s Budget is projected to be balanced, but without an adequate reserve.  The 2013 Governor’s Budget proposes to create a $1 billion reserve by: suspending four newly identified mandates ($104 million); using 2012‑13 funds appropriated above the Proposition 98 minimum guarantee (as discussed below) to prepay obligations to schools under the CTA v. Schwarzenegger settlement ($172 million); continuing the use of miscellaneous state highway account revenues to pay for transportation bond debt service ($67 million); extending the hospital quality assurance fee ($310 million); and extending the gross premiums tax on Medi‑Cal managed care plans ($364 million).

The 2013 Governor’s Budget notes that although the State’s budget remains balanced only by a narrow margin, under current projections, the budget is expected to remain in balance in future years.  The 2013 Governor’s Budget notes that there are a number of risks that could return the State to fiscal deficits, including the risks that in addressing its own fiscal challenges the federal government could shift costs to the State and that rising health care costs could continue to strain the State budget.

Constraints on the Budget Process. The Balanced Budget Amendment (“Proposition 58”), approved in March 2004 with the State’s Economic Recovery Bonds, requires the State to enact a balanced budget and establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. The Governor would then be required to propose legislation to address the emergency and call the Legislature into special session to consider that legislation. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve Budget Stabilization Account be established. The Budget Stabilization Account is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Proposition 30 also strengthens the Budget Stabilization Account.

Proposition 58 prohibits the use of general obligation bonds, revenue bonds, and certain other forms of borrowing to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Propositions 22 and 26, approved in November 2010, further limit the State's fiscal flexibility.  Proposition 22, called the "Local Taxpayer, Public Safety and Transportation Protection Act of 2010," supersedes some parts of Proposition 1A of 2004, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid State finances.  Proposition 26 specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the current practice where a tax increase coupled with a tax reduction is treated as being adopted by a majority vote.  Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring a two-thirds vote.

Future Budgets.  The 2013 Governor’s Budget predicts that the national and State economies will continue to grow at moderate paces.  This forecast assumes that a recession potentially caused by federal fiscal policies is avoided, economic growth in Europe stabilizes, and China and other emerging market economies improve.  The turnaround of the nation’s housing markets coupled with accelerating job growth has strengthened the recovery.  According to the 2013 Governor’s Budget, California’s recovery is also expected to improve, particularly with home building and job growth.

As noted above, risks to the State budget remain. The State faces a “Wall of Debt” — an unprecedented level of debts, deferrals, and budgetary obligations accumulated over the prior decade.  According to the 2013 Governor’s Budget, in 2013‑14 alone, the State is expected to dedicate $4.2 billion to repay this budgetary borrowing and that moving forward, it will continue to pay down the Wall of Debt to increase the State’s fiscal capacity. In 2011, the level of outstanding budgetary borrowing totaled $35 billion.  It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

State Indebtedness

General Obligation Bonds and Revenue Bonds. As of January 1, 2013, the State had approximately $91.3 billion aggregate principal of outstanding long-term general obligation bonds and revenue bonds. Including estimated interest of approximately $72.4 billion, the State’s debt service requirements for general obligation bonds and revenue bonds totaled nearly $163.7 billion. As of January 1, 2013, general obligation bond authorizations of approximately $33.2 billion remained unissued.

The State continues to be one of the largest issuers in the $3 trillion U.S. municipal bond market. The State set a two-year record in calendar years 2009-2010, issuing a total of $30.9 billion of general obligation bonds. Since 2010, however, the State’s general obligation bond issuance has decreased. In calendar year 2011 and the first half of 2012, the State issued $7.95 billion of general obligation bonds. Of that total, $3.22 billion generated debt service savings by refunding already outstanding bonds.

According to the State Treasurer, the supply and demand factors in the municipal market differed significantly in 2011 and 2012. In 2011, supply and demand declined sharply. The State Treasurer notes that in contrast, 2012 saw a substantial increase in both, creating a generally favorable market for municipal bond issuers.  Bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

Ratings. As of January 24, 2013, the State’s general obligation bonds were rated A1 by Moody’s, A- by Standard & Poor’s, and A- by Fitch Ratings. It is not possible to determine whether, or the extent to which, Moody’s, Standard & Poor’s or Fitch Ratings will change such ratings in the future.

Future Issuance Plans; General Fund Debt Ratio.  As of October 2012, the State Treasurer estimates that the State will issue a combined $12.79 billion of new money General Fund-backed bonds in 2012-13 and 2013-14. Using these assumptions for debt issuance, the State Treasurer estimated that debt service payments from the General Fund will increase by $35.03 million in 2012-13 and $392.50 million in 2013-14.

California’s ratio of debt service to General Fund revenues was 7.9% in 2011-12. That figure is based on $6.9 billion in general obligation, lease revenue and Proposition 1A debt service payments versus $86.8 billion in General Fund revenues. As of October 2012, the State Treasurer estimates this ratio will be 8.9% in 2012-13. That estimate is based on $8.6 billion in debt service payments versus $95.9 billion in General Fund revenues (as projected by California’s Department of Finance).

Local Government

The primary units of local government in California are the counties, ranging in population from 1,100 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also 482 incorporated cities and towns and thousands of other special districts formed for education, utilities and other services. The fiscal condition of local governments has been constrained since the enactment of “Proposition 13” in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

According to the State, the 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the Vehicle License Fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35% reduction in VLF revenue to cities and counties from this rate change was backfilled (or offset) by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments because the backfill amount annually increases in proportion to the growth in property tax revenues, which has historically grown at a higher rate than VLF revenues, although property tax revenues have declined over the past two years. In 2013-14, the estimated value of the VLF backfill to local governments is $6 billion.

As part of the State-local agreement, voters at the November 2004 election approved Proposition 1A of 2004 (also known as Senate Constitutional Amendment No. 4). Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004.

The Amended 2009 Budget Act authorized the State to exercise its authority under Proposition 1A of 2004 to borrow an amount equal to about 8% of local property tax revenues, or $1.9 billion, which must be repaid within three years. State law was also enacted to create a securitization mechanism for local governments to sell their right to receive the State’s payment obligations to a local government-operated joint powers agency. This joint powers authority sold bonds in a principal amount of $1.895 billion in November 2009 to pay the participating local governments their full property tax allocations when they normally would receive such allocations. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn is to be used to repay the bonds of the joint powers agency) no later than June 30, 2013. The 2010 Budget Act includes $90.8 million for the interest payments that are expected to be incurred in that fiscal year to be paid from the General Fund.  Proposition 22, adopted on November 2, 2010, supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process. The Proposition 1A borrowing done as part of the Amended 2009 Budget Act is not affected by Proposition 22.

The 2011 Governor’s Budget included the Realignment, which moves public safety programs from the State to local governments. This Realignment moves program and fiscal responsibility to the level of government that can best provide the service, which is expected to eliminate duplication of effort, generate savings, and increase flexibility. The implementation of the Community Corrections Grant Program is expected to end the costly revolving door of lower-level offenders and parole violators through the State’s prisons. The Governor is sponsoring an initiative to provide Constitutional protection for the revenue dedicated to the Realignment. This initiative is also expected to protect local government against future costs imposed upon them, as well as provide mandate protection for the State.

Constitutional, Legislative and Other Factors

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds. Various types of appropriations are excluded from the Appropriations Limit.

The State’s Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility for providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

In November 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the Appropriations Limit, primarily by guaranteeing K-14 education a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor’s concurrence, to suspend the K-14 educations’ minimum funding guarantee for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Appropriations Limit to K-14 education.

In November 2012, Proposition 30, a constitutional amendment called the “Schools and Local Public Safety Protection Act of 2012”, was enacted to protect the funding of schools and local public safety programs, in part, by increasing tax revenues. This measure takes funds away from state control and places them in special accounts that are exclusively dedicated to schools and local public safety in the State Constitution.  Proposition 30 contains provisions that give constitutional protection to the shift of local public safety programs from state to local control and the shift of state revenues to local government to pay for those programs. Proposition 30 seeks to protect schools by providing even more funding than schools would have received without the shift.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact of this or related legislation on the bonds in the portfolios of the California Bond Fund and the California Money Fund.

Article XIII B and other Articles of the State Constitution were adopted as measures that qualified for the ballot pursuant to the State’s initiative process. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives were adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98, Proposition 30 and others that may be adopted in the future may place increasing pressure on the State’s budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such other programs by raising taxes.

Effect of other State Laws on Bond Obligations. Some of the California Municipal Securities that the California Bond Fund and the California Money Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

Litigation

The State is a party to numerous legal proceedings, many of which normally occur as a result of governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or might impair future revenue sources. Because of the prospective nature of these proceedings, it is not possible to predict the outcome of such litigation or to estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

INVESTMENT RESTRICTIONS – MONEY MARKET FUNDS

Except as otherwise noted with an asterisk (*), the restrictions of the Money Market Fund below are non-fundamental and can be changed as to a Money Market Fund by the Board without a vote of shareholders.

The Money Market Funds may not:

1.
*Subject to the provisions of Rule 2a-7 under the 1940 Act, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result thereof, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2.	Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

3.
*Concentrate 25% or more of the value of its total assets in any one industry or group of industries; provided, however, that a Fund may invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the Fund has determined to be subject to the same regulation as U.S. banks), or obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities in accordance with its investment objective and policies. As to the California Money Fund, this restriction does not apply to municipal securities in any of the following categories: public housing; general obligations of states and localities; state and local finance authorities or municipal utilities systems.

4.
Enter into repurchase agreements if, as a result thereof, more than 10% of its net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days and invested in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the 1933 Act). The Money Market Funds will invest no more than 5% of their net assets in illiquid securities.

5.
*Invest in commodities or commodity contracts, futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6.	Invest for the purpose of exercising control or management of another issuer.

7.
Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization, or acquisition of assets, or as may otherwise be permitted by a Fund’s prospectus and the 1940 Act.

8.	*Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objectives and policies).

9.
*Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests without immediately selling any portfolio securities. A Fund will not borrow for leverage purposes or purchase securities or make investments while borrowings are outstanding. Any borrowings by a Fund will not be collateralized. If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary to meet that limitation.

10.	Write, purchase or sell puts, calls or combinations thereof except as otherwise noted in this SAI.

11.	Make short sales of securities or purchase any securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

12.
*Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter under the federal securities laws in connection with the disposition of securities from its investment portfolio.

13.	*Issue senior securities as defined in the 1940 Act.

14.	Invest in interests or leases in oil, gas or other mineral exploration or development programs.

Except for restrictions (3), (4) and (9), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net or total assets will not be considered a violation of that restriction.

The Money Market Funds will only purchase securities that the Investment Manager has determined, according to procedures approved by the Board and factors set forth in Rule 2a-7 under the 1940 Act, present minimal credit risk and are First Tier Securities (otherwise referred to as “Eligible Securities”). An Eligible Security is:

(1)
a security with a remaining maturity of 397 days or less: (a) that is rated by an NRSRO (currently Moody’s, S&P, Fitch or, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers’ parent companies, and bank-supported debt) in one of the two highest rating categories for short-term debt obligations (two NRSROs are required but one rating suffices if only one NRSRO rates the security), or (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2)
a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security;

(3)
a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less, and whose issuer received a rating within one of the three highest rating categories from the requisite NRSROs for long-term debt obligations; or

(4)
a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) above and to represent minimal credit risk.

A First Tier Security is any Eligible Security, as defined above, that (1) carries (or if other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating suffices if only one NRSRO rates the security), (2) has been determined by the Investment Manager, pursuant to guidelines adopted by the Board, to be of comparable quality to such a security, (3) is a security issued by a registered investment company that is a money market fund, or (4) is a U.S. Government security (a “Government Security”).

Each Fund limits its investments in the First Tier Securities of any one issuer to no more than 5% of its total assets (repurchase agreements collateralized by non-Government Securities will be taken into account when making this calculation); provided, however, that (1) the California Money Fund may invest up to 25% of the value of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act, and (2) each of the Prime Money Fund and the Government Money Fund may invest up to 25% of the value of its total assets without regard to this restriction for a period of up to three business days as permitted by Rule 2a-7, provided that neither such Fund may invest in the securities of more than one issuer in accordance with the foregoing proviso at any time. In addition, the underlying securities involved in repurchase agreements collateralized by non-Government securities will be First Tier Securities at the time the repurchase agreements are executed. To the extent future regulations of money market funds are adopted, the Money Market Funds may encounter additional investment restrictions or requirements.

INVESTMENT RESTRICTIONS – GOVERNMENT BOND FUND,
CORPORATE BOND FUND, CALIFORNIA BOND FUND,
MUNI HIGH INCOME FUND, HIGH YIELD BOND FUND AND U.S. CORE EQUITY FUND

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund and the U.S. Core Equity Fund and may not be changed without shareholder approval.

No Fund may:

1.
Other than the California Bond Fund, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2.
Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

3.
Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings.  To the extent that a Fund’s borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

4.
Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.
Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.	Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the investment limitations in the Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

NON-FUNDAMENTAL POLICIES

The following policies of the Government Bond Fund, the Corporate Bond Fund, the California Bond Fund, the Muni High Income Fund, the High Yield Bond Fund and the U.S. Core Equity Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

No Fund may:

1.	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

2.	Invest in companies for the purpose of exercising control.

3.
Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act or an order of exemption therefrom.

5.
Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

In addition, the U.S. Core Equity Fund may not purchase the stock or bonds of companies identified by the tobacco service of MSCI ESG Research.  This service identifies those companies engaged in growing, processing or otherwise handling tobacco. If the U.S. Core Equity Fund holds any such securities of an issuer which is subsequently identified by MSCI as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

Also, the Muni High Income Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry or in any one state.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

INVESTMENT RESTRICTIONS - LIMITED MATURITY FUND, FULL MATURITY FUND,
DIVERSIFIED EQUITY FUND AND SOCIALLY RESPONSIBLE EQUITY FUND

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund and may not be changed without shareholder approval.

No Fund may:

1.
Issue senior securities as defined in the 1940 Act or borrow money, except that a Fund may borrow from banks for temporary or emergency purposes (but not for investment) in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for a Fund, it will not purchase securities. (However, a Fund which is authorized to do so by its investment policies may lend securities, enter into repurchase agreements without limit and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.)

2.
Purchase a security, other than government securities, if as a result of such purchase more than 5% of the value of the Fund’s assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer, except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.

3.
Purchase a security, other than government securities, if as a result of such purchase 25% or more of the value of the Fund’s total assets would be invested in the securities of issuers in any one industry or group of industries, except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

4.
Purchase the securities (other than government securities) of an issuer having a record, together with predecessors, of less than three years’ continuous operations, if as a result of such purchase more than 5% of the value of the Fund’s total assets would be invested in such securities, except that this shall not prohibit a Fund from investing all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

5.	Make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.

6.
Engage in the underwriting of securities except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a security and except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

7.
Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that a Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

8.
Make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Fund.

9.
Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

10.
Invest more than 5% of the value of a Fund’s total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)

11.
Pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. Except as otherwise indicated, these investment limitations and the goal of each Fund as set forth in the Prospectus are fundamental policies of the Funds and may not be changed without shareholder approval. Although the Fundamental Policies permit the Funds to enter into reverse repurchase agreements, the Funds do not currently intend to do so. Up to 1/3 of a Fund’s assets may be pledged to secure permitted borrowings by the Fund.

NON-FUNDAMENTAL POLICIES

The following policies of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund are non-fundamental and may be changed by the Board without a vote of Fund shareholders.

No Fund may:

1.
Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 10% of its net assets would be invested in illiquid securities. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)

2.
Invest for the purpose of exercising control or management of another company except that all the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3.
Invest, under normal circumstances, less than 80% of the value of its net assets (plus borrowings for investment purposes) in a particular type of investment that is suggested by the Fund’s name. A Fund will notify its shareholders at least 60 days prior to any change in such policy.

4.
Purchase the stock or bonds of companies identified by the tobacco service of the RiskMetrics Group Social Issues Services. This service identifies those companies engaged in growing, processing or otherwise handling tobacco. If a Fund holds any such securities of an issuer which is subsequently identified by RiskMetrics as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

5.
Borrow money in an amount exceeding 10% of its total assets. A Fund will not borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. A Fund will not make additional investments while its borrowings exceed 5% of total assets.

Each of the foregoing percentage limitations (except with respect to the limitations on borrowing and investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund’s purchase of an illiquid security, more than 10% of the Fund’s net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such securities so that the limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

INVESTMENT RESTRICTIONS – MULTI-ASSET FUND

The following investment restrictions apply to the Multi-Asset Fund. The Multi-Asset Fund’s Underlying Funds are subject to different investment restrictions.

FUNDAMENTAL POLICIES

Except as otherwise indicated, the following investment limitations are fundamental policies of the Multi-Asset Fund and may not be changed without shareholder approval.

The Multi-Asset Fund may not:

1.
Change its classification from a diversified fund (which means that it may not, with respect to at least 75% of its total assets, invest more than 5% of its total assets invested in the securities of one issuer (and not more than 10% of the outstanding voting securities of such issuer), plus cash, Government securities, and securities of other investment companies) to a non-diversified fund.

2.
Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. The Fund may only borrow money from banks. To the extent that its borrowings exceed 5% of its total assets, (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowing will reduce income; and (ii) asset coverage of at least 300% is required.

3.
Make loans if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4.
Purchase or sell real estate or physical commodities, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), or special situations, such as limited partnerships, that may invest in real estate or commodities.

5.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7.	Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

8.
Concentrate (i.e., invest more than 25% of the Fund’s net assets) in any industry or group of industries, except that the Fund may invest more than 25% of the Fund’s net assets in the securities of other registered investment companies and securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and will not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following policies of the Multi-Asset Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

The Multi-Asset Fund may not:

1.
Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing, in an amount not exceeding 33 1/3% of the value of the Fund’s total assets.

2.	Invest in companies for the purpose of exercising control.

3.
Purchase or hold securities that are illiquid or are otherwise not readily marketable (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less, which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to the Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded.

POLICIES OF AFFILIATED UNDERLYING FUNDS

The investment restrictions applicable to the Affiliated Underlying Funds (i.e., the Corporate Bond Fund, Government Bond Fund and High Yield Bond Fund) are as set forth above under “Investment Restrictions – Equity and Bond Funds.”  The Multi-Asset Fund looks to the holdings of the Affiliated Underlying Funds when ensuring compliance with its own investment restrictions.

POLICIES OF UNAFFILIATED UNDERLYING FUNDS

Each unaffiliated Underlying Fund has its own investment policies and may pursue investment strategies to the fullest extent permitted by the 1940 Act and such policies. For example, under the 1940 Act, a registered investment company may borrow money from a bank (in an amount not exceeding 33 1/3% of the value of its total assets), make loans (if less than 33 1/3% of its total assets would be loaned to other parties), purchase derivatives, enter into forward currency transactions, futures contracts, and options transactions, purchase restricted and illiquid securities, purchase securities on a when-issued or delayed delivery basis, enter into repurchase or reverse repurchase agreements, and engage in various other investment practices, all of which entail various risks.

MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the investment manager to the Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. Andrew S. Clare and Jon C. Hunt (each an “Interested Trustee” and together the “Interested Trustees”) are “interested persons” of the Trust, as defined in the 1940 Act.  Each Trustee other than Messrs. Clare and Hunt may be referred to in this SAI as an “Independent Trustee” and collectively as the “Independent Trustees.”

Independent Trustees

Name Address Age	Position with the Trust	Term of Office (1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Irwin G. Barnet (3) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 75	Trustee	Since 1999	Attorney and of counsel, Reed Smith LLP, a law firm (2009-present). Partner, Reed Smith LLP (2003-2008). Attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (2000-2002). Attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (1980-2000).	24	None
Vernon C. Kozlen City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 69	Trustee	Since 2007	Retired (2007-present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, City National Asset Management, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, City National Asset Management, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	24	Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund LLC, CMS/Barlow Long-Short Equity Fund, LLC (4)
William R. Sweet City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 75	Trustee	Since 1999	Retired (1997-present). Executive Vice President, Union Bank of California (1985-1996).	24	None
James Wolford City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 59	Trustee	Since 1999
President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011-present).  Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).
			24	None

Daniel A. Hanwacker City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 61	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001 - present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management, Co., LLC (1995-2000).	24	Rochdale Investment Trust (2011- 2013)
Jay C. Nadel City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 54	Trustee	Since 2013	Financial Services Consultant (2005 - present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	24	Lapolla Industries, Inc. (2007 – present); Rochdale Investment Trust (2011-2013)

Interested Trustees

Andrew S. Clare (5) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 67	Trustee	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	24	None
Jon C. Hunt (6) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 61	Trustee	Since 2013	Retired (2013 to present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012 to 2013). Managing Director and Chief Operating Officer, CCM (1998 - June 2012).	24	Nuveen Commodities Asset Management, member of Independent Committee (February 2012 - present)

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
William R. Sweet	March 31, 2015
Irwin G. Barnet	December 31, 2015
Vernon C. Kozlen	December 31, 2018*
James Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
John C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023

*   Subject to extension by the Board for up to two years.

(2)
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC, City National Rochdale Alternative Total Return Fund and City National Rochdale International Trade Fixed Income Fund.

(3)
During 2010, 2011 and 2012, Reed Smith LLP, of which Mr. Barnet is an attorney and of counsel, provided legal services to CNB, the parent company of City National Rochdale. In 2010, 2011 and 2012, the firm billed CNB $391,192, $423,600 and $452,607, respectively, for these services.  The other Independent Trustees have determined that Mr. Barnet should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because Mr. Barnet was not involved with rendering any of these legal services to CNB, and because Mr. Barnet’s interest in the fees billed by his firm to CNB was insignificant.

(4)
Convergent Wealth Advisors, LLC, which is under common control with CNB, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

(5)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

(6)	Mr. Hunt is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his position with CCM, a wholly-owned subsidiary of CNB and an affiliate of City National Rochdale.

Officers

Name Address Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 55	President and Chief Executive Officer	Since 2013	President, Chief Executive Officer and Director of Research, City National Rochdale (1986- present).
Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 44	Controller and Chief Operating Officer	Since 2005	Director of Fund Accounting, SEI Investments Company (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).
F. Michael Gozzillo City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 48	Vice President and Chief Compliance Officer (“CCO”)	Since 2013
SVP & Chief Compliance Officer, City National Rochdale (2012-present). CCO, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC, City National Rochdale Alternative Total Return Fund and City National Rochdale International Trade Fixed Income Fund (2013-present). Director & Compliance Officer, TIAA-CREF (2008-2012). CCO, TIAA-CREF Life Insurance Co. Separate Accounts (2009-2012).

Lisa Whittaker SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 34	Vice President and Secretary	Since 2012	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
William O’Donnell City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 49	Vice President and Assistant Treasurer	Since 2013	Chief Financial Officer, City National Rochdale (2011-present). Financial Consultant (2009-2011). Financial Officer, Compliance Officer and Corporate Secretary, Clay Finlay LLC (1990-2009).

Name Address Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
Kurt Hawkesworth City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 42	Vice President	Since 2013	Chief Operating Officer, City National Rochdale (2003-present).
Anthony Sozio City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 42	Vice President	Since 2013	Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).
Bernadette Sparling SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 35	Vice President and Assistant Secretary	Since 2010	Attorney, SEI Investments Company (2005-present). Associate, Blank Rome LLP (2001-2005).
Brent Vasher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 30	Vice President and Assistant Secretary	Since 2010	Attorney, SEI Investments Company (2008-present). Associate, Law Office of Lloyd Z. Remick (2006-2008).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

The Board of Trustees has responsibility for the overall management and operations of the Trust.  The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

The Trustees were selected with a view towards establishing a board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and with respect to certain persons, satisfying the criteria for not being classified as an "interested person" of the Trust as defined in the 1940 Act.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

•	Mr. Barnet, legal background, experience as a corporate and securities lawyer, and experience as a Trustee of the Trust.

•	Mr. Clare, legal background and experience as a corporate and litigation lawyer.

•
Mr. Hanwacker, experience in the asset management industry and as a trustee of Rochdale Investment Trust, a registered investment company the series of which reorganized into the City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, City National Rochdale Dividend & Income Fund and City National Rochdale Emerging Markets Fund on March 29, 2013.

•	Mr. Hunt, executive investment management experience and experience in management of the Trust and affiliated entities of CNB.

•
Mr. Kozlen, investment management experience as an executive in leadership roles within CNB and affiliated entities, and as past President and Chief Executive Officer of the Trust, and as a Trustee of the Trust.

•	Mr. Nadel, experience in the financial services field and as a trustee of Rochdale Investment Trust.

•	Mr. Sweet, experience as a senior banking executive and Trustee of the Trust.

•	Mr. Wolford, experience as a chief financial officer of various companies and a Trustee of the Trust.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition, seeking to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Six of the eight Board members are Independent Trustees.  Irwin Barnet, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust's management and the other Independent Trustees. Through the committees of the Board the Independent Trustees consider and address important matters involving each Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees.  The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

COMMITTEES

The Board has an Audit Committee, comprised solely of the Independent Trustees. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust’s independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations. During the fiscal year ended September 30, 2012, the Audit Committee held three meetings. The Board has designated William R. Sweet and James Wolford as the Trust’s “audit committee financial experts,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

The Board has an Investment Committee, comprised of all of the Trustees. Various members of the Committee meet quarterly and monitor on an ongoing basis the investment operations of the various series of the Trust, including matters such as the Funds’ adherence to their investment mandates, historical performance of the Investment Manager and each sub-adviser as applicable, changes in investment processes and personnel, appropriate benchmarks, and proposed changes in investment objectives and strategies. The Committee also reviews any changes in a Fund’s sub-advisers proposed by the Investment Manager, including hiring of new sub-advisers and termination of sub-advisers, and makes such recommendations to the Board regarding the proposed changes as it deems appropriate. During the fiscal year ended September 30, 2012, the Investment Committee held four meetings.

The Board has a Nominating Committee, comprised solely of the Independent Trustees. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee met once during the fiscal year ended September 30, 2012.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee beneficially owns more than 5% of the Trust’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

RISK MANAGEMENT

Consistent with its responsibility for oversight of the Trust in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to City National Rochdale the importance of maintaining vigorous risk management programs and procedures.

The Trust faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or a Fund.  Under the overall supervision of the Board, City National Rochdale and other service providers to the Trust employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust's CCO, City National Rochdale’s management, and other service providers (such as the Trust's independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2012.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Irwin G. Barnet	Prime Money Fund $1 - $10,000 Government Bond Fund $50,001 - $100,000 Corporate Bond Fund Over $100,000 High Yield Bond Fund $10,001 - $50,000	Over $100,000
Vernon C. Kozlen
Prime Money Market Fund
Over $100,000
California Tax Exempt Money Market Fund
Over $100,000
Government Bond Fund
$1 - $10,000
Corporate Bond Fund
$1 - $10,000
California Bond Fund
$1 - $10,000
High Yield Bond Fund
$1 - $10,000
Large Cap Value Fund
$1 - $10,000
Large Cap Growth Fund
$1 - $10,000
Over $100,000
William R. Sweet	Prime Money Market Fund	$10,001 - $50,000
James Wolford	None	None
Daniel A. Hanwacker	None	None
Jay C. Nadel	None	None

Interested Trustees

Jon C. Hunt	Prime Money Market Fund $1 - $10,000 High Yield Bond Fund Over $100,000	Over $100,000
Andrew S. Clare	None	None

COMPENSATION

The following table sets forth the compensation of the Independent Trustees for the fiscal year ended September 30, 2012.

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee
Irwin G. Barnet	$63,875	N/A	N/A	$63,875
Vernon C. Kozlen	$63,875	N/A	N/A	$63,875
Victor Meschures*	$51,875	N/A	N/A	$51,875
William R. Sweet	$64,875	N/A	N/A	$64,875
James Wolford	$51,875	N/A	N/A	$51,875
Daniel A. Hanwacker**	$0	N/A	N/A	$0
Jay C. Nadel**	$0	N/A	N/A	$0

*	Mr. Meschures resigned from the Board effective March 29, 2013.
**	Messrs. Hanwacker and Nadel became Trustees effective March 29, 2013.

INVESTMENT MANAGER

City National Rochdale serves as the investment adviser to each Fund.  Prior to April 1, 1999, Berkeley Capital Management (“BCM”) served as the investment manager for the Prime Money Fund. The Trust and CNB entered into an Investment Management Agreement (the “CNB Management Agreement”) dated as of April 1, 1999, regarding the Trust. The CNB Management Agreement was effective as to certain of the Funds subsequent to that date. On May 10, 2001, City National Asset Management, Inc. (“CNAM”), a wholly owned subsidiary of CNB, became the investment manager to the Trust, and the rights and obligations of CNB pursuant to the CNB Management Agreement were assumed by CNAM. CNAM was reorganized into City National Rochdale effective September 10, 2013.

Prior to January 1, 2011, CCM Advisors, LLC (“CCMA”) served as the investment adviser for the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund pursuant to an Investment Management Agreement between CCMA and the Trust dated as of October 1, 2005 (the “CCMA Management Agreement,” and together with the CNB Management Agreement, the “Management Agreements”). Effective January 1, 2011, CCMA combined its business into that of its affiliate, CNAM.  In connection with the combination CNAM assumed the rights and obligations of CCMA under the CCMA Management Agreement. CNAM was reorganized into City National Rochdale effective September 10, 2013.

The Investment Manager provides a continuous investment program of general investment and economic advice regarding the Funds’ investment strategies, manages the Funds’ investment portfolios and provides other services necessary to the operation of the Funds and the Trust. As of June 30, 2013, the Investment Manager had approximately $20 billion in assets under management. CNB, founded in the early 1950s, is a federally chartered commercial bank with approximately $57 billion in assets under administration, which includes $38 billion in assets under management, as of December 31, 2012. CNB is a wholly-owned subsidiary of City National Corporation (“CNC”), a New York Stock Exchange listed company.

The fees payable under the Management Agreements, and any fee waiver or expense reimbursement arrangements, with respect to the Funds are described in the Prospectus.

Each Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Each Management Agreement is in effect with respect to each Fund, as applicable, for a two-year term (the “Initial Term”) from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement may be terminated with respect to each Fund at any time upon 60 days’ notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its “assignment” (as such term is defined in the 1940 Act).

The Investment Manager provides the Funds with investment management services, including, subject to the supervision of, and policies established by the Board of Trustees, the selection, appointment, termination and supervision of any sub-adviser to any of the Funds. In accordance with an exemptive order from the SEC, the Investment Manager may from time to time with the approval of the Board of Trustees employ, terminate and modify the sub-advisory agreements of unaffiliated sub-advisers according to certain procedures without soliciting shareholders’ approval. The Investment Manager may also, with Board approval, manage the Funds which currently have a sub-adviser directly without a sub-adviser without shareholder consent.

The Investment Manager is responsible for payment of all expenses it may incur in performing services pursuant to the Management Agreements, including payment of all Sub-Advisers. The Investment Manager provides all executive, administrative, clerical and other personnel reasonably necessary to perform its obligations under the Management Agreements and pays the salaries and other employment related costs of employing those persons. The Investment Manager also furnishes the Funds with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space, facilities and equipment.

The Management Agreements provide that the Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Investment Manager, as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Funds, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Funds, or costs related to indemnification of Trustees, officers and employees of the Funds.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name “City National Rochdale” by the Trust and by the Funds is pursuant to the consent of the Investment Manager, which may be withdrawn if the Investment Manager ceases to be the Investment Manager of the Funds.

For the fiscal years ended September 30, 2012, September 30, 2011, and September 30, 2010, the Funds paid the Investment Manager the following investment management fees and the Investment Manager waived the indicated amounts. For each Fund, the Investment Manager’s investment management fees are allocated among the classes of the Fund according to the relative net asset values of the classes.

Fund	Fiscal Year Ended September 30, 2012		Fiscal Year Ended September 30, 2011		Fiscal Year Ended September 30, 2010
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Government Money Fund(1)	$1,958,619	$6,662,316	$1,516,698	$6,469,859	$2,346,358	$5,101,871
Prime Money Fund(1)	$1,869,174	$1,221,742	$1,854,797	$1,533,319	$2,098,466	$1,372,407
California Money Fund(1)	$409,844	$2,065,811	$715,243	$1,774,865	$951,908	$1,559,896
Limited Maturity Fund(2)	$221,203	$0	$205,839	$0	$239,083	($11,767)
Government Bond Fund(3)	$780,846	$(18,170)	$612,010	$122,250	$501,340	$101,119
Corporate Bond Fund	$486,873	$(786)	$462,261	($595)	$399,441	$925
California Bond Fund(3)	$141,181	$17,231	$79,214	$56,448	$64,096	$46,449
Full Maturity Fund(2)	$231,942	N/A	$233,607	N/A	$223,269	N/A
High Yield Bond Fund(3)	$944,531	$6,724	$478,520	$67,009	$302,429	$43,020
Multi-Asset Fund	$231,387	N/A	$205,603	N/A	$144,041	N/A
Diversified Equity Fund(2)	$347,691	$23,694	$509,408	N/A	$470,229	N/A
Socially Responsible Equity Fund(2)	$680,032	N/A	$535,614	N/A	$436,611	N/A

(1)
The Investment Manager has voluntarily waived certain amounts in order to keep total annual fund operating expenses at or below certain percentages of the Funds’ respective average daily net assets. In addition, the Investment Manager has voluntarily agreed to further waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets.

(2)
Includes fees received by CCMA, the Fund’s previous investment adviser which combined its business with CNAM effective January 1, 2011.  Effective September 10, 2013, CNAM was reorganized into City National Rochdale.

(3)
The Investment Manager has voluntarily waived the indicated amounts in order to keep total annual fund operating expenses at or below certain percentages of the Funds’ respective average daily net assets.

The Investment Manager has contractually agreed to reduce its investment management fees through January 28, 2014 to the extent that ordinary operating expenses of certain of the Funds exceed the following expense ratios (the “Expense Caps”):

	Expense Level
	(as a % of average daily net assets)
Fund	Institutional Class	Class N
Limited Maturity Fund	1.00%	1.25%
Full Maturity Fund	1.00%	1.25%
Diversified Equity Fund	1.25%	1.50%
Socially Responsible Equity Fund	1.25%	1.50%

The Funds may terminate this undertaking at any time upon 60 days’ notice, and the agreement automatically terminates upon the termination of the Management Agreement. Under the terms of the agreement (the “Expense Limitation Agreement”), any Fund expenses waived or reimbursed by the Investment Manager may be recovered by the Investment Manager to the extent actual operating expenses for a subsequent period are less than the expense limitation caps at the time of the waiver or reimbursement.

Additionally, the Investment Manager has voluntarily agreed to limit its fees or reimburse expenses for certain of the Funds. The Investment Manager intends to continue these arrangements for the Money Market Funds until further notice and, for Funds other than the Money Market Funds, at least through June 30, 2014. Any fee reductions or reimbursements may be repaid to the Investment Manager as described below.

	Expense Level
	(as a % of average daily net assets)
Fund	Institutional Class	Servicing Class	Class N	Class S
Government Money Fund	N/A	0.63%	0.87%	1.07%
Prime Money Fund	0.38%	0.63%	0.87%	1.07%
California Money Fund	N/A	0.55%	0.78%	0.98%
Government Bond Fund	0.53%	0.78%	1.03%	N/A
Limited Maturity Fund*	0.67%	N/A	0.92%	N/A
Corporate Bond Fund	N/A	0.76%	1.01%	N/A
California Bond Fund	N/A	0.63%	0.88%	N/A
Full Maturity Fund*	0.67%	N/A	0.92%	N/A
Muni High Income Fund	N/A	1.32%	1.57%	N/A
High Yield Bond Fund	0.70%	0.95%	1.20%	N/A
Multi-Asset Fund	0.99%	1.24%	1.49%	N/A
U.S. Core Equity Fund	0.55%	0.80%	1.05%	N/A
Diversified Equity Fund*	0.85%	N/A	1.10%	N/A
Socially Responsible Fund*	0.89%	N/A	1.14%	N/A

*
With respect to the Limited Maturity Fund, Full Maturity Fund, Diversified Equity Fund, and Socially Responsible Fund, the voluntary limits in the table are in addition to the contractual expense limitations discussed above.

With respect to the Diversified Equity Fund, the Investment Manager has contractually agreed to waive a portion of its investment management fee, thereby reducing the annual fee from 0.75% of the Fund’s average daily net assets to 0.65% of the Fund’s average daily net assets. This limitation will be in effect until January 28, 2014. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon 60 days’ written notice to the Investment Manager, and it will terminate automatically upon the termination of the Management Agreement. Any management fees waived by the Investment Manager pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Investment Manager.

The Investment Manager intends to seek potential recovery of amounts waived or reimbursed for a period of three years from the fiscal year in which such amounts were waived or reimbursed provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitations, and subject to various conditions described below.

The Investment Manager generally will seek reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Investment Manager’s ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Investment Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

For the fiscal year ended September 30, 2012, CNAM recaptured fees it had previously waived in the following amounts: $10,382.75 for the High Yield Bond Fund and $42,738.22 for the Government Money Market Fund.

Summaries of the Board’s considerations associated with its approval of the renewal of the Management Agreements are included in the Trust’s Annual Report for the fiscal year ended September 30, 2012.

SUB-ADVISERS

The Muni High Income Fund

Waddell & Reed Investment Management Company (“Waddell & Reed”) entered into a sub-advisory agreement effective ______________ (the “Waddell & Reed Sub-Advisory Agreement”) with the Investment Manager pursuant to which Waddell & Reed serves as discretionary investment adviser to the Muni High Income Fund. The Waddell & Reed Sub-Advisory Agreement provides that Waddell & Reed shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of the Waddell & Reed Sub-Advisory Agreement with respect to the Muni High Income Fund must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the Muni High Income Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Waddell & Reed Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Waddell & Reed Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Muni High Income Fund, by a majority of the outstanding shares of the Muni High Income Fund, on not less than 60 days’ written notice to Waddell & Reed, or by Waddell & Reed on not less than 60 days’ written notice to the Trust.

The Investment Manager pays Waddell & Reed a fee for its services.  The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly.

A summary of the Board’s considerations associated with its approval of the Waddell & Reed Sub-Advisory Agreement will be included in the Trust’s Semi-Annual Report dated March 31, 2014.

The High Yield Bond Fund

Guggenheim Investment Management, LLC (“GIM”) entered into a sub-advisory agreement effective April 15, 2009 (the “Guggenheim Sub-Advisory Agreement”) with the Investment Manager pursuant to which GIM served as discretionary investment adviser to the High Yield Bond Fund. Effective June 30, 2012, GIM combined its business with another wholly-owned subsidiary of GIM’s parent company and formed Guggenheim Partners Investment Management, LLC (“Guggenheim”), and GIM assigned its rights and obligations under the Guggenheim Sub-Advisory Agreement to Guggenheim.  The Guggenheim Sub-Advisory Agreement provides that Guggenheim shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

After its initial two-year term, the continuance of the Guggenheim Sub-Advisory Agreement with respect to the High Yield Bond Fund must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the High Yield Bond Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Guggenheim Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Guggenheim Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the High Yield Bond Fund, by a majority of the outstanding shares of the High Yield Bond Fund, on not less than 60 days’ written notice to Guggenheim, or by Guggenheim on not less than 60 days’ written notice to the Trust.

The Investment Manager pays Guggenheim a fee for its services.  The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. For the fiscal years ended September 30, 2011 and 2012, the Investment Manager paid GIM and Guggenheim, respectively, approximately $323,474 and $513,966 in sub-advisory fees.

A summary of the Board’s considerations associated with its approval of the Guggenheim Sub-Advisory Agreement is included in the Trust’s Annual Report dated September 30, 2012.

The Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund

As of June 30, 2013, each of the following organizations serves as a Sub-Adviser of the indicated Fund(s) pursuant to a sub-advisory agreement (collectively, the “Sub-Advisory Agreements”) with the Investment Manager:

Fund	Sub-Adviser(s)	Percentage of Fund Managed
Full Maturity Fund	Robert W. Baird & Co. Incorporated	60%
	Boyd Watterson Asset Management LLC	40%
Diversified Equity Fund*	SKBA Capital Management, LLC	52%
Socially Responsible Equity Fund	SKBA Capital Management, LLC	100%

* City National Rochdale directly manages 48% of the Diversified Equity Fund.

The Investment Manager is responsible for allocating the assets among the Sub-Advisers. The Sub-Advisers manage the investments of each Fund, determining which securities or other investments to buy and sell for the Fund, selecting the brokers and dealers to effect the transactions, and negotiating commissions. The Sub-Advisers may also serve as managers or advisers to other investment companies and other clients, including clients of the Investment Manager.

The Investment Manager pays each Sub-Adviser a fee for its services. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. The Investment Manager paid the following sub-advisory fees to the sub-advisers named above and other sub-advisers who previously provided services to the Funds but are no longer doing so for the years ended September 30, 2012, September 30, 2011, and September 30, 2010.

Fund	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010
Limited Maturity Fund (1)	$0	$16,161	$68,257
Full Maturity Fund	$80,126	$83,506	$76,375
Diversified Equity Fund	$142,680	$220,552	$196,012
Socially Responsible Equity Fund	$226,622	$178,588	$146,013

(1)
Prior to January 1, 2011, the effective date of the business combination of CCMA and CNAM, CNAM served as the sub-adviser to the Limited Maturity Fund.  The amount of sub-advisory fees paid for the year ended September 30, 2011 reflects sub-advisory fees paid to CNAM by CCMA for the period ending December 31, 2010.

Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

The continuance of each Sub-Advisory Agreement must be specifically approved at least annually (1) by the vote of a majority of the outstanding shares of the applicable Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund, on not less than 60 days’ written notice by either party.

A summary of the Board’s considerations associated with the approval of the renewal of the Sub-Advisory Agreements with each of Baird, Boyd Watterson and SKBA is included in the Funds’ Annual Report for the year ended September 30, 2012. Additional information regarding the Board of Trustees’ approval of the sub-advisory agreement with Boyd Watterson is available in the Funds’ Semi-Annual Report for the period ending March 31, 2013.

PORTFOLIO MANAGERS

Information regarding City National Rochdale and each of the Sub-Advisers is contained in the Prospectus under “Management of the Funds.” Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund’s portfolio (a “portfolio manager”), as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in each Fund. All information provided below is as of September 30, 2012, unless otherwise indicated.

Limited Maturity Fund, Government Bond Fund, Corporate Bond Fund, California Bond Fund, Multi-Asset Fund and U.S. Core Equity Fund

City National Rochdale manages the investment portfolios of the Limited Maturity Fund, Government Bond Fund, Corporate Bond Fund, California Bond Fund, Multi-Asset Fund and U.S. Core Equity Fund and a portion of the Diversified Equity Fund.

City National Rochdale is a wholly-owned subsidiary of CNB. The compensation received from CNB by all City National Rochdale employees, including each of the portfolio managers listed below, consists of base cash salaries and annual cash bonuses based on the investment professional’s assigned portfolios’ investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Investment professionals are also eligible to participate in CNB’s stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

Thomas A. Galvin, a portfolio manager of the U.S. Core Equity Fund, is currently a Senior Vice President of City National Rochdale.  Mr. Galvin receives an annual salary established by management of City National Rochdale.  City National Rochdale employee salary levels are based on the employee’s experience, responsibilities, the competitive marketplace, and overall performance of City National Rochdale and not on the investment performance of any particular portfolio or account. Like City National Rochdale’s other employees, Mr. Galvin is eligible for a bonus annually. Such bonuses are based on City National Rochdale’s overall profitability, which is driven by short- and long-term investment performance (both absolute and relative), and overall assets under management. These bonuses are not guaranteed and are paid at the discretion of City National Rochdale.

Limited Maturity Fund

The individuals with primary responsibility for managing the Limited Maturity Fund are Paul C. Single and William C. Miller, Jr.

Mr. Single manages the following accounts (including the Limited Maturity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$5,490	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	71	$252.5	0	$0

Mr. Miller manages the following accounts (including the Limited Maturity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	6	$5,488	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	57	$461.6	0	$0

Neither Mr. Single nor Mr. Miller owns any shares of the Limited Maturity Fund.

Government Bond Fund

The individuals with primary responsibility for managing the Government Bond Fund are Paul C. Single and Robert Harder.  Additional information about Mr. Single is set forth above under “Limited Maturity Fund.”

Mr. Harder manages the following accounts (including the Government Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	5	$5,570	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	50	$364.3	0	$0

Neither Mr. Single nor Mr. Harder owns any shares of the Government Bond Fund.

Corporate Bond Fund

The individuals with primary responsibility for managing the Corporate Bond Fund are William C. Miller and Robert Harder. Additional information about Mr. Miller is set forth above under “Limited Maturity Fund.” Additional information about Mr. Harder is set forth above under “Government Bond Fund.”

Mr. Miller owns shares of the Corporate Bond Fund worth $1 - $10,000.  Mr. Harder does not own any shares of the Corporate Bond Fund.

California Bond Fund

The individuals with primary responsibility for managing the California Bond Fund are Gregory Kaplan and Kathleen Meyer.

Mr. Kaplan manages the following accounts (including the California Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$961.4	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	105	$880.9	0	$0

Ms. Meyer manages the following accounts (including the California Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$57.5	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	101	$435.8	0	$0

Neither Mr. Kaplan nor Ms. Meyer owns any shares of the California Bond Fund.

Multi-Asset Fund

The individuals with primary responsibility for managing the Multi-Asset Fund are Bruce Simon, William C. Miller and Otis “Tres” Heald. Additional information about Mr. Miller is set forth above under “Limited Maturity Fund.”

Mr. Simon manages the following accounts (including the Multi-Asset Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$44.7	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	102	$287.2	0	$0

Mr. Heald manages the following accounts (including the Multi-Asset Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$93.9	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	50	$136.6	0	$0

Mr. Simon owns shares of the Multi-Asset Fund worth $10,001 - $50,000.  Neither Mr. Miller nor Mr. Heald owns any shares of the Multi-Asset Fund.

U.S. Core Equity Fund

The individuals with primary responsibility for managing the U.S. Core Equity Fund are Otis “Tres” Heald and Thomas A. Galvin.

Mr. Heald manages the following accounts (including the U.S. Core Equity Fund)(1):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	3	$128.8	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	46	$135.9	0	$0

Mr. Galvin manages the following accounts (including the U.S. Core Equity Fund)(1):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$86.4	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	2	$1.2	0	$0

Neither Mr. Heald nor Mr. Galvin owns any shares of the U.S. Core Equity Fund.

(1)	This information is provided as of December 31, 2012.

Full Maturity Fund

The Full Maturity Fund is managed by Baird and Boyd Watterson. The individuals with responsibility for managing portions of the Full Maturity Fund are Gary A. Elfe and Daniel A. Tranchita of Baird and Justin C. Waggoner of Boyd Watterson.

Baird Portfolio Managers. Messrs. Elfe and Tranchita managed the following accounts (including Baird’s portion of Full Maturity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	6	$6,903	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	114	$10,216	1	$835

The compensation received from Baird by Messrs. Elfe and Tranchita consists of four components:

•	A competitive fixed base cash salary that is related to similar positions at other independent investment advisory firms.

•	An annual cash bonus calculated based on the performance of composites of portfolios managed by Messrs. Elfe and Tranchita relative to benchmarks tailored specifically to each composite.

•
An annual cash revenue sharing award for senior management, which varies from year to year with Baird’s revenues and overall profitability and is based on the recommendation of Baird’s Chief Investment Officer, who considers investment performance of composites of portfolios managed by Messrs. Elfe and Tranchita relative to benchmarks tailored specifically to each composite and contributions to the portfolio management team.

•	Participation in Baird’s common stock purchase program is available to persons holding officer titles of at least Vice President.

Neither Mr. Elfe nor Mr. Tranchita owns any shares of the Funds.

Boyd Watterson Portfolio Manager. Mr. Waggoner managed the following accounts (including Boyd Watterson’s portion of the Full Maturity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$19	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	118	$774	0	$0

The compensation received from Boyd Watterson by Mr. Waggoner consists of a fixed annual cash salary and annual cash bonus which is discretionary and based on the company’s profitability.

Mr. Waggoner does not own any shares of the Funds.

Muni High Income Fund

Waddell & Reed manages the investment portfolio of the Muni High Income Fund. The individual with primary responsibility for managing the Muni High Income Fund is Michael J. Walls.

As of _________, 2013, Mr. Walls managed the following accounts:

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	__	$______	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Walls’ compensation is comprised of a base salary that is commensurate with his level of experience and responsibility, a bonus linked to investment performance as described below, and participation in a stock incentive plan in shares of Waddell & Reed Financial, Inc. (“WDR”). Waddell & Reed’s portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of a portfolio relative to an appropriate benchmark, the more bonus compensation its portfolio manager receives. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases in which portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by Waddell & Reed (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by Waddell & Reed (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by Waddell & Reed (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

As of the date of this SAI, Mr. Walls owns no shares of the Muni High Income Fund.

High Yield Bond Fund

Guggenheim manages the investment portfolio of the High Yield Bond Fund. Guggenheim employs a team management approach to the portfolios led by its Chief Investment Officer, Scott Minerd. Mr. Minerd has oversight of the Investment Committee that is responsible for the day-to-day management of the High Yield Bond Fund portfolio, as well as other portfolios managed by Guggenheim. Two members of the Investment Committee, Jeffrey Abrams and Kevin Gundersen, are currently lead and secondary portfolio managers for the Fund. Mr. Abrams and Mr. Gundersen have been with Guggenheim for over ten years.

Mr. Abrams managed the following accounts (including the High Yield Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	13	$3,919	1	$61
Other Pooled Investment Vehicles:	23	$5,639	9	$3,750
Other Accounts:	34	$1,961	5	$292

Mr. Gundersen managed the following accounts (including the High Yield Bond Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	10	$3,496	1	$61
Other Pooled Investment Vehicles:	23	$5,768	9	$3,750
Other Accounts:	31	$1,899	5	$292

Messrs. Abrams’ and Gundersen’s compensation consists of the following elements: (i) base salary: the portfolio managers are paid a fixed base salary by Guggenheim, which is set at a level determined to be appropriate based upon the individual's experience and responsibilities; and (ii) annual bonus: the portfolio managers are paid a discretionary annual bonus by Guggenheim, which is based on the overall performance and profitability of Guggenheim, but not on performance of any one specific account managed by the portfolio managers. The portfolio managers also participate in benefit plans (e.g., health, dental, life) and programs generally available to all employees of Guggenheim.

Neither Mr. Abrams nor Mr. Gundersen owns any shares of the High Yield Bond Fund.

Diversified Equity Fund

Portions of the Diversified Equity Fund are managed by Thomas Kuo and Dimitry Kirtsman of City National Rochdale and Andrew W. Bischel, Kenneth J. Kaplan, Josh J. Rothé and Shelley H. Mann of SKBA.

City National Rochdale Portfolio Managers.  Mr. Kuo manages the following accounts (including the Diversified Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$11.8	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	18	$23.8	0	$0

Mr. Kirtsman manages the following accounts (including the Diversified Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$11.8	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Neither Mr. Kuo nor Mr. Kirtsman owns any shares of the Diversified Equity Fund.

SKBA Portfolio Managers. Messrs. Bischel, Kaplan, Rothé, and Ms. Mann manage the following accounts as a team (including SKBA’s portion of the Diversified Equity Fund and Socially Responsible Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$127	0	$0
Other Pooled Investment Vehicles:	1	$11	0	$0
Other Accounts:	54	$533	0	$0

The senior investment professionals of SKBA, including Messrs. Kaplan, Bischel and Rothé and Ms. Mann, receive cash compensation in the form of salary and an annual bonus that is primarily tied to their investment strategy performance (across a number of client accounts) and/or asset growth. These forms of compensation are available to all employees. In addition, each of these individuals owns an equity interest in the firm. As equity owners of SKBA, these senior investment professionals are eligible to receive cash distributions that result from improvements in the profit performance of the firm. Such distributions are not available to the non-shareholder employees of SKBA.

None of Messrs. Kaplan, Rothé and Bischel and Ms. Mann owns any shares of the Diversified Equity Fund.

Socially Responsible Equity Fund

The Socially Responsible Equity Fund is managed by Andrew W. Bischel, Kenneth J. Kaplan, Josh J. Rothé and Shelley H. Mann of SKBA.  Additional information regarding them is set forth above under “Diversified Equity Fund.”

Mr. Bischel and Ms. Mann each beneficially own shares of the Socially Responsible Equity Fund worth between $100,001 and $150,000. Neither Mr. Kaplan nor Mr. Rothé owns any shares of the Socially Responsible Equity Fund.

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving the Management Agreement and each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund, and that the Investment Manager and each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Investment Manager or Sub-Adviser. To deal with these situations, the Investment Manager and each Sub-Adviser have adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation, except for Baird, which considers portfolio cash flow (i.e., whether cash is available considering deposits and withdrawals into various accounts) and the need to maintain the structure of client portfolios.

With respect to securities transactions for the Funds, the Investment Manager and each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Manager and Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where the Investment Manager or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Investment Manager or Sub-Adviser could share in investment gains.

The Multi-Asset Fund may invest in affiliated funds (i.e., the Money Market Funds, the Bond Funds, and the Equity Funds, for which the Investment Manager serves as investment adviser), and a conflict of interest could arise when, under certain circumstances, the Investment Manager’s investment decisions with respect to the Multi-Asset Fund could negatively affect Affiliated Underlying Funds. For instance, the Multi-Asset Fund may purchase and redeem shares of an Affiliated Underlying Fund at a time which may require the Affiliated Underlying Fund to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Affiliated Underlying Fund’s transaction costs and accelerate the realization of taxable income by its shareholders if sales of securities resulted in gains.

In addition, as the Investment Manager and its affiliates serve as investment adviser to a number of affiliated funds, each of which is eligible for investment by the Multi-Asset Fund, a conflict of interest may arise in connection with the increased incentive for the Multi-Asset Fund’s portfolio managers to invest in affiliated funds, which could generate increased revenues for the Investment Manager, rather than unaffiliated funds.

If the Multi-Asset Fund were to invest in an affiliated fund, the Trustees and officers of the Trust, each of which serves in the same position with respect to, and has a fiduciary duty to, the Multi-Asset Fund and the Affiliated Underlying Funds, may face a conflict of interest if the interests of the Multi-Asset Fund and of the Affiliated Underlying Fund were ever to become divergent. The Trustees of the Trust believe they have structured the Multi-Asset Fund to avoid these concerns. However, conceivably a situation could occur where proper action for the Multi-Asset Fund could be adverse to the interests of an Affiliated Underlying Fund, or the reverse could occur. If such a possibility arises, the Trustees and officers of the Trust and the Investment Manager will carefully analyze the situation and take all steps they believe reasonable to minimize, and where possible eliminate, the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns.

The Trust, Investment Manager and Sub-Advisers have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Investment Manager and the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two years each, unless terminated by mutual agreement, by either party on not less than 60 days’ prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days’ written notice following an uncured material breach.

The Administrator is entitled to fees calculated based upon the aggregate average daily net assets (“Assets”) of the Trust as set forth in the following table.

Trust Assets	Annual Fee (in Basis Points)
First $2.0 billion in aggregate net assets	5.0
Next $2.0 billion in aggregate net assets	4.0
Next $2.0 billion in aggregate net assets	3.0
Next $2.0 billion in aggregate net assets	2.5
Aggregate net assets in excess of $8.0 billion	2.0

The Trust is subject to a minimum annual fee equal to $1,800,000 for the first 20 series of the Trust and $90,000 per each additional series. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of certain Funds’ shares.

Prior to January 1, 2013, the Administrator was entitled to fees calculated based upon the Assets as follows: 0.065% of the first $2.5 billion in Assets; 0.045% of Assets exceeding $2.5 billion but not exceeding $5 billion; 0.025% of Assets exceeding $5 billion but not exceeding $7.5 billion; and 0.02% of Assets exceeding $7.5 billion.  Each Fund is subject to a minimum annual fee of $90,000.

For the fiscal years ended September 30, 2012, September 30, 2011, and September 30, 2010, the Funds paid the following administrative fees:

Fund	Fiscal Year Ended September 30, 2012		Fiscal Year Ended September 30, 2011		Fiscal Year Ended September 30, 2010
	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived
Government Money Fund(1)	$1,277,203	$329,054	1,282,711	$226,361	$1,440,778	$216,118
Prime Money Fund(1)	$476,152	$123,007	565,985	$99,880	$698,531	$104,779
California Money Fund(1)	$352,764	$91,797	385,120	$67,962	$468,073	$70,221
Limited Maturity Fund	$21,447	N/A	20,272	N/A	$22,936	N/A
Government Bond Fund	$86,015	N/A	83,993	N/A	$70,745	N/A
Corporate Bond Fund	$58,950	N/A	56,757	N/A	$50,224	N/A
California Bond Fund	$28,456	N/A	24,668	N/A	$20,626	N/A
Full Maturity Fund	$22,501	N/A	22,991	N/A	$22,509	N/A
High Yield Bond Fund	$61,566	N/A	35,722	N/A	$23,251	N/A
Multi-Asset Fund	$22,754	N/A	20,197	N/A	$14,523	N/A
Diversified Equity Fund	$23,986	N/A	33,426	N/A	$31,622	N/A
Socially Responsible Equity Fund	$44,038	N/A	35,124	N/A	$29,339	N/A

(1)
The Administrator has voluntarily agreed to waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets.

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class N shares of each Fund and Class S shares of the Money Market Funds, and expects to reallow substantially all of the fees to broker-dealers and service providers, including affiliates of City National Rochdale, that provide distribution-related services. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT

Pursuant to a transfer agency agreement, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds.

CUSTODIAN

Pursuant to a custodian agreement, U.S. Bank, N.A. located at 50 South 16th Street, Philadelphia, Pennsylvania 19102, serves as the custodian (the “Custodian”) of the Funds’ assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust’s independent registered public accounting firm, ___________, audits and reports on the annual financial statements of the Funds and reviews the Funds’ federal income tax returns. ___________ may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of ___________ is ___________.

LEGAL COUNSEL

Bingham McCutchen LLP serves as counsel to the Trust. The address of Bingham McCutchen LLP is 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the investment objective of the Funds; invest money obtained from the sale of the Funds’ shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds’ shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management’s ability correctly to time and execute them.

The Investment Manager and the Sub-Advisers, in effecting purchases and sales of portfolio securities for the accounts of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Investment Manager and the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. Each of the Investment Manager and the Sub-Advisers annually performs a formal review of the broker-dealers used by it with respect to the Funds, and performs informal reviews of the broker-dealers on an on-going basis.

While the Funds’ general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or to the Investment Manager or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the Investment Manager or Sub-Adviser(s) in advising other clients. The Investment Manager and Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Management Agreement or Sub-Advisory Agreement, as appropriate, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager or relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Investment Manager or Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the Investment Manager or relevant Sub-Adviser.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Investment Manager and the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when the Investment Manager or a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Investment Manager or the Sub-Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager or a Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

The Funds do not direct securities transactions to broker-dealers in recognition of the sale of Fund shares. However, broker-dealers who execute brokerage transactions for the Funds may effect purchases of shares of the Funds for their customers. The Funds do not use the Distributor to execute its portfolio transactions.

REGULAR BROKERS OR DEALERS

“Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust’s shares. On September 30, 2012, the Funds held securities of the Trust’s “regular brokers or dealers” as follows:

Fund	Name of Broker/Dealer	Total $ Amount of Securities of Each Regular Broker-Dealer Held (in 000s)
Government Money Fund	Deutsche Bank Barclays Bank of America Goldman Sachs	$300,000 $230,000 $175,000 $125,000
Prime Money Fund	Bank of America Deutsche Bank Barclays Goldman Sachs	$90,000 $50,000 $25,000 $25,000
California Money Fund
Limited Maturity Fund	Citigroup Morgan Stanley Goldman Sachs Credit Suisse JP Morgan	$1,197 $1,185 $1,183 $1,129 $948

Fund	Name of Broker/Dealer	Total $ Amount of Securities of Each Regular Broker-Dealer Held (in 000s)
Government Bond Fund
Corporate Bond Fund	JP Morgan Citigroup Morgan Stanley Goldman Sachs Credit Suisse Jeffries & Company Deutsche Bank	$5,340 $3,893 $2,269 $1,874 $1,301 $998 $896
California Bond Fund
Full Maturity Fund	JP Morgan Wells Fargo Morgan Stanley Bank of America Citigroup Credit Suisse	$579 $470 $386 $271 $196 $176
High Yield Bond Fund	Jeffries & Company	$275
Multi-Asset Fund
U.S. Core Equity Fund
Diversified Equity Fund	Citigroup Bank of America	$82 $81
Socially Responsible Equity Fund

BROKERAGE

For the indicated fiscal years, the indicated Funds paid the following brokerage commissions:

Year Ended September 30, 2012	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
High Yield Bond Fund	N/A	N/A	N/A	N/A
Multi-Asset Fund	$26,150	N/A	N/A	N/A
Diversified Equity Fund	$69,649	$220	0.32%	0.48%
Socially Responsible Equity Fund	$101,272	N/A	N/A	N/A

Year Ended September 30, 2011	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
High Yield Bond Fund	$ 0	N/A	N/A	N/A
Multi-Asset Fund	$20,197	N/A	N/A	N/A
Diversified Equity Fund	$119,371
Socially Responsible Equity Fund	$47,916	N/A	N/A	N/A

Year Ended September 30, 2010	Total $ Amount of Brokerage Commissions Paid	Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
High Yield Bond Fund	$123	N/A	N/A	N/A
Multi-Asset Fund	$26,329	N/A	N/A	N/A
Diversified Equity Fund	$113,893	$14,554	12.8%	6.6%
Socially Responsible Equity Fund	$57,896	N/A	N/A	N/A

For the fiscal year ended September 30, 2012, of the total brokerage commissions paid by the High Yield Bond Fund, none was paid as a result of directed brokerage transactions to a broker because of research services provided to Guggenheim. For the fiscal year ended September 30, 2012, of the total brokerage commissions paid by the Multi-Asset Fund, an amount of $26,150 (100%), was paid to firms which provided research services to the Investment Manager as well as execution services. For the fiscal year ended September 30, 2012, of the total brokerage commissions paid by the Diversified Equity Fund, totals of $9,889, $36,085 and $4,501 (100%, 100% and 19%, respectively) were paid to firms which provided research services to CNAM, SKBA and Turner Investments, L.P. (which served as a sub-adviser to the Fund prior to May 15, 2013) respectively, as well as execution services. For the fiscal year ended September 30, 2012, of the total brokerage commissions paid by the Socially Responsible Equity Fund, a total of $101,272 (100%) was paid to firms which provided research services to SKBA as well as execution services.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the business day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 p.m., Eastern Time). Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

On each day that the Money Market Funds’ net asset values per share are determined (each a “Business Day”), the Money Market Funds’ net investment incomes are declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) as a dividend to shareholders of record as of the last calculation of net asset value prior to the declaration and to shareholders investing on that day subject to the following conditions: (1) receipt of the purchase order by the Transfer Agent before 3:00 p.m., Eastern Time for the Prime Money Fund and the Government Money Fund, and before 2:00 p.m., Eastern Time for the California Money Fund; and (2) payment in immediately available funds wired to the Transfer Agent by the close of business the same day.

The Money Market Funds calculate dividends based on daily net investment income. For this purpose, the net investment income of each Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, less (2) accrued expenses allocated to that Fund. If the Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Should the net asset values of a Money Market Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value, and any unrealized gains and losses could affect the amount of the Fund’s distributions.

FEDERAL INCOME TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each Fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

For U.S. federal income tax purposes, each fund’s capital losses that arose in taxable years beginning on or before December 22, 2010 (“Pre-2011 Losses”) can generally be carried forward for a maximum of eight years to offset future capital gains. As of September 30, 2012, the breakdown of expiration dates for the Funds’ carryforwards of Pre-2011 Losses was as follows:

	Expiring September 30,
Fund	2013 (000)	2014 (000)	2015 (000)	2016 (000)	2017 (000)	2018 (000)	2019 (000)	Total (000)
Government Money Market Fund	$—	$—	$—	$—	$—	$—	$5	$5
Limited Maturity Fixed Income Fund	185	132	1,415	—	81	327	—	2,140
High Yield Bond Fund	—	—	—	—	—	504	—	504
Multi-Asset Fund	—	—	—	—	686	1,328	—	2,014
Diversified Equity Fund	—	—	—	—	3,230	13,333	—	16,563
Socially Responsible Equity Fund	—	—	—	—	1,402	7,193	1,662	10,257

Net short-term and long-term capital losses incurred by a Fund in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward for an unlimited period. However, any carryforwards of Post-2010 Losses must be fully utilized before a Fund will be permitted to use carryforwards of Pre-2011 Losses. Carryforwards of Post-2010 Losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as is the case for Pre-2011 Loss carryforwards. As of September 30, 2012, the Funds had the following carryforwards of Post-2010 Losses:

Fund	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)*
Government Money Market Fund	$1	$—	$1
Prime Money Market Fund	12	—	12
Government Bond Fund	28	45	73
Multi-Asset Fund	345	—	345

*	This table should be used in conjunction with the capital loss carryforwards table.

Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments

Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as certain pension plans, generally will derive no benefit from this election.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies

If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement for treatment as a regulated investment company and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Investments in Other RICs

The use of the fund-of-funds structure by the Multi-Asset Fund could adversely affect the amount, timing and character of distributions to its shareholders. The Multi-Asset Fund invests most or all of its assets in underlying funds that are taxed as RICs. The underlying funds will be required to distribute their income and gains on an annual basis, but cannot distribute losses. As a result, the Multi-Asset Fund will not be able to offset losses of one underlying fund against income or gains of another underlying fund, unless it sells or redeems shares of the underlying fund with the loss. The same is true to the extent any Fund invests in another RIC.

The Multi-Asset Fund’s sales or redemptions of shares in underlying funds, including those resulting from changes in the allocation of its assets, could cause it to recognize taxable gain or loss. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Multi-Asset Fund. Further, a portion of losses on sales or redemptions of shares in the underling funds may be deferred.

Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to the Multi-Asset Fund (or another Fund investing in a RIC) and therefore will not be offset by capital losses incurred on other investments. This may result in more ordinary dividends for Fund shareholders and/or a shifting of capital gain dividends to ordinary dividends compared to the dividends that would have been paid if the Fund had invested directly in the securities held by the underlying fund.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by a Fund are exempt from regular federal income taxes. Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. Such distributions will not be eligible for the dividends-received deduction.

Dividends and distributions from a Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

Special rules apply to certain dividends that are reported by a Fund as “qualified dividend income.” Such dividends are subject to tax for non-corporate shareholders at the rates generally applicable to long-term capital gains, provided that the shareholder satisfies certain holding period and other requirements. Qualified dividend income is not actually treated as capital gain, however, and thus generally cannot be offset by capital losses. The portion of dividends eligible to be treated as qualified dividend income will be: (i) 100% of the dividends paid by a Fund in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the dividends paid by a Fund in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified foreign corporations are foreign corporations that are incorporated in a possession of the U.S. or that are eligible for benefits under certain U.S. income tax treaties. Certain other dividends received from foreign corporations will be treated as qualified dividends if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a REIT or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be qualified dividend income.

If an individual receives a dividend qualifying for the long-term capital gains rates that constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution (other than daily dividends paid by the Money Market Funds of the Bond Funds) should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because certain Funds will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly to purchase or carry shares in those Funds is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a Fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.  A significant portion of exempt-interest dividends distributed by the Muni High Income Fund is expected to be a preference item for purposes of the federal alternative minimum tax.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or fewer, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares. Shareholders holding shares in a Money Market Fund will not have any gain or loss on a sale or exchange so long as the Money Market Fund maintains a net asset value of $1.00 per share.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds (except for proceeds from redemptions of Money Market Fund shares) payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28%. Backup withholding is not an additional tax, and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”

Notices

Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

For sales or exchanges of shares acquired (including through the reinvestment of dividends and capital gains distributions) on or after January 1, 2012, each Fund will report to shareholders and the IRS the cost basis and holding period of the shares and the amount of gain or loss on the sale or exchange.  If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different prices per share), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method.  For purposes of calculating and reporting basis, shares acquired on or after January 1, 2012, are treated as held in a separate account from shares acquired prior to January 1, 2012.

Each Fund’s default method for calculating basis will be specific lot identification using the “first-in, first-out” (“FIFO”) method.  Subject to certain limitations, a shareholder may choose a method other than the default method at the time of shares are sold or exchanged.  Shareholders should contact us at (800) 445-1341 for information regarding available methods of basis computation and procedures for electing a method other than the default method.  Shareholders should contact their own tax advisers concerning the consequences of applying the default method or choosing another method of basis calculation.

Shares of all Funds are offered through approved broker dealers or other financial institutions (each an “Authorized Institution”). If you own shares of a Fund through an Authorized Institution, your Authorized Institution is responsible for maintaining your individual account records and calculating your cost basis based upon their default method.  Please note your Authorized Institution’s default method may differ from that of the Fund, and you should contact them directly with any questions regarding your account or general cost basis inquiries.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

For Fund taxable years beginning before January 1, 2014, the 30% withholding tax also will not apply to dividends that a Fund reports as interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” Qualified net interest income is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form).

Distributions payable after June 30, 2014 (or, in certain cases, after later dates), and redemptions and certain capital gain dividends payable after December 31, 2016, to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends, short-term capital gain dividends or interest-related dividends. A non-U.S. shareholder who is resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement a similar reporting regime may be exempt from the withholding described in this paragraph, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.  Distributions payable after June 30, 2014 (or, in certain cases, after later dates), and redemptions and certain capital gain dividends payable after December 31, 2016, to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.  Exempt-interest dividends are generally exempt from the withholding described in this paragraph.  The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

CALIFORNIA INCOME TAX

So long as a Fund continues to qualify as a regulated investment company under the Code, the Fund will incur no California income or franchise tax liability on income and capital gains distributed to shareholders.

Each of the California Bond Fund and the California Money Fund intends to invest its assets so that at the close of each quarter of its fiscal year at least 50% of the value of its assets will consist of California municipal securities and other obligations the income from which is exempt from both federal income taxes and California state personal income taxes (“California Municipal Securities”). So long as a Fund continues to qualify as a regulated investment company and satisfies that 50% test, the exempt-interest dividends paid by the Fund to individual shareholders that are attributable to interest on California Municipal Securities will be exempt from California personal income tax. For purposes of California personal income taxes, ordinary dividends and exempt-interest dividends attributable to interest on other types of obligations will be taxed as dividends, and distributions of net capital gain will be taxed as long-term capital gains. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Bond Fund or the California Money Fund will not be deductible for California personal income tax purposes. Corporate taxpayers should note that dividends from the California Bond Fund or the California Money Fund will not be exempt from California corporate income or franchise taxes.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

SHARE PRICE CALCULATION

THE EQUITY FUNDS, THE BOND FUNDS AND THE MULTI-ASSET FUND

With respect to the Equity Funds, the Bond Funds and the Multi-Asset Fund, the net asset value per share of a class of a Fund is calculated as follows. All Fund liabilities incurred or accrued attributable to that class are deducted from the valuation of the Fund’s total assets, which includes accrued but undistributed income, attributable to that class. The resulting net assets are divided by the number of shares of that class of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share of that class.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. With respect to the Multi-Asset Fund, the net asset value per share of each Underlying Fund is calculated as described in its prospectus and statement of additional information.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Manager (or Sub-Adviser, as relevant) supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Equity Funds and the Bond Funds’ determination of net asset value) on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust’s daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per month the Administrator provides the broker-supplied value to the Investment Manager (or Sub-Adviser, as relevant) for review and approval. In addition, the Investment Manager (or Sub-Adviser) will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Manager or Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust’s Fair Value Committee will determine the security’s value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security’s fair value. In making a good faith determination of the value of the security, the Committee will consider the Investment Manager’s (or the Sub-Adviser’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

THE MONEY MARKET FUNDS

The Money Market Funds value their portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the Money Market Funds’ investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the bid prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder’s interest.

If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believes may result in a material dilution or other unfair results to investors or existing shareholders, the Board of Trustees is required to cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. If a Money Market Fund’s net asset values per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments for the Fund in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the “Plan”) for the Class N shares of the Funds and the Class S shares of the Money Market Funds, in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (“Qualified Trustees”). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class N and Class S shares provides that the Trust will pay the Distributor a fee that the Distributor can use to compensate broker-dealers and service providers, including affiliates of the Investment Manager and the Distributor, that provide distribution-related services to the Class N and Class S shareholders or to their customers who beneficially own the Class N and Class S shares. Under the Plan, the annual distribution fee rate for the Equity Funds’ and the Bond Funds’ Class N shares is 0.25%, and the annual distribution fee rate for the Money Market Funds’ Class N and Class S shares is 0.30% and 0.50%, respectively.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that affiliates of the Investment Manager have received or receive distribution fees from the Distributor, or that the Investment Manager has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation the Plan or any related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board annually reviews the Plan and has determined each year that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Investment Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days’ notice by the Distributor or the Investment Manager, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the FINRA Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses paid to the Distributor with respect to each Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Independent Trustees.

For the fiscal year ended September 30, 2012, the Funds paid the Distributor the following distribution fees under the Plan.

Fiscal Year Ended September 30, 2012	Total Fees Paid To the Distributor	Total Fees Paid Directly to Other Broker-Dealers and Financial Intermediaries
Class N Shares
Government Money Fund(1), (2)	N/A	N/A
Prime Money Fund(1), (2)	$40,875	N/A
California Money Fund(1), (2)	N/A	N/A
Limited Maturity Fund	$14,610	$2
Government Bond Fund	$8,002	N/A
Corporate Bond Fund	$6,672	N/A
California Bond Fund	$13,518	N/A
Full Maturity Fund	$2,051	$131
High Yield Bond Fund(2)	$101,138	N/A
Multi-Asset Fund	$70,597	N/A
Diversified Equity Fund	$7,821	$924
Socially Responsible Equity Fund	$42,231	$38,297

Class S Shares
Government Money Fund(1)	N/A	N/A
Prime Money Fund(1)	$37,495	N/A
California Money Fund(1)	N/A	N/A

(1)
The Distributor has voluntarily agreed to waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets.

(2)
Effective January 28, 2013, the distribution fee for Class N Shares of the High Yield Bond Fund was reduced from 0.30% to 0.25% and for the Class N Shares of the Money Market Funds was reduced from 0.50% to 0.30%.

SHAREHOLDER SERVICES AGREEMENT

CNB has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of all classes of each Fund except for the Institutional Class shares. As compensation for the provision of such services, each Fund will pay CNB a fee of 0.25% of the average daily net assets of the applicable classes on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a “Participating Organization”) out of the fees CNB receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds.

Prior to January 1, 2011, CCMA provided certain specific shareholder services to Class N shareholders of the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund pursuant to a Shareholder Services Agreement with the Trust. As compensation for the provision of such services, the Class N shares of each Fund paid CCMA a fee of up to 0.25% of the average daily net assets of Class N shares of the Fund on an annual basis, payable monthly. In connection with the business combination of CNAM and CCMA on January 1, 2011, CNAM entered into a Shareholder Services Agreement with the Trust on January 1, 2011, and has contractually agreed to fully waive its shareholder servicing fees with respect to the Limited Maturity Fund, the Full Maturity Fund and the Socially Responsible Equity Fund and to limit the shareholder servicing fee for the Diversified Equity Fund to 0.15%, effective through January 28, 2014.  Effective September 10, 2013, City National Rochdale has assumed the responsibilities of CNAM under this agreement.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds’ shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of Participating Organizations should read the Funds’ Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

For the fiscal years ended September 30, 2012, September 30, 2011, and September 30, 2010, pursuant to the Shareholder Services Agreement, the Class N, Class S and Servicing Class shares of the Funds paid CNB the following fees:

Fees Paid for the Fiscal Year Ended September 30, 2012(3)	Class N	Class S	Servicing Class(1)
Government Money Fund(2)	$7,273,726	$753,501	$262,141
Prime Money Fund(2)	$1,017,289	$700,955	$1,372,672
California Money Fund(2)	$1,709,935	$201,968	$380,377
Limited Maturity Fund	$13,887	N/A	N/A
Government Bond Fund	$7,422	N/A	$364,105
Corporate Bond Fund	$6,180	N/A	$297,623
California Bond Fund	$12,759	N/A	$133,920
Full Maturity Fund	$1,008	N/A	N/A
High Yield Bond Fund	$83,856	N/A	$191,956
Multi-Asset Fund	$65,549	N/A	$34,100
Diversified Equity Fund	$11,331	N/A	N/A
Socially Responsible Equity Fund	$41,505	N/A	N/A

Fees Paid, Fiscal Year Ended September 30, 2011(4)	Class N	Class S	Servicing Class(1)
Government Money Fund(2)	$6,684,442	$810,391	$184,515
Prime Money Fund(2)	$1,116,380	$809,587	$1,462,150
California Money Fund(2)	$1,760,671	$168,595	$376,372
Limited Maturity Fund	$22,075	N/A	N/A
Government Bond Fund	$7,545	N/A	$419,351
Corporate Bond Fund	$5,843	N/A	$282,698
California Bond Fund	$9,423	N/A	$116,189
Full Maturity Fund	$8,341	N/A	N/A
High Yield Bond Fund	$68,627	N/A	$113,215
Multi-Asset Fund	$64,345	N/A	$38,456
Diversified Equity Fund	$16,763	N/A	N/A
Socially Responsible Equity Fund	$8,298	N/A	N/A

Fees Paid, Fiscal Year Ended September 30, 2010(5)	Class N	Class S	Servicing Class(1)
Government Money Fund(2)	$6,188,682	$736,971	$236,075
Prime Money Fund(2)	$1,334,008	$862,965	$1,273,900
California Money Fund(2)	$1,789,904	$137,383	$398,440
Limited Maturity Fund	$14,556	N/A	N/A
Government Bond Fund	$8,744	N/A	$341,516
Corporate Bond Fund	$3,976	N/A	$245,196
California Bond Fund	$5,438	N/A	$96,918
Full Maturity Fund	$5,488	N/A	N/A
High Yield Bond Fund	$55,0435	N/A	$60,106
Multi-Asset Fund	$48,677	N/A	$23,344
Diversified Equity Fund	$16,240	N/A	N/A
Socially Responsible Equity Fund	$4,270	N/A	N/A

(1)
Effective December 19, 2011, the then-existing Institutional Class shares of each of the Government Bond Fund, Corporate Bond Fund, California Bond Fund, High Yield Bond Fund and Multi-Asset Fund were redesignated as Servicing Class shares.  Effective November 28, 2012, the then-existing Institutional Class shares of each Money Market Fund were redesignated as Servicing Class shares.

(2)
CNB has voluntarily agreed to waive and reduce fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) for each Fund of not less than 0.01% of the Fund’s average daily net assets.

(3)
For the fiscal year ended September 30, 2012, CNB and/or CNAM waived shareholder servicing fees in the following amounts: $7,273,726, $753,501 and $262,141 for Class N shares, Class S shares and Servicing Class shares, respectively, of Government Money Fund, $1,017,289, $700,955, and $1,372,672  for Class N shares, Class S shares and Servicing Class shares, respectively, of Prime Money Fund, $1,709,935, $201,968 and $380,377  for Class N shares, Class S shares and Servicing Class shares, respectively, of California Money Fund, $13,887 for Class N shares of Limited Maturity Fund,  $1,008 for Class N shares of Full Maturity Fund,  $7,638  for Class N shares of Diversified Equity Fund and $41,505.39 for Class N shares of Socially Responsible Equity Fund.

(4)
For the fiscal year ended September 30, 2011, CNB and/or CNAM waived shareholder servicing fees in the following amounts: $6,684,442, $810,391 and $184,515 for Class N shares, Class S shares and Servicing Class shares, respectively, of Government Money Fund, $1,116,380, $809,587 and $1,462,150 for Class N shares, Class S shares and Servicing Class shares, respectively, of Prime Money Fund, $1,760,671, $168,595 and $376,372 for Class N shares, Class S shares and Servicing Class shares, respectively, of California Money Fund, $22,075 for Class N shares of Limited Maturity Fund, $8,341 for Class N shares of Full Maturity Fund, $9,024 for Class N shares of Diversified Equity Fund and $8,298 for Class N shares of Socially Responsible Equity Fund.

(5)
For the fiscal year ended September 30, 2010, CNB and/or CNAM waived shareholder servicing fees in the following amounts: $5,461,603, $647,696 and $200,446 for Class N shares, Class S shares and Servicing Class shares, respectively, of Government Money Fund, $1,334,008, $862, 965 and $1,258, 409 for Class N shares, Class S shares and Servicing Class shares, respectively, of Prime Money Fund, $1,545,324, $122,254 and $342,652 for Class N shares, Class S shares and Servicing Class shares, respectively, of California Money Fund,$14,556 for Class N shares of Limited Maturity Fund, $5,488 for Class N shares of Full Maturity Fund, $6,496 for Class N shares of Diversified Equity Fund and $4,270 for Class N shares of Socially Responsible Equity Fund.

As a Participating Organization, City National Securities, Inc. (“CNS”), a wholly-owned subsidiary of CNB, has entered into a Shareholder Service Provider Agreement with CNB to provide shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of CNS.

For the fiscal years ended September 30, 2012, September 30, 2011, and September 30, 2010, pursuant to the Shareholder Service Provider Agreement, CNB paid CNS the following fees:

Fund (1)	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011	Fiscal Year Ended September 30, 2010
Government Money Fund	$0	$0	$16
Prime Money Fund	$0	$0	$3
California Money Fund	$0	$0	$2
Limited Maturity Fund	N/A	N/A	N/A
Government Bond Fund	$7,422	$7,545	$7,202
Corporate Bond Fund	$6,180	$5,843	$4,000
California Bond Fund	$12,759	$9,423	$5,448
Full Maturity Fund	N/A	N/A	N/A
High Yield Bond Fund	$83,856	$68,627	$55,079
Multi-Asset Fund	$65,548	$64,345	$48,722
Diversified Equity Fund	N/A	N/A	N/A
Socially Responsible Equity Fund	N/A	N/A	N/A

(1)
No information is provided for the Limited Maturity Fund, the Full Maturity Fund, the Diversified Equity Fund and the Socially Responsible Equity Fund because these Funds were not included in the Shareholder Service Provider Agreement between CNS and CNB as of September 30, 2010, September 30, 2011, and September 30, 2012.

EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the Custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues. In its role as investment manager, City National Rochdale has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described above and in the Prospectus.

CODES OF ETHICS

Each of the Trust, the Investment Manager, the Sub-Advisers and the Distributor has adopted codes of ethics which contains policies on personal securities transactions by “access persons.” These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings as described below.

Disclosure, Generally: All Funds
The Investment Manager and the Administrator receive information regarding the Funds’ portfolio holdings on a daily basis, and have the ability to disclose such information to other persons. The Funds or the Investment Manager may disclose the Funds’ entire portfolio holdings as of the end of a calendar month to third parties within 30 calendar days after the end of the month, provided such disclosure is publicly available to all investors (on the Funds’ website or otherwise) unless earlier or more limited disclosure is specifically allowed as outlined below.

The Funds or the Investment Manager may disclose selected information and commentary about portfolio holdings that does not identify specific portfolio holdings (“Portfolio Data”) orally or in writing to third parties as of the end of the most recent calendar month no sooner than ten calendar days after month-end.  Portfolio Data may include, but is not limited to, information about how each Fund’s investments are generally allocated among asset classes, economic sectors, sub-advisers, industries, countries, and other general fundamental characteristics (e.g., P/E ratios, market capitalizations). For fixed income funds, Portfolio Data may include information about types of bonds, bond maturities, bond coupons and bond credit quality ratings.  Portfolio Data may be provided to members of the press, persons considering investing in the Fund, including consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers, and rating and ranking organizations.  The Investment Manager may restrict access to Portfolio Data of a Fund in its sole discretion if the Investment Manager believes the release of such Portfolio Data may be harmful to the Fund.

Additionally, the Trust files the Funds’ complete portfolio holdings schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust’s second and fourth fiscal quarters, lists of the Funds’ complete portfolio holdings will be made available in the Funds’ annual and semi-annual reports, which will be mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports will also be available on the Funds’ website.

Disclosure, Generally: Money Market Funds
With respect to the Money Market Funds, the Money Market Funds and the Investment Manager may post on the Funds’ website, for a period of no less than six months, and beginning no later than the fifth business day of the month, a schedule of the Money Market Funds’ investments as of the last business day of the prior month, including all information about such investments required by Rule 2a-7 under the 1940 Act.

In addition, with respect to each Money Market Fund, the Administrator files with the SEC a monthly report of portfolio holdings on Form N-MFP, current as of the last business day of the previous month, no later than the fifth business day of each month.  The information filed with the SEC on Form N-MFP is made available to the public by the SEC 60 days after the end of the month to which the information pertains.

Exceptions
Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Funds’ portfolio holdings may be disclosed to any third party except for the following disclosures, which are generally made by the Investment Manager or the Administrator: 1) the Funds and the Investment Manager may disclose to third parties the ten largest holdings of any Fund and all holdings in the Multi-Asset Fund no sooner than a period of ten calendar days after the prior month-end; 2) information about a Fund’s holdings in any particular security can be made available to stock exchanges, regulators or issuers at any time; 3) Fund portfolio holding information can be made available to rating and ranking organizations (e.g., Morningstar), subject to confidentiality requirements; 4) Fund portfolio holding information can be made available to any other third party provided that the recipient has a legitimate business need for the information and pursuant to a written confidentiality agreement between the recipient and the Investment Manager, including provisions restricting trading on the information provided; 5) the Funds and the Investment Manager may disclose any portfolio holdings to third parties as may be required by law or by the rules or regulations of the Securities and Exchange Commission or by the laws or regulations of foreign jurisdictions in which the Funds invest.  Any exception to the general portfolio holding policy discussed above and any other waiver of the Funds’ Portfolio Holdings Disclosure Policy must be approved in writing by the Funds’ Chief Compliance Officer.

As of December 31, 2012, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Investment Manager, Administrator and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Funds’ portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor’s, and Bloomberg L.P., to which each Fund’s full portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust’s website.

The release of all non-public information by the Trust is subject to confidentiality requirements which the Board of Trustees has determined are adequate to safeguard the Funds and their shareholders from improper disclosure of portfolio holdings information. The Investment Manager’s Code of Ethics prohibits all of its employees from communicating material non-public information to others in violation of law or entering into any transaction based on material non-public information. Each of the Administrator and Institutional Shareholder Services is required to keep confidential all information related to the Trust pursuant to its respective service agreement. The Trust’s custodian, independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust currently provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Funds’ website.

Neither the Trust nor its Investment Manager, Sub-Advisers or any other person may receive compensation in connection with the disclosure of information about the Trust’s portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of the Trust’s Investment Manager, Sub-Advisers, distributor, or any affiliated person of the Trust or its Investment Manager, Sub-Advisers or distributor, the CCO will make a determination in the best interests of the Fund’s shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust’s portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.

PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the “Policy”), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager’s general management of the Funds, subject to the Board’s continuing oversight. The Investment Manager, in accordance with the Policy, has further delegated the responsibility for voting proxies for certain of the Funds to the Sub-Advisers.

A conflict of interest may be deemed to occur when the Investment Manager or a Sub-Adviser or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Investment Manager’s or a Sub-Adviser’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Investment Manager or a Sub-Adviser is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Whenever the Multi-Asset Fund is requested to vote on any matter submitted to shareholders of an Underlying Fund, the Multi-Asset Fund will cast its votes, as a shareholder of the Underlying Fund, in proportion to the votes received by the Underlying Fund from all other shareholders of the Underlying Fund.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling (888) 889-0799 or (800) 445-1341, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of the Investment Manager and each Sub-Adviser that votes proxies on behalf of the Funds is included as Appendix A below.

GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996, and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Currently, the Trust offers shares of 18 series.  Each series offers multiple classes of shares as set forth in the following chart. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

Fund	Institutional Class	Servicing Class	Class N	Class S
Government Money Fund		X	X	X
Prime Money Fund	X	X	X	X
California Money Fund		X	X	X
Limited Maturity Fund	X		X
Government Bond Fund	X	X	X
Corporate Bond Fund		X	X
California Bond Fund		X	X
Full Maturity Fund	X		X
Muni High Income Fund		X	X
High Yield Bond Fund	X	X	X
Multi-Asset Fund	X	X	X
U.S. Core Equity Fund	X	X	X
Diversified Equity Fund	X		X
Socially Responsible Equity Fund	X		X

The Trust is generally not required to hold shareholder meetings. However, as provided in the Agreement and Declaration of Trust of the Trust (the “Declaration”) and the Bylaws of the Trust (the “Bylaws”), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees, or the end of their term as described above in the section “Management of the Trust”. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 4, 2013, the following shareholders are deemed to control the indicated Funds by virtue of owning more than 25% of the outstanding shares of such Funds. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the indicated Fund. Through the exercise of voting rights with respect to shares of the Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

Government Money Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, LLC 499 Washington Boulevard Jersey City, New Jersey 07310-2010	66.88%

Prime Money Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, California 90060-0520	40.46%

California Money Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, LLC 499 Washington Boulevard Jersey City, New Jersey 07310-2010	72.12%

Limited Maturity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, FEBO City National Bank 555 S. Flower Street, Floor 10 Lost Angeles, California 90071-2300	34.31%

Government Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, FEBO City National Bank 555 S. Flower Street, Floor 10 Lost Angeles, California 90071-2300	28.37%

Corporate Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, FEBO City National Bank 555 S. Flower Street, Floor 10 Lost Angeles, California 90071-2300	72.37%

California Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, FEBO City National Bank 555 S. Flower Street, Floor 10 Lost Angeles, California 90071-2300	71.75%

Full Maturity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
NFS LLC FEBO Regions Morgan Keegan Trust 250 Riverchase Parkway E., Floor 5 Birmingham, Alabama 35244-1832	64.47%

High Yield Bond Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, FEBO City National Bank 555 S. Flower Street, Floor 10 Lost Angeles, California 90071-2300	30.44%

Diversified Equity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, New York 10281-1003	70.24%

U.S. Core Equity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services, FEBO City National Bank 555 S. Flower Street, Floor 10 Lost Angeles, California 90071-2300	46.71%

Socially Responsible Equity Fund

Shareholder	Percentage of Total Outstanding Shares of Fund
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, New York 10281-1003	72.14%

As of January 4, 2013, the following shareholders were known by the Funds to own of record (with sole or shared voting or investment power) 5% or more of the outstanding shares of any class of any of the Funds.

Government Money Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Lost Angeles, California 90060-0529	Servicing Class	96.88%
National Financial Services, LLC 499Washington Boulevard Jersey City, New Jersey 07310-2010	Class N	79.90%

Shareholder	Class	Percentage of Total Outstanding Shares of Class
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, California 90060-0520	Class N	20.10%
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, California 90060-0520	Class S	100.00%

Prime Money Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
Band & Co c/o US Bank NA PO Box 1787 Milwaukee, Wisconsin 53201-1787	Institutional Class	100.00%
City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, California 90060-0520	Servicing Class	84.13%
National Financial Services, LLC 499Washington Boulevard Jersey City, New Jersey 07310-2010	Servicing Class	15.85%
National Financial Services, LLC 499Washington Boulevard Jersey City, New Jersey 07310-2010	Class N	66.55%
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, California 90060-0520	Class N	33.45%
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, California 90060-0520	Class S	100.00%

California Money Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, California 90060-0520	Servicing Class	98.33%
National Financial Services, LLC 499Washington Boulevard Jersey City, New Jersey 07310-2010	Class N	97.20%
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, California 90060-0520	Class S	100.00%

Limited Maturity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Los Angeles, California 90071-2300	Institutional Class	37.88%
Lewistown Hospital 400 Highland Avenue Lewiston, Pennsylvania 17044-1167	Institutional Class	24.71%
Trinity Medical Center 380 Summit Avenue Steubenville, Ohio 43952-2699	Institutional Class	13.31%
Sullivan County Community Hospital PO Box 10 Sullivan, Indiana 47882	Institutional Class	6.55%
Medcenter One Plant Fund Attn: Finance Department PO Box 5525 Bismarck, North Dakota 58506-5525	Institutional Class	5.22%
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, New York 10281-1003	Class N	95.23%

Government Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Los Angeles, California 90071-2300	Institutional Class	68.53%
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Los Angeles, California 90071-2300	Institutional Class	22.46%
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Los Angeles, California 90071-2300	Servicing Class	42.43%
NFS LLC FEBO City National Bank 225 Broadway, Floor 5 San Diego, California 92101-5005	Servicing Class	5.02%
NFS LLC FEBO Alan Berman New York, New York 10021-2965	Class N	10.03%
NFS LLC FEBO Stanley J. Kafka Tarzana, California 91356-5114	Class N	8.65%
NFS LLC FEBO Marvin D Iannone Beverly Hills Police Foundation Beverly Hills, California 90210-4873	Class N	7.95%

Corporate Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Los Angeles, California 90071-2300	Servicing Class	73.78%
NFS LLC FEBO City National Bank 225 Broadway, Floor 5 San Diego, California 92101-5005	Servicing Class	7.82%
NFS LLC FEBO FBO Stanley J Kafka Tarzana, California 91356-5114	Class N	9.43%
NFS LLC FEBO Stewart Billett TTEE Lost Angeles, California 90024-3708	Class N	7.72%

California Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Los Angeles, California 90071-2300	Servicing Class	80.02%
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Los Angeles, California 90071-2300	Servicing Class	10.35%
NFC LLC FEBO City National Bank 225 Broadway, Floor 5 San Diego, California 92101-5005	Servicing Class	8.60%
NFS LLC FEBO Anna Dellatte Los Angeles, California 90069-1633	Class N	22.99%
NFS LLC FEBO The Lichtenstein Family Trust Phillip A. Kass TTEE Encino, California 91436-2767	Class N	12.74%
NFS LLC FEBO Robert Harper, D. Goldman TTEE Lost Angeles, California 90024-3708	Class N	8.95%
NFS LLC FEBO Art Spence TTEE Beverly Hills, California 90210-2003	Class N	5.44%
NFS LLC FEBO Andre Young TTEE Los Angeles, California 90024-3708	Class N	8.95%

Full Maturity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO Regions Morgan Keegan Trust 250 Riverchase Parkway E., Floor 5 Birmingham, Alabama 35244-1832	Institutional Class	64.89%
Wells Fargo Bank NA FBO Dearborn County PO Box 1533 Minneapolis, Minnesota 55480	Institutional Class	15.27%
Lewistown Hospital 400 Highland Avenue Lewistown, Pennsylvania 17044-1167	Institutional Class	10.78%
Saltco PO Box 469 Brewton, Alabama 36427	Institutional Class	5.87%
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, New York 10281-1003	Class N	88.55%
Scottrade LLC Orcas Island Chamber Music Festival PO Box 31759 St. Louis, Missouri 63131	Class N	7.06%

High Yield Bond Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Los Angeles, California 90071-2300	Institutional Class	60.96%
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Los Angeles, California 90071-2300	Institutional Class	16.71%

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Los Angeles, California 90071-2300	Institutional Class	9.97%
NFC LLC FEBO City National Bank 225 Broadway, Floor 5 San Diego, California 92101-5005	Institutional Class	5.25%
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Los Angeles, California 90071-2300	Servicing Class	70.03%
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Los Angeles, California 90071-2300	Servicing Class	14.52%
NFS LLC FEBO The Angell Family Trust Perry Oretzky TTEE Los Angeles, California 90024-4110	Class N	16.85%
CNB FBO GFC Capital Corp 9201 Wilshire Boulevard, Suite 305 Beverly Hills, California 90210-5514	Class N	9.50%
NFS LLC FEBO Sidney Moray, Michael Moray, David Moray Beverly Hills, California 90210-5514	Class N	5.32%

Multi-Asset Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Los Angeles, California 90071-2300	Institutional Class	100.00%
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Los Angeles, California 90071-2300	Servicing Class	39.39%

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Los Angeles, California 90071-2300	Servicing Class	34.51%
Charles Schwab & Co Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94101	Servicing Class	9.82%
NFS LLC FEBO City National Bank 225 Broadway, Floor 5 San Diego, California 92101-5005	Servicing Class	7.09%

Diversified Equity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, New York 10281-1003	Institutional Class	76.44%
Wells Fargo Bank NA FBO Dearborn County PO Box 1533 Minneapolis, Minnesota 55480	Institutional Class	12.30%
Saltco PO Box 469 Brewton, Alabama 36427	Institutional Class	11.27%
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, New York 10281-1003	Class N	63.83%
William and Nanci Greene Lombard, Illinois 60148	Class N	8.39%

U.S. Core Equity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower Street, Floor 10 Trust Operations Lost Angeles, California 90071-2300	Servicing Class	98.00%

Socially Responsible Equity Fund

Shareholder	Class	Percentage of Total Outstanding Shares of Class
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, New York 10281	Institutional Class	96.38%
Charles Schwab & Co Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94101	Class N	83.48%
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, New York 10281	Class N	9.25%

As of January 16, 2013, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of each Fund.

PERFORMANCE INFORMATION

As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Funds’ 30-day yields are calculated according to a formula prescribed by the SEC, expressed as follows:

YIELD = 2[(1+[a-b]/cd)6 - 1]

Where:	a	=	dividends and interest earned during the period.
	b	=	expenses accrued for the period (net of reimbursement).
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d	=	the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable “a” in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Current yield reflects the interest income per share earned by the Money Market Funds’ investments. Current yield is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the SEC formula:

Effective Yield = [(Base Period Return + 1)365/7] – 1

Investors should recognize that, in periods of declining interest rates, the Funds’ yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Funds. In periods of rising interest rates, the opposite result can be expected to occur.

A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in tax-exempt obligations. The tax equivalent yield for the California Bond Fund and California Money Fund is computed by dividing that portion of the current yield (or effective yield) of the Fund (computed for the Funds as indicated above) that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion (if any) of the yield of the Fund that is not tax-exempt. Assuming a California tax rate of 9.3% and a federal tax rate of 35%, the effective tax rate based on the combination of the state and federal rates is 41.05%. The effective rate used in determining such yield does not reflect the tax costs resulting from the loss of the benefit of personal exemptions and itemized deductions that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding certain levels. The tax equivalent yield may be higher than the rate stated for taxpayers subject to the loss of these benefits.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund’s performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund’s performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund’s average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund’s inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund’s “average annual total return” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=
Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions and redemption” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemption).
	n	=	number of years.
	ATVDR	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions and redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Equity Funds, Bond Funds and Multi-Asset Fund may be purchased and redeemed on days when the New York Stock Exchange (the “NYSE”) is open for business. Currently, the weekdays that the NYSE recognizes as holidays and is closed are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Money Market Funds may be purchased and redeemed on days when the NYSE and the Federal Reserve Bank of New York (the “Federal Reserve”) are open for business. The Funds reserve the right to open for business on days that the NYSE is closed due to an emergency or other unanticipated event, but the Federal Reserve is open. Purchases and redemptions will be made in full and fractional shares.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your “Authorized Institution”) will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. Dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds’ net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds’ shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

OTHER INFORMATION

The Prospectus and this SAI do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements for the Funds, as contained in the Annual Report to Shareholders of the Funds for the fiscal year ended September 30, 2012, are available on request and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report on the authority of __________ as experts in accounting and auditing.

APPENDIX  A – PROXY VOTING POLICIES

City National Rochdale Proxy Voting Policy

Policy

It is the policy of City National Rochdale to exercise the duties of care and loyalty with respect to proxy voting. Under the duty of care, City National Rochdale will monitor corporate events and vote proxies. Under the duty of loyalty, City National Rochdale will cast proxy votes in a manner consistent with the best interest of its clients and not subrogate the clients’ interests to its own.

Procedure

City National Rochdale has hired Institutional Shareholder Services (ISS) to vote proxies on its behalf with respect to portfolio equity securities for the Funds. ISS is a registered investment adviser and provider of proxy voting and corporate governance services. Its core business is analyzing proxies and issuing informed research and objective vote recommendations. Its research and proxy voting policies are designed on the premise that good corporate governance ultimately results in increased shareholder value. City National Rochdale has adopted the proxy voting guidelines of ISS as the proxy voting policies of City National Rochdale with respect to the Funds. City National Rochdale has instructed ISS to vote proxies on its behalf in accordance with these guidelines and to vote (i) any issue or proposal designated in the guidelines to be voted on a “case by case basis” and (ii) any issue or proposal not listed in the guidelines according to ISS’ recommendation.

City National Rochdale (if it has retained the authority to vote proxies) may determine that it is in a Fund’s best interest not to vote proxies received. Circumstances in which City National Rochdale may determine not to vote proxies include the following:

(a) If City National Rochdale determines that the Fund no longer holds securities of the issuer, or the value of a Fund’s economic interest or portfolio holding in the issuer is insignificant (generally less than 0.05% of the issuer’s outstanding securities) and is unlikely to influence the ultimate outcome of the shareholder vote.

(b) If a cost-benefit analysis indicates that the cost of voting a proxy would exceed any reasonably anticipated benefits to the fund of the proxy proposal.

(c) If, in the case of securities of a foreign issuer, it is not practicable to obtain relevant information, to vote such securities or arrange for a proxy to do so, or voting would result in undesirable trading restrictions on such securities.

Written records of determinations not to vote proxies shall be retained in City National Rochdale’s records.

If the Multi-Asset Fund series of the Trust acquires shares of an investment company, including any other series of the Trust (an “Acquired Fund”), with respect to any proxies solicited by the Acquired Fund the Multi-Asset Fund shall vote the shares of the Acquired Fund held by the Multi-Asset Fund in the same proportion as the vote of all other shareholders of the Acquired Fund.  City National Rochdale shall instruct ISS to vote shares of affiliated and unaffiliated funds held by the Multi-Asset Fund in the same percentage as the shares voted by the other shareholders of such funds.

City National Rochdale Voting Authority – City National Rochdale reserves the right to withdraw any proxy item(s) from ISS and to vote the proxy item(s) on its own, if City National Rochdale determines that no material conflict of interest exists. The proxy item(s) will be submitted to City National Rochdale’s Management Committee which will determine the vote for each of the proposals in question in accordance with the policy stated above.

The Committee will use the following conflict of interest procedures to determine whether City National Rochdale has a material conflict of interest.1

The Management Committee will determine whether City National Rochdale or its affiliates have a significant business or personal/family relationship that could give rise to a conflict of interest. The Committee will make a reasonable investigation of information relating to conflicts of interest. The Committee will rely on information about City National Rochdale and its affiliates that is publicly available or that is generally known by City National Rochdale employees, and other information actually known by a member of the Committee. Absent actual knowledge, the Committee will not investigate possible conflicts where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee. Each member of the Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge, but which have not been identified by the Committee pursuant to this policy.

If a director, officer or employee of City National Rochdale or its affiliates not involved in the proxy voting process contacts any Committee member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the Committee and the Committee shall contact Legal Counsel who will be asked to recommend an appropriate course of action.

If it is determined that a material conflict of interest exists, the Committee will not vote and the proxy item(s) will be returned to ISS for voting in accordance with ISS’ guidelines. Any such determination is subject to the “Recordkeeping” requirements described below.

City National Rochdale Oversight

a.
At least annually, City National Rochdale’s Chief Compliance Officer will review a sample of ISS’ voting record to verify that proxy votes are being cast in accordance with City National Rochdale’s adopted guidelines.

b.	ISS’ Voting Guidelines will be reviewed by the Management Committee annually.

City National Rochdale Funds Board Reporting

a.
At least annually, City National Rochdale and each sub-adviser with authority to vote proxies on behalf of any Fund for which City National Rochdale has oversight (the “City National Rochdale Sub-Advisers”) shall present to the City National Rochdale Funds board of trustees (the “Trustees”) its policies, procedures and guidelines for voting proxies. In lieu of such an annual report, City National Rochdale and each City National Rochdale Sub-Adviser may indicate that it has made no material changes to any of these documents. City National Rochdale and each City National Rochdale Sub-Adviser shall notify the Trustees promptly of material changes to any of these documents.

b.
At least annually, City National Rochdale and each City National Rochdale Sub-Adviser shall provide to the Trustees a summary record of all proxies voted with respect to portfolio securities of such Fund during the year, which summary may be a statistical report that details the categories and quantities of items voted, but does not identify each issuer. With respect to those proxies that City National Rochdale or a City National Rochdale Sub-Adviser has identified as involving a conflict of interest, City National Rochdale or the City National Rochdale Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

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For this purpose, a “conflict of interest” shall be deemed to occur when an adviser or sub-adviser or an affiliated person of an adviser or sub-adviser has a financial interest in a matter presented by a proxy to be voted on behalf of a fund, other than the obligation the adviser or sub-adviser incurs as investment adviser to the fund, which may compromise the adviser’s or sub-adviser’s independence of judgment and action in voting the proxy.

Recordkeeping – The following items will be maintained in accordance with the five year retention requirement as follows:

a.	proxy voting procedures and policies, and all amendments, will be maintained by City National Rochdale’s Chief Compliance Officer;

b.
ISS will maintain a copy of each proxy statement and a record of each vote cast on behalf of the securities held by the client (Fund). City National Rochdale has obtained an undertaking from ISS to provide such information promptly upon request. City National Rochdale’s Director of Research will also receive quarterly reports from ISS for the equity funds for which City National Rochdale has investment discretion, as described above.

c.
a record of all client requests for proxy voting information and the subsequent responses will be maintained by City National Rochdale’s Chief Compliance Officer. Any requests received by other City National Rochdale staff members should be forwarded to the Chief Compliance Officer.

d.
records memorializing the determination to withdraw a vote from ISS and the basis for City National Rochdale’s voting decision will be maintained by the Management Committee a copy of which will be provided to City National Rochdale’s Chief Compliance Officer.

Proxy Voting Disclosure

For purposes of the Trust’s registration statement disclosure on Form N-1A, City National Rochdale and each City National Rochdale Sub-Adviser shall provide the Trust with a description of its policies and procedures to determine how to vote proxies relating to portfolio securities for which it has authority to vote proxies on behalf of any Fund.

SKBA PROXY POLICY

If assigned proxy voting responsibility on behalf of our clients, SKBA Capital Management will vote proxies as indicated below:

Regular (R) - On Regular proxies, in which shareholders are asked to vote only on management’s nominations for the Board of Directors and its selection of auditor, SKBA Capital Management will usually vote in favor of management’s recommendations.

Specials (S) - On Special proxies, which require shareholder votes on issues other than the election of the Board of Directors and selection of auditor, SKBA Capital

Management will vote to retain shareholder rights as indicated below:

The firm will always vote against the following management proposals that:

1.	create more than one class of directors.

2.	create staggered terms for Board members or non-annual election of directors.

3.	eliminate cumulative voting.

4.	require a super majority approval of the acquisition of the company by another.

5.	eliminate preemptive rights.

The firm will usually vote against the following management proposals that:

6.	require a “Fair Price” in the acquisition of the company.

7.	make the acquisition of the company more difficult.

8.
change the state of incorporation (e.g.  from California to Delaware), if it is the stated intention of this proposal to implement changes in voting requirements, in the classification of directors, and/or other provisions which, by stated policies, are not considered to be in the best long-range interest of shareholders and which typically have not been voted in favor of management.

9.	obtain shareholder authorization for the repurchase of shares from one or more major shareholders.

10.	increase the number of authorized shares as it is the company’s intention to utilize these shares to reduce the likelihood of a future takeover.

11.	create, or in effect create, a class of stock with superior voting power which over time may concentrate the voting power within a smaller group of shareholders.

12.
amend the current employee stock option plan to increase the number of shares available to be awarded as the plan will award only one or two members of top management or will/could represent a potential increase in outstanding common shares of more than 3%.  By policy, an increase in options available for grant of an amount greater than 3% of the outstanding common stock is deemed to be excessive unless the change includes the phase-out of a prior plan or is needed to incent a new management team.

The firm will usually vote against shareholder proposals that are non-business related as such items typically do not directly benefit shareholder and are usually best left to management’s discretion.

The firm will usually vote in favor of the following shareholder or management proposals that:

13.	reinstate cumulative voting.

14.	return to the annual election of directors or eliminate staggered terms of directors.

15.	reinstate preemptive shareholder rights.

16.	repeal provisions requiring a super majority vote by shareholders to approve the election of directors and/or corporate resolutions

17.	repeal “poison pill” provisions or give shareholders the right to approve or repeal such provisions.

18.	adopt the use of indexed stock options.

19.	require that the board of directors consist entirely of non-employee directors, with the exception of the CEO.

20.	support the separation of the jobs of Chairman and CEO, with the establishment of a non-executive Chairman of the Board.

21.	require that the Audit Committee and/or Compensation Committee members consist entirely of non-employee directors.

22.
prohibit the company from establishing contracts with and paying fees for management consulting and/or other advisory services with the accounting firm conducting its audit and/or tax return functions.

23.	require the company to expense stock options.

24.
establish the guideline that a company’s CEO directly own at least five times his or her base salary in common stock of the company, excluding stock granted but unexercised under company stock option plans.

25.	disclose the process and formulas upon which short- and long-term incentive compensation is determined for corporate officers.

Shares on Loan
In the process of reviewing proxy statements for voting, SKBA will consider calling stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.  In determining whether to call the stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

Proxy Reports
We utilize Proxy Edge for all our client portfolios ensuring complete and accurate voting records.

In compliance with Rule 206(4)-6 of the Investment advisers Act of 1940 with regard to potential conflicts of interests in proxy voting, we outline below a brief summary of our Proxy Voting Policy.

Our overriding concern in voting proxies is to protect and enhance our clients’ financial well being.  The financial impact on our clients will supersede any relationship SKBA may have with any corporation soliciting a proxy.  If it can be determined that a proposal negatively impacts the client’s financial position, we will vote against it.  We are concerned with shareholder rights and will vote against most attempts by boards of directors to entrench or expand their positions at the expense of shareholders.  We will vote with shareholders on proposals to protect those rights including management proposals that would make the acquisition of the company more difficult or the creation of a new class of securities with superior voting powers.

SKBA Capital Management, LLC (SKBA) believes that we are unlikely to be in a situation that results in a material conflict of interest between our clients’ interests and the interest of our firm. However, if a situation should arise where a material conflict of interest (or an appearance of a conflict of interest) is determined to exist, SKBA will make an effort to seek out the opinion of a qualified independent third party regarding this issue. If this situation should occur, it will be thoroughly documented.

March 2011

CNI-SX-007-0800

PART C

Item 28.	Exhibits

(a)			Articles of Incorporation:

	(1)		Agreement and Declaration of Trust of CNI Charter Funds (now City National Rochdale Funds) (the “Registrant”) dated October 25, 1996. (A)

		(i)	Amendment dated April 26, 1999, to the Registrant’s Agreement and Declaration of Trust dated October 25, 1996. (B)

		(ii)	Amendment dated December 4, 2012, to the Registrant’s Agreement and Declaration of Trust dated October 25, 1996 as amended April 26, 1999. (Y)

		(iii)	Amendment dated August 15, 2013, to the Agreement and Declaration of Trust dated October 25, 1996 as amended April 26, 1999 - filed herewith.

	(2)		Registrant’s Certificate of Trust dated October 25, 1996 and amendments thereto dated February 11, 1998 and April 2, 1999. (W)

		(i)	Certificate of Amendment dated August 15, 2013 to the Certificate of Trust dated October 25, 1996, as amended - filed herewith.

(b)			By-Laws:

	(1)		Registrant’s By-Laws dated October 25, 1996. (A)

		(i)	Amendment dated April 26, 1999, to the Registrant’s By-Laws dated October 25, 1996. (B)

	(2)		Registrant’s Amended and Restated By-Laws as of February 26, 2009. (W)

		(i)	Amendment dated August 29, 2013 to the Amended and Restated By-Laws dated February 26, 2009 - filed herewith.

(c)			Instruments Defining Rights of Security Holders: Not applicable.

(d)			Investment Advisory Contracts:

(1)
Investment Management Agreement dated April 1, 1999 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC) with respect to the City National Rochdale Government Money Market Fund, City National Rochdale Prime Money Market Fund, City National Rochdale California Tax Exempt Money Market Fund, City National Rochdale Government Bond Fund, City National Rochdale Corporate Bond Fund, City National Rochdale California Tax Exempt Bond Fund, City National Rochdale High Yield Bond Fund, City National Rochdale Multi-Asset Fund, and City National Rochdale U.S. Core Equity Fund. (K)

		(i)	Amended Appendices to Investment Management Agreement dated April 1, 1999 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC). (W)

(ii)
Form of Amended Appendices to the Investment Management Agreement dated April 1, 1999 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC), reflecting the addition of the City National Rochdale Municipal High Income Fund - filed herewith.

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(2)
Investment Management Agreement dated October 1, 2005 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC) with respect to the City National Rochdale Limited Maturity Fixed Income Fund, City National Rochdale Full Maturity Fixed Income Fund, City National Rochdale Diversified Equity Fund and City National Rochdale Socially Responsible Equity Fund. (P)

(3)
Expense Limitation Agreement dated January 28, 2013 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC) relating to the City National Rochdale Limited Maturity Fixed Income Fund, City National Rochdale Full Maturity Fixed Income Fund, City National Rochdale Diversified Equity Fund and City National Rochdale Socially Responsible Equity Fund. (W)

(4)
Fee Waiver Agreement dated November 28, 2012 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC) relating to the City National Rochdale Diversified Equity Fund. (V)

(5)
Investment Sub-Advisory Agreement dated April 15, 2009 between City National Asset Management, Inc. (now City National Rochdale, LLC) and Guggenheim Investment Management, LLC with respect to the City National Rochdale High Yield Bond Fund. (O)

(6)
Investment Manager Agreement dated May 16, 2011 between City National Asset Management, Inc. (now City National Rochdale, LLC) and SKBA Capital Management, LLC with respect to the City National Rochdale Diversified Equity Fund. (R)

(7)
Investment Manager Agreement dated May 16, 2011 between City National Asset Management, Inc. (now City National Rochdale, LLC) and SKBA Capital Management, LLC with respect to the City National Rochdale Socially Responsible Equity Fund. (R)

(8)
Form of Investment Manager Agreement between City National Asset Management, Inc. (now City National Rochdale, LLC) and Robert W. Baird & Co. Incorporated with respect to the City National Rochdale Full Maturity Fixed Income Fund. (H)

(9)
Investment Manager Agreement dated December 27, 2012 between City National Asset Management, Inc. (now City National Rochdale, LLC) and Boyd Watterson Asset Management, LLC with respect to the City National Rochdale Full Maturity Fixed Income Fund. (W)

(10)
Investment Management Agreement dated March 28, 2013 between the Registrant and Rochdale Investment Management LLC (now City National Rochdale, LLC) with respect to the City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund and City National Rochdale Emerging Markets Fund. (Y)

(11)
Investment Manager Agreement dated March 28, 2013 between Rochdale Investment Management LLC (now City National Rochdale, LLC) and Seix Investment Advisors LLC with respect to the City National Rochdale Fixed Income Opportunities Fund. (Y)

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(12)
Investment Manager Agreement dated March 28, 2013 between Rochdale Investment Management LLC (now City National Rochdale, LLC) and Federated Investment Management Company with respect to the City National Rochdale Fixed Income Opportunities Fund. (Y)

(13)
Investment Manager Agreement dated March 28, 2013 between Rochdale Investment Management LLC (now City National Rochdale, LLC) and GML Capital LLP with respect to the City National Rochdale Fixed Income Opportunities Fund. (Y)

(14)
Investment Manager Agreement between City National Rochdale, LLC and Waddell & Reed Investment Management Company with respect to the City National Rochdale Municipal High Income Fund - to be filed by amendment.

(e)			Underwriting Contracts:

	(1)		Distribution Agreement dated April 1, 1999 between the Registrant and SEI Investments Distribution Co. (Y)

		(i)	AML Amendment dated March 13/14, 2006, to Distribution Agreement dated April 1, 1999 between the Registrant and SEI Investments Distribution Co. (Y)

	(2)		Form of Sub-Distribution and Servicing Agreement. (E)

(f)			Bonus or Profit Sharing Contracts: Not applicable.

(g)			Custodian Agreements:

	(1)		Custody Agreement dated August 1, 2011 between the Registrant and U.S. Bank National Association. (Q)

		(i)	First Amendment dated January 1, 2012, to the Custody Agreement dated August 1, 2011 between the Registrant and U.S. Bank National Association. (Y)

(ii)
Revised Exhibit C to the Custody Agreement dated August 1, 2011 between the Registrant and U.S. Bank National Association, reflecting the addition of the City National Rochdale Municipal High Income Fund - to be filed by amendment.

(h)			Other Material Contracts:

	(1)		Amended and Restated Administration Agreement dated January 1, 2013 between the Registrant and SEI Investments Global Funds Services. (Y)

(i)
Form of Revised Schedule I to the Amended and Restated Administration Agreement dated January 1, 2013 between the Registrant and SEI Investments Global Funds Services, reflecting the addition of the City National Rochdale Municipal High Income Fund - filed herewith.

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	(2)		Transfer Agent Servicing Agreement dated January 1, 2013 between the Registrant and U.S. Bancorp Fund Services, LLC. (Y)

(3)
Amended and Restated Shareholder Services Agreement dated June 1, 2001 between the Registrant and City National Bank with respect to the City National Rochdale Government Money Market Fund, City National Rochdale Prime Money Market Fund, City National Rochdale California Tax Exempt Money Market Fund, City National Rochdale Government Bond Fund, City National Rochdale Corporate Bond Fund, City National Rochdale California Tax Exempt Bond Fund, City National Rochdale High Yield Bond Fund, City National Rochdale Multi-Asset Fund, City National Rochdale U.S. Core Equity Fund, City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Emerging Markets Fund. (K)

		(i)	Amended Exhibit A dated December 4, 2012, to the Amended and Restated Shareholder Services Agreement dated June 1, 2001 between the Registrant and City National Bank. (Y)
(ii)
Form of Amended Exhibit A to the Amended and Restated Shareholder Services Agreement dated June 1, 2001 between the Registrant and City National Bank, reflecting the addition of the City National Rochdale Municipal High Income Fund - filed herewith.

	(4)		Form of Shareholder Service Provider Agreement between City National Bank and RIM Securities, LLC. (U)

(5)
Form of Shareholder Services Agreement dated January 1, 2011 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC) with respect to the City National Rochdale Limited Maturity Fixed Income Fund, City National Rochdale Full Maturity Fixed Income Fund, City National Rochdale Diversified Equity Fund, and City National Rochdale Socially Responsible Equity Fund. (P)

		(i)	Shareholder Services Fee Limitation Agreement dated November 28, 2012 between the Registrant and City National Asset Management, Inc. (V)

	(6)		Subsidiary Advisory Agreement between Rochdale Emerging Markets (Mauritius) and Rochdale Investment Management LLC - to be filed by amendment.

	(7)		Form of Investment Management Agreement between City National Rochdale Fixed Income Opportunities (Ireland) Limited and City National Rochdale, LLC - filed herewith.

(i)			Legal Opinion:

	(1)		Legal Counsel’s Consent. (M)

	(2)		Legal Counsel’s Opinion. (E)

	(3)		Legal Counsel’s Opinion. (C)

	(4)		Legal Counsel’s Opinion. (D)

	(5)		Legal Counsel’s Opinion. (I)

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(6)	Legal Counsel’s Opinion. (L)

(7)	Legal Counsel’s Opinion. (N)

(8)	Legal Counsel’s Opinion. (R)

(9)	Legal Counsel’s Opinion. (V)

(10)
Legal Counsel’s Opinion relating to the City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Emerging Markets Fund. (X)

(11)	Legal Counsel’s Opinion relating to Institutional Class shares of the City National Rochdale Intermediate Fixed Income Fund - to be filed by amendment.

(12)	Legal Counsel’s Opinion relating to the City National Rochdale Municipal High Income Fund - to be filed by amendment.

(j)		Other Opinions:

	(1)	Consent of KPMG LLP, independent registered public accounting firm. (S)

	(2)	Consent of Ernst & Young, LLP, independent registered public accounting firm. (J)

	(3)	Consent of KPMG LLP, independent registered public accounting firm. (V)

	(4)	Consent of KPMG LLP, independent registered public accounting firm. (W)

(5)
Consent of Tait, Weller & Baker LLP, independent registered public accounting firm relating to the City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Emerging Markets Fund. (X)

(6)
Consent of Tait, Weller & Baker LLP, independent registered public accounting firm relating to the City National Rochdale Dividend & Income Fund, City National Rochdale Intermediate Fixed Income Fund, City National Rochdale Fixed Income Opportunities Fund, and City National Rochdale Emerging Markets Fund. (Y)

	(7)	Consent of Independent Registered Public Accounting Firm relating to the City National Rochdale Intermediate Fixed Income Fund - to be filed by amendment.

(k)		Omitted Financial Statements: Not applicable.

(l)		Initial Capital Agreements:

	(1)	Initial Capital Agreement. (A)

(m)		Rule 12b-1 Plan:

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	(1)		Rule 12b-1 Distribution Plan dated January 28, 2013. (W)

		(i)	Form of Revised Schedule A and Schedule B to the Rule 12b-1 Distribution Plan dated January 28, 2013, reflecting the addition of the City National Rochdale Municipal High Income Fund - filed herewith.

(n)			Rule 18f-3 Plan:

	(1)		Amended and Restated Multiple Class Plan dated February 19, 2013. (Y)

		(i)	Form of Revised Appendix A to the Amended and Restated Multiple Class Plan dated February 19, 2013, reflecting the addition of the City National Rochdale Municipal High Income Fund - filed herewith.

(o)			Reserved.

(p)			Codes of Ethics:

	(1)		CNI Charter Funds (now City National Rochdale Funds). (T)

	(2)		City National Asset Management, Inc. (now City National Rochdale, LLC). (Q)

	(3)		SEI Investments Distribution Co. (F)

	(4)		Guggenheim Partners Investment Management, LLC. (T)

	(5)		SEI Investments Global Funds Services. (G)

	(6)		Robert W. Baird & Co. Incorporated. (T)

	(7)		SKBA Capital Management, LLC. (W)

	(8)		Boyd Watterson Asset Management, LLC. (O)

	(9)		Rochdale Investment Management, LLC. (U)

	(10)		Seix Investment Advisors LLC. (U)

	(11)		Federated Investment Management Company. (U)

	(12)		GML Capital, LLP. (U)

	(13)		Waddell & Reed Investment Management Company - to be filed by amendment.

(q)			Powers of Attorney:

	(1)		Power of Attorney. (Y)

6

(A)	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-1A (333-16093) on November 14, 1996 and incorporated herein by reference.

(B)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 8 (333-16093) on May 3, 1999 and incorporated herein by reference.

(C)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 18 (333-16093) on August 3, 2001 and incorporated herein by reference.

(D)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 19 (333-16093) on October 1, 2001 and incorporated herein by reference.

(E)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 13 (333-16093) on February 28, 2000 and incorporated herein by reference.

(F)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 22 (333-16093) on January 28, 2004 and incorporated herein by reference.

(G)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 24 (333-16093) on January 28, 2005 and incorporated herein by reference.

(H)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 25 (333-16093) on May 13, 2005 and incorporated herein by reference.

(I)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 28 (333-16093) on October 12, 2005 and incorporated herein by reference.

(J)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 31 (333-16093) on January 29, 2007 and incorporated herein by reference.

(K)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 32 (333-16093) on June 27, 2007 and incorporated herein by reference.

(L)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 33 (333-16093) on September 21, 2007 and incorporated herein by reference.

(M)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 34 (333-16093) on January 28, 2008 and incorporated herein by reference.

(N)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 37 (333-16093) on June 17, 2008 and incorporated herein by reference.

(O)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 39 (333-16093) on November 18, 2009 and incorporated herein by reference.

(P)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 41 (333-16093) on January 28, 2011, and incorporated herein by reference.

(Q)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 44 (333-16093) on September 14, 2011, and incorporated herein by reference.

(R)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 48 (333-16093) on December 16, 2011, and incorporated herein by reference.

7

(S)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 50 (333-16093) on January 27, 2012, and incorporated herein by reference.
(T)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 52 (333-16093) on September 12, 2012, and incorporated herein by reference.

(U)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 54 (333-16093) on November 21, 2012, and incorporated herein by reference.
(V) (W)

Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 55 (333-16093) on November 28, 2012, and incorporated herein by reference.

Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 57 (333-16093) on January 28, 2013, and incorporated herein by reference.

(X) (Y)

Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 60 (333-16093) on February 20, 2013, and incorporated herein by reference.

Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 62(333-16093) on
April 30, 2013, and incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control with the Registrant.

None.

As of the date of this Registration Statement, the Registrant owned 100% of the Rochdale Emerging Markets (Mauritius), a collective investment vehicle registered with and regulated by the Mauritius Financial Services Commission.  As of the date of this Registration Statement, the Registrant also owned 100% of the Rochdale Fixed Income Opportunities (Ireland) Limited, a subsidiary organized under the laws of Ireland.

Item 30.	Indemnification.

Please see Article VI of the Registrant’s By-Laws, previously filed as an Exhibit.  Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

8

Notwithstanding the provisions contained in the Registrant’s By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.

Item 31.	Business and Other Connections of Investment Advisers.

CITY NATIONAL ROCHDALE, LLC

City National Rochdale, LLC (“CNR”), a wholly-owned subsidiary of City National Bank (“CNB”) and an indirect wholly owned subsidiary of City National Corporation (“CNC”), serves as investment adviser to each series of the Registrant.  In addition to serving as the investment adviser to each series of the Registrant, CNR also provides other institutional advisory services and provides investment consulting services to institutions.

Except as set forth below, to the knowledge of Registrant none of the directors or officers of CNR is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers also hold various positions with and engage in business for CNB, CNC and/or their affiliates.  The principal business address of each person listed in the table below is either 400 North Roxbury Drive, Beverly Hills, California  90210 or 570 Lexington Avenue, New York, New York 10022, as noted below.

Name and Position with CNR	Other Positions and Directorships
Bruce Simon* Chief Investment Officer	Chief Investment Officer, City National Rochdale, LLC (2013 - Present); and Chairman, President, Chief Investment Officer and Director, City National Asset Management, Inc. (2011-2013).
Otis Heald* Director, Equity Research and Strategy	Senior Vice President and Director of Equity Investments, City National Asset Management, Inc. (2010-2013); and Senior Vice President, City National Bank (2002-Present).
Gregory Kaplan* Director, Fixed Income Investments	Senior Vice President and Director of Fixed Income Investments, City National Asset Management, Inc. (2010-2013); and Senior Vice President, City National Bank (2008-Present).
Paul Single* Managing Director - Tradeable Fixed Income	Senior Vice President and Director of Fixed Income Investments, City National Asset Management, Inc. (2010-2013); and Senior Vice President, City National Bank (1994-Present).
William Miller* Director, Opportunistic Income
Senior Vice President and Director of Fixed Income Investments, City National Asset Management, Inc. (2010-2013); and Senior Vice President of City National Asset Management, Inc. and City National Bank (2008-Present).

Michele Maslow* Chief Financial Officer	Senior Vice President and Chief Financial Officer, City National Securities, Inc. (2001-Present); and Senior Vice President, City National Bank (1999-Present).
Julianne Fries* Chief Compliance Officer
Chief Compliance Officer - Wealth Management, City National Bank (May 2012-Present); Director, Freddie Mac (December 2011-May 2012); and Senior Vice President and Chief Compliance Officer, Aris Financial (2008-2011).

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Name and Position with CNR	Other Positions and Directorships
William J. Souza* Senior Vice President, Chief Legal Officer	Senior Vice President and Senior Trust Counsel, City National Bank (1998-Present); and Chief Compliance Officer, City National Rochdale Funds (May 2012- May 2013).
Richard S. Gershen* Director	Executive Vice President, City National Bank (2009-Present); and Director, City National Asset Management, Inc. (2010-September 2013).
William Freeman* Director
Senior Vice President, City National Bank (1996-Present); Director, Convergent Capital Management LLC (2005-Present), City National Securities Inc. (2010-Present), Convergent Wealth Advisors LLC (2007-Present), Lee Munder Capital Group LLC (2009-Present), and Reed Conner & Birdwell (2007-2011).

Gregory Francoeu* Director
Finance Manager – Wealth Management, City National Bank (2009-Present); Chief Financial Officer, Convergent Capital Management (2001-Present); and Director, City National Securities Inc. (2010-Present).

Carl Acebes** Chairman Emeritus	Chairman Emeritus, RIM Securities, LLC; President and Chairman, Rochdale Corporation (1975 - present); and Managing Member, Rochdale Securities LLC (1975 - present).
Kashif Ahmad** Senior Vice President - Investment Consulting	Senior Vice President - Investment Consulting, RIM Securities, LLC; Partner, RK Associates (2002 - present); and Partner, SK Associates (2002 - present).
Charles Alberton** Vice President & Senior Portfolio Manager	Vice President & Senior Portfolio Manager, RIM Securities, LLC.
John Buckley** Executive Vice President & Western Regional Director	Executive Vice President & Western Regional Director, RIM Securities, LLC.
Bruce Cort* Senior Vice President	President and Director, Cort and Associates Inc. (1987- present).
Edward Cox** Senior Vice President - Investment Consulting	Senior Vice President - Investment Consulting, RIM Securities, LLC.
Garrett D’Alessandro** President, Chief Executive Officer & Co-Chief Investment Officer
President, Chief Executive Officer & Co-Chief Investment Officer, RIM Securities, LLC; President, Chief Executive Officer & Co-Chief Investment Officer, Symphonic Financial Advisors LLC; President, Chief Executive Officer & Co-Chief Investment Officer, Symphonic Securities LLC.

Elizabeth Dooley** Vice President & Senior Portfolio Manager	Vice President & Senior Portfolio Manager, RIM Securities, LLC.

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Name and Position with CNR	Other Positions and Directorships
John Fulgham** Regional Director - Senior Vice President	Regional Director and Senior Vice President, RIM Securities, LLC.
Jeffrey Gage** Senior Vice President	President, Financial Corporation of America Inc., DBA FCA Associates (1987-present).
Thomas Galvin** Director, U.S. Equity Research
Senior Vice President, City National Asset Management, Inc. (2012-2013); Director of U.S. Equity Research, Rochdale Investment Management (February 2012 - 2013); and Managing Partner, Galvin Asset Management (2007 - 2012).

Gregg Giaquinto** Executive Vice President - Operations/Compliance
Executive Vice President- Operations/ Compliance, RIM Securities, LLC; Executive Vice President, Symphonic Financial Advisors LLC;  Executive Vice President and Chief Compliance Officer, Symphonic Securities LLC.

Paul Guerney** Vice President & Senior Portfolio Manager	Vice President & Senior Portfolio Manager, RIM Securities, LLC.
Kurt Hawkesworth** COO	COO, RIM Securities, LLC (previously, General Counsel); COO, Symphonic Financial Advisors LLC (previously, General Counsel); COO, Symphonic Securities LLC (previously, General Counsel).
Russell Launer** Vice President - Client Service	Vice President - Client Service, RIM Securities, LLC; Vice President - Client Service, Symphonic Financial Advisors LLC; and Vice President - Client Service, Symphonic Securities LLC.
Harry Martin** Exec. Vice President - Senior Investment Consultant	Executive Vice President and Senior Investment Consultant, RIM Securities, LLC.
William O’Donnell** Chief Financial Officer	Chief Financial Officer, RIM Securities, LLC; Chief Financial Officer, Symphonic Financial Advisors LLC; and Chief Financial Officer, Symphonic Securities LLC.
Poul-Erik Olsen** Vice President & Senior Portfolio Manager	Vice President & Senior Portfolio Manager, RIM Securities, LLC.
Patrick Vignone** Vice President - CPA Business Development	Vice President - CPA Business Development, RIM Securities, LLC.

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Name and Position with CNR	Other Positions and Directorships
Michael Gozzillo** Senior Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer, City National Rochdale Funds (2013 - Present); Chief Compliance Officer, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC, City National Rochdale Alternative Total Return Fund and City National Rochdale International Trade Fixed Income Fund (2013-present); Director and Compliance Officer, TIAA-CREF (2008 - 2012); and Chief Compliance Officer, TIAA-CREF Life Insurance Co. Separate Accounts (2009-2012).

*	The principal business address for this individual is 400 North Roxbury Drive, Beverly Hills, California 90210.
**	The principal business address for this individual is 570 Lexington Avenue, New York, New York 10022.

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC

Guggenheim Partners Investment Management, LLC (“Guggenheim”) acts as sub-adviser to the City National Rochdale High Yield Bond Fund series of the Registrant. Guggenheim is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and provides investment advisory services to insurance companies, funds (registered and unregistered) and may include from time to time other clients such as individuals and family entities. Except as set forth below, to the knowledge of Registrant none of the directors or officers of Guggenheim is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The principal business address of Messrs. Boehly, Hagner and Sautel in the table below is 135 East 57th Street, 6th Floor, New York, New York 10022.  The principal business address of Mr. Minerd is 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401.

Name and Position with Guggenheim	Other Positions and Directorships
Todd Boehly, Managing Partner
Managing Partner, Guggenheim Corporate Funding, LLC; Managing Partner and Office of the Chief Executive, Guggenheim Capital, LLC; Authorized Person, Guggenheim Apsley Holdings LLC; Director, Guggenheim Transparent Value, LLC; Class A Member, Denver Holdings II, LLC; Director, E5 Global media (UK); Authorized Person, Eldridge Investors LLC; Director, The Landon School; Director, New Canaan Partners, LLC; Director, Five Guys New York; Manager, Max Radio of Denver, LLC; Director, Minerva Holdings LLC; Board Member, Finding a Cure for Epilepsy and Seizures (f.a.c.e.s); Director, Prometheus Media Holdings, LLC; Director, Prometheus Global Media, LLC; Director, Security Benefit Corporation; Authorized Person, Guggenheim Lawrence, LLC; Authorized Person, Guggenheim SBC  Holdings, LLC; and Authorized Person, Guggenheim Knights of Security, LLC.

William Hagner Chief Legal Officer	Director, E5 Global Media (UK); Director, Prometheus Global Media Holdings, LLC; Director, Prometheus Global Media, LLC; and Director, Lionel Nascar Collectibles LLC.

12

Name and Position with Guggenheim	Other Positions and Directorships
B. Scott Minerd, Chief Investment Officer
Owner, Adventure Partners Fund, LLC; Board Member, Diamond Resorts Parent, LLC; Board Member, Guggenheim Transparent Value, LLC; Board Member, Strategic Business Partners Among Nations; Director, Guggenheim Beta Plus Solution Fund SPC; and Director, Guggenheim Partners Opportunistic Investment Grade Securities Fund, LLC.

Stephen D. Sautel, Chief Operating Officer	Director, Guggenheim Global Investments PLC.

SKBA CAPITAL MANAGEMENT, LLC

SKBA Capital Management, LLC (“SKBA”) is a majority employee owned firm.  Effective May 16, 2011, SKBA employee shareholders became majority owners of SKBA, and Convergent Capital Management LLC, a wholly-owned subsidiary of CNC which previously was a majority owner of SKBA, holds a minority ownership interest in SKBA.  SKBA is the sub-adviser for Registrant’s City National Rochdale Socially Responsible Equity Fund and for a portion of Registrant’s City National Rochdale Diversified Equity Fund.  The principal address of SKBA is 44 Montgomery Street, Suite 3500, San Francisco, California 94104.  SKBA is an investment adviser registered under the Investment Advisers Act of 1940.  To the knowledge of Registrant, none of the directors or officers of SKBA is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with SKBA.

Name and Position with SKBA	Other Positions and Directorships
Richard H. Adler Director
Director, Convergent Capital Management, LLC (2003-present) (previously, President and Chief Executive Officer (2003- April 2013), Clifford-Swan Investment Counsel LLC (2007-present), Lee Munder Capital Group LLC (2009-present), Mid-Continent Capital LLC (1997-present), and Convergent Wealth Advisors LLC (2007-April 2013).

ROBERT W. BAIRD & CO. INCORPORATED

Robert W. Baird & Co. Incorporated (“Baird”) is a sub-adviser for a portion of Registrant’s City National Rochdale Full Maturity Fixed Income Fund.  The principal address of Baird is 777 East Wisconsin Avenue, Suite 2500 Milwaukee, Wisconsin 53202.  Baird is an investment adviser registered under the Investment Advisers Act of 1940.  To the knowledge of Registrant none of the directors or officers of Baird is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Baird.

BOYD WATTERSON ASSET MANAGEMENT, LLC

Boyd Watterson Asset Management (“Boyd”) is a sub-adviser for a portion of Registrant’s City National Rochdale Full Maturity Fixed Income Fund.  The principal address of Boyd is 1801 East Ninth Street, Suite 1400, Cleveland, Ohio 44114.  Boyd is an investment adviser registered under the Investment Advisers Act of 1940.  To the knowledge of Registrant none of the directors or officers of Boyd is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Boyd.

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SEIX INVESTMENT ADVISORS LLC

Seix Investment Advisors LLC (“Seix”) is a sub-adviser for a portion of Registrant’s City National Rochdale Fixed Income Opportunities Fund.  The principal address of Seix is 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey 07458.  Seix is an investment adviser registered under the Investment Advisers Act of 1940.  Except as set forth below, to the knowledge of Registrant none of the directors or officers of Seix is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Seix.

Name and Position with Seix	Other Company	Position with Other Company
James Keegan, CEO and CIO	RidgeWorth Capital Management, Inc.	Vice President (2008- present).

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investment Management Company (“Federated”) is a sub-adviser for a portion of Registrant’s City National Rochdale Fixed Income Opportunities Fund.  The principal address of Federated is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.  Federated is an investment adviser registered under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of Federated Investors, Inc.  Except as set forth below, to the knowledge of Registrant none of the directors/trustees or officers of Federated is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Federated, Federated Investors, Inc. and its subsidiaries.

Name and Position with Federated Investment Management Company	Other Positions and Directorships
J. Christopher Donahue, Trustee and Chairman
Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of certain of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

John B. Fisher, Trustee and President/CEO
President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

14

Name and Position with Federated Investment Management Company	Other Positions and Directorships
Thomas R. Donahue, Trustee and Treasurer	Chief Financial Officer, Federated Investors, Inc.
Mark D. Olson, Trustee	Principal, Mark D. Olson & Company L.L.C.; partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494.
Deborah A. Cunningham, Exec. Vice President	Chief Investment Officer of money market products; Senior Portfolio Manager
Robert J. Ostrowski, Exec. Vice President	Chief Investment Officer of taxable fixed-income products; Senior Portfolio Manager
SENIOR VICE PRESIDENTS
Todd A. Abraham	Portfolio manager of various funds in the Federated Fund Complex
J. Scott Albrecht	Portfolio manager of various funds in the Federated Fund Complex
Randall S. Bauer	Portfolio manager of various funds in the Federated Fund Complex
Mark E. Durbiano	Portfolio manager of various funds in the Federated Fund Complex
Donald T. Ellenberger	Portfolio manager of various funds in the Federated Fund Complex
Eamon G. Folan	Portfolio manager of various funds in the Federated Fund Complex
Richard J. Gallo	Portfolio manager of various funds in the Federated Fund Complex
Susan R. Hill	Portfolio manager of various funds in the Federated Fund Complex
William R. Jamison	Portfolio manager of various funds in the Federated Fund Complex
Jeffrey A. Kozemchak	Portfolio manager of various funds in the Federated Fund Complex
George F. Magera, Assistant Secretary	Assistant General Counsel, Federated Investors, Inc.
Mary Jo Ochson	Portfolio manager of various funds in the Federated Fund Complex; Chief Investment Officer of tax-exempt, fixed-income products ; Chief Investment Officer of Tax-Free Money Markets
Liam O’Connell	Portfolio manager of various funds in the Federated Fund Complex
Jeffrey A. Petro	Portfolio manager of various funds in the Federated Fund Complex
Marian R. Marinak	Portfolio manager of various funds in the Federated Fund Complex
Christopher McGinley	Portfolio manager of various funds in the Federated Fund Complex

15

Name and Position with Federated Investment Management Company	Other Positions and Directorships
Ihab Salib	Portfolio manager of various funds in the Federated Fund Complex
Michael W. Sirianni, Jr.	Portfolio manager of various funds in the Federated Fund Complex
Christopher Smith	Portfolio manager of various funds in the Federated Fund Complex
Paige Wilhelm	Portfolio manager of various funds in the Federated Fund Complex
VICE PRESIDENTS
Jerome Conner	Portfolio manager of various funds in the Federated Fund Complex
Lee R. Cunningham, II	Portfolio manager of various funds in the Federated Fund Complex
B. Anthony Delserone, Jr.	Portfolio manager of various funds in the Federated Fund Complex
Bryan Dingle	Portfolio manager of various funds in the Federated Fund Complex
Nathan H. Kehm	Portfolio manager of various funds in the Federated Fund Complex
J. Andrew Kirschler	Portfolio manager of various funds in the Federated Fund Complex
Joseph M. Natoli	Portfolio manager of various funds in the Federated Fund Complex
Gene Neavin	Portfolio manager of various funds in the Federated Fund Complex
Brian Ruffner	Portfolio manager of various funds in the Federated Fund Complex
Stephen J. Wagner	Portfolio manager of various funds in the Federated Fund Complex
Mark Weiss	Portfolio manager of various funds in the Federated Fund Complex
ASSISTANT VICE PRESIDENTS
Ann Kruczek	Senior Vice President, Head of Investment Administration and Operations
Brian P. Bouda, Chief Compliance Officer
Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries.

GML CAPITAL LLP

GML Capital LLP (“GML”) is a sub-adviser for a portion of Registrant’s City National Rochdale Fixed Income Opportunities Fund.  The principal address of GML is The Met Building, 22 Percy Street, London WIT 2BU, United Kingdom.  GML is authorized and regulated by the Financial Services Authority and is an investment adviser registered under the Investment Advisers Act of 1940.  To the knowledge of Registrant none of the directors or officers of GML is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with GML.

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WADDELL & REED INVESTMENT MANAGEMENT COMPANY

Waddell & Reed Investment Management Company (“Waddell & Reed”) is a sub-adviser for the Registrant’s City National Rochdale Municipal High Income Fund.  The principal address of Waddell & Reed is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.  Waddell & Reed is an investment adviser registered under the Investment Advisers Act of 1940.  Except as set forth below, to the knowledge of the Registrant, none of the directors or officers of Waddell & Reed is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Waddell & Reed or its predecessor.

Name and Position with Waddell & Reed	Other Positions and Directorships
Michael L. Avery Executive Vice President and Director
President, Waddell & Reed Financial, Inc. (2010 - Present) (formerly, Chief Investment Officer, 2005-2011); Executive Vice President, Ivy Investment Management Company (2007 - Present); Portfolio Manager for investment companies managed by Wadell & Reed and Ivy Investment Management Company (1994 -Present); and Director, Ivy Investment Management Company.

Henry J. Herrmann CEO, Chairman and Director
Chairman, Waddell & Reed Financial, Inc. (January 2010 - Present); CEO Waddell & Reed Financial, Inc. (2005 - Present); President, CEO and Chairman, Ivy Investment Management Company (2002 - Present); President and Trustee, Waddell & Reed Advisors Funds; Director, Waddell & Reed Financial, Inc., Ivy Investment Management Company, Waddell & Reed Services Company d/b/a WI Service Company, and Waddell & Reed, Inc. ; Trustee of Ivy Funds (32 portfolios overseen); Director of Blue Cross Blue Shield of Kansas City; and Director of United Way of Greater Kansas City.

Mara D. Herrington Vice President
Vice President, Ivy Investment Management Company (2006 - Present); Vice President and Secretary, Advisors Fund Complex (which is comprised of the Waddell & Reed Advisors Funds (20 portfolios), Ivy Funds Variable Insurance Portfolios (26 portfolios), InvestEd Portfolios (3 portfolios) and Ivy Funds (32 portfolios)).

Daniel C. Schulte Senior Vice President and General Counsel
Senior Vice President and General Counsel, Waddell & Reed Financial, Inc., Waddell & Reed, Inc. and Waddell & Reed Services Company d/b/a WI Service Company (2000 - Present); Senior Vice President and General Counsel, Ivy Investment Management Company (2002 - Present); Vice President, General Counsel and Assistant Secretary, Advisors Fund Complex (which is comprised of the Waddell & Reed Advisors Funds (20 portfolios), Ivy Funds Variable Insurance Portfolios (26 portfolios), InvestEd Portfolios (3 portfolios) and Ivy Funds (32 portfolios)).

17

Item 32.	Principal Underwriter.

(a)
Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds	September 8, 2010
Adviser Managed Trust Fund	December 10, 2010
Huntington Strategy Shares	July 26, 2011
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
LocalShares Investment Trust	May 6, 2013
SEI Insurance Products Trust	September 10, 2013
KP Funds	September 19, 2013

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments.  These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)
Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B.  Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

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Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	--
Edward D. Loughlin	Director	--
Wayne M. Withrow	Director	--
Kevin P. Barr	President & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	--
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	--
John C. Munch	General Counsel & Secretary	--
Mark J. Held	Senior Vice President	--
Lori L. White	Vice President & Assistant Secretary	--
John P. Coary	Vice President & Assistant Secretary	--
John J. Cronin	Vice President	--
Robert M. Silvestri	Vice President	--

Item 33.	Location of Accounts and Records.

The accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) will be kept by the Registrant’s Transfer Agent, SEI Investments Fund Management, One Freedom Valley Drive, Oaks, Pennsylvania 19456, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9), (10) and (11) of Rule 31a–1(b)).  Such records will be kept by the Registrant at City National Rochdale, LLC, 400 North Roxbury Drive, Beverly Hills, California 90210 and 570 Lexington Avenue, New York, New York 10022 except for those records relating to portfolio transactions of certain series of the Registrant as shown below:

Series of Registrant	Sub-Adviser and Address
City National Rochdale High Yield Bond Fund	Guggenheim Partners Investment Management, LLC. 135 East 57th Street, 6th Floor New York, New York 10022
City National Rochdale Diversified Equity Fund	SKBA Capital Management, LLC 44 Montgomery Street, Suite 3500 San Francisco, California 94104
City National Rochdale Full Maturity Fixed Income Fund	Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue, Suite 2500 Milwaukee, Wisconsin 53202 Boyd Watterson Asset Management, LLC 1801 East Ninth Street, Suite 1400 Cleveland, Ohio 44114
City National Rochdale Socially Responsible Equity Fund	SKBA Capital Management, LLC 44 Montgomery Street, Suite 3500 San Francisco, California 94104

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Series of Registrant	Sub-Adviser and Address
City National Rochdale Fixed Income Opportunities Fund
Seix Investment Advisors LLC
10 Mountainview Road, Suite C-200
Upper Saddle River, New Jersey 07458

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222
GML Capital LLP
The Met Building
22 Percy Street
London W1T 2BU
United Kingdom

City National Rochdale Municipal High Income Fund	Waddell & Reed Investment Management Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217

Item 34.	Management Services.

There are no management-related service contracts not discussed in Parts A and B.

Item 35.	Undertakings.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant, City National Rochdale Funds, has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills, the State of California, on this 4th day of October, 2013.

CITY NATIONAL ROCHDALE FUNDS

By:	/s/ Garrett D’Alessandro
Garrett D’Alessandro
President, Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities indicated on October 4, 2013.

Signature	Title	Date

/s/ Garrett D’Alessandro	President & Chief	October 4, 2013
Garrett D’Alessandro	Executive Officer

/s/ Eric Kleinschmidt	Controller & Chief	October 4, 2013
Eric Kleinschmidt	Operating Officer

/s/ Irwin G. Barnet*	Trustee	October 4, 2013
Irwin G. Barnet

/s/ Vernon C. Kozlen*	Trustee	October 4, 2013
Vernon C. Kozlen

/s/ William R. Sweet*	Trustee	October 4, 2013
William R. Sweet

/s/ James R. Wolford*	Trustee	October 4, 2013
James R. Wolford

/s/ Daniel A. Hanwacker*	Trustee	October 4, 2013
Daniel A. Hanwacker

/s/ Jay C. Nadel*	Trustee	October 4, 2013
Jay C. Nadel

/s/ Andrew S. Clare*	Trustee	October 4, 2013
Andrew S. Clare

/s/ Jon C. Hunt*	Trustee	October 4, 2013
Jon C. Hunt

* By:	/s/ Garrett D’Alessandro
Garrett D’Alessandro, Attorney-in-Fact, pursuant to Power of Attorney

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EXHIBIT INDEX

Exhibit Number	Exhibit

(a)(1)(iii)	Amendment dated August 15, 2013, to the Agreement and Declaration of Trust dated October 25, 1996 as amended April 26, 1999

(a)(2)(i)	Certificate of Amendment dated August 15, 2013 to the Certificate of Trust dated October 25, 1996, as amended

(b)(2)(i)	Amendment dated August 29, 2013 to the Amended and Restated By-Laws dated February 26, 2009

(d)(1)(ii)
Form of Amended Appendices to the Investment Management Agreement dated April 1, 1999 between the Registrant and City National Asset Management, Inc. (now City National Rochdale, LLC), reflecting the addition of the City National Rochdale Municipal High Income Fund

(h)(1)(i)
Form of Revised Schedule I to the Amended and Restated Administration Agreement dated January 1, 2013 between the Registrant and SEI Investments Global Funds Services, reflecting the addition of the City National Rochdale Municipal High Income Fund

(h)(3)(ii)
Form of Amended Exhibit A to the Amended and Restated Shareholder Services Agreement dated June 1, 2001 between the Registrant and City National Bank, reflecting the addition of the City National Rochdale Municipal High Income Fund

(h)(7)	Form of Investment Management Agreement between City National Rochdale Fixed Income Opportunities (Ireland) Limited and City National Rochdale, LLC

(m)(1)(i)	Form of Revised Schedule A and Schedule B to the Rule 12b-1 Distribution Plan dated January 28, 2013, reflecting the addition of the City National Rochdale Municipal High Income Fund

(n)(1)(i)	Form of Revised Appendix A to the Amended and Restated Multiple Class Plan dated February 19, 2013, reflecting the addition of the City National Rochdale Municipal High Income Fund

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